1933 Act Registration No. 333-25165

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                       [x] Post-Effective
    Amendment No.                                           Amendment No. 1

                         KEYSTONE STRATEGIC INCOME FUND
               (Exact name of registrant as specified in charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    (Address of principal executive offices)

                            Dorothy E. Bourassa, Esq.
                     Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    (Name and address of agent for service)




     Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940 (File No. 33-11050); accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended July 31, 1996 was filed with the Commission on or about September 25, 1996.

                         KEYSTONE STRATEGIC INCOME FUND

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933

                                           Location in Prospectus/Proxy
Item of Part A of Form N-14                            Statement

1.  Beginning of Registration Statement    Cross Reference Sheet; Cover Page
    and Outside Front Cover Page of
    Prospectus

2. Beginning and Outside Back Cover Page Table of Contents of Prospectus

3.  Fee Table, Synopsis Information and    Comparison of Fees and Expenses;
    Risk Factors                           Comparison of Investment Objectives
                                           and Policies; Summary; Risks

4.  Information About the Transaction      Summary; Reasons for the
                                           Reorganization; Comparative
                                           Information on Shareholders' Rights;
                                           Voting Information Concerning the
                                           Meeting; Exhibit A (Agreement and
                                           Plan of Reorganization)

5.  Information about the Registrant       Cover Page; Summary; Comparison of
                                           Investment Objectives and Policies;
                                           Reasons for the Reorganization;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

6.  Information about the Company          Cover Page; Summary; Comparison of
    Being Acquired                         Investment Objectives and Policies;
                                           Reasons for the Reorganization;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

7.  Voting Information                     Cover Page; Summary; Comparative
                                           Information on Shareholders'
                                           Rights; Voting Information
                                           Concerning the Meeting

8.  Interest of Certain Persons            Financial Statements and Experts;
    and Experts                            Legal Matters

9.  Additional Information Required for    Inapplicable
    Reoffering by Persons Deemed to be
    Underwriters

Item of Part B of Form N-14

10.  Cover Page                            Cover Page

11.  Table of Contents                     Omitted

12.  Additional Information About the      Statement of Additional Information
     Registrant                            of Keystone Strategic Income Fund
                                           dated November 29, 1996, as
                                           supplemented January 1, 1997

13.  Additional Information about          Statement of Additional Information
     the Company Being Acquired            of Keystone World Bond Fund dated
                                           February 28, 1997

14.  Financial Statements                  Financial Statements dated July 31,
                                           1996 and January 31, 1997 of
                                           Keystone Strategic Income Fund

                                           Financial Statements dated October
                                           31, 1996 of Keystone World Bond Fund

Item of Part C of Form N-14

15.  Indemnification                       Incorporated by Reference to Part A
                                           Caption - "Comparative Information
                                           on Shareholders' Rights - Liability
                                           and Indemnification of Trustees"

16.  Exhibits                              Item 16. Exhibits

17.  Undertakings                          Item 17. Undertakings

                                 EVERGREEN KEYSTONE
                              (LOGO)   FUNDS     (LOGO)

May 20, 1997


Dear Shareholder:


     We are pleased to announce that the combination of the Evergreen Keystone organization is well underway, and with the combined power of Evergreen Keystone we will be able to bring our investment and service capabilities to a new level. One of the areas we are focusing on is merging funds with similar objectives to maximize the potential for lower overall expenses and greater operating efficiencies.



     The enclosed Prospectus/Proxy Statement contains a proposal to combine Keystone World Bond Fund with Keystone Strategic Income Fund. This proposal is scheduled to be voted on at a special meeting of shareholders of Keystone World Bond Fund on July 14, 1997.



     The reorganization has been structured as a tax-free transaction for shareholders. We believe it will result in one combined fund with greater efficiencies than two separate funds. This reorganization is not expected to affect the total value of your investment.


SUMMARY OF BENEFITS


     (Bullet) Potential for greater operating efficiencies


     (Bullet) Eliminate redundancies in fund offerings


     The Fund's Trustees have very carefully reviewed this proposed reorganization and believe it is in the best interests of shareholders. They recommend you vote FOR the proposal, which is described in detail in the attached Prospectus/Proxy Statement.

VOTING INSTRUCTIONS

     This package contains the materials you will need to vote. To vote, please sign the attached proxy card and return it today in the postage-paid envelope. It is extremely important that you vote, no matter how many shares you own. This is an opportunity to voice your opinion on an important matter affecting your investment.

     If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen Keystone family of mutual funds, please telephone your financial adviser or Evergreen Keystone at 1-800-343-2898.


Sincerely,



/s/ Albert H. Elfner, III                                  /s/ George S. Bissell
ALBERT H. ELFNER, III                                      GEORGE S. BISSELL
CHAIRMAN                                                   CHAIRMAN OF THE BOARD
Keystone Investment Management Company                     Keystone Funds

                            KEYSTONE WORLD BOND FUND
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 14, 1997

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of the World Bond Portfolio of Keystone World Bond Fund will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, on Monday, July 14, 1997, at 3:00 p.m., Eastern time, for the following purposes:



     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the World Bond Portfolio of Keystone World Bond Fund by Keystone Strategic Income Fund in exchange for shares of Keystone Strategic Income Fund, and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Portfolio. The Plan also provides for distribution of such shares of Keystone Strategic Income Fund to shareholders of World Bond Portfolio in liquidation and subsequent termination of Keystone World Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Keystone World Bond Fund.


     2. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     The Trustees of Keystone World Bond Fund have fixed the close of business on May 16, 1997 as the record date for the determination of shareholders of Keystone World Bond Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                         By Order of the Board of Trustees
                                         GEORGE O. MARTINEZ
                                         SECRETARY


May 20, 1997

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:


REGISTRATION                                         VALID SIGNATURE

Corporate Accounts
(1) ABC Corp.                                        ABC Corp.
(2) ABC Corp.                                        John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer                         John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                    John Doe, Trustee

Trust Accounts
(1) ABC Trust                                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                             Jane B. Doe
     u/t/d 12/28/78

Custodial or Estate Accounts
John B. Smith, Cust.                                John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith                                   John B. Smith, Jr., Executor

                 PROSPECTUS/PROXY STATEMENT DATED MAY 20, 1997


                            ACQUISITION OF ASSETS OF


                              WORLD BOND PORTFOLIO
                                 A PORTFOLIO OF
                            KEYSTONE WORLD BOND FUND
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                        TELEPHONE NUMBER (617) 210-3200


                        BY AND IN EXCHANGE FOR SHARES OF


                         KEYSTONE STRATEGIC INCOME FUND
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                        TELEPHONE NUMBER (617) 210-3200



     This Prospectus/Proxy Statement is being furnished to shareholders of the World Bond Portfolio of Keystone World Bond Fund ( "World Bond Fund") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of World Bond Fund for consideration at a Special Meeting of Shareholders to be held on July 14, 1997 at 3:00 p.m. at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of World Bond Fund to be acquired by Keystone Strategic Income Fund in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of Keystone Strategic Income Fund will be distributed to shareholders of World Bond Fund in liquidation of World Bond Fund, and World Bond Fund will be terminated. Holders of shares of World Bond Fund will receive shares of the Class of Keystone Strategic Income Fund (the "Corresponding Shares") having the same letter designation and the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of the Class of World Bond Fund held by them prior to the Reorganization. As a result of the proposed Reorganization, shareholders of World Bond Fund will receive that number of full and fractional Corresponding Shares of Keystone Strategic Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of World Bond Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


     Keystone Strategic Income Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Keystone Strategic Income Fund seeks high current income from interest on debt securities and, secondarily, considers potential for growth of capital in selecting securities.


     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Keystone Strategic Income Fund that shareholders of World Bond Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 20, 1997 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Keystone Strategic Income Fund dated July 31, 1996 and January 31, 1997 and the financial statements of World Bond Fund dated October 31, 1996, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Strategic Income Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.



     The Prospectus of Keystone Strategic Income Fund relating to Class A, Class B and Class C shares dated November 29, 1996, as supplemented January 1, 1997, its Annual Report for the fiscal year ended July 31, 1996 and its Semi-Annual Report for the fiscal period ended January 31, 1997 are incorporated herein by reference in their entirety. Shareholders of World Bond Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Keystone Strategic Income Fund. Additional information about Keystone Strategic Income Fund is contained in its Statement of Additional Information dated December 10, 1996, as supplemented January 1, 1997, which has been filed with the SEC and which is available upon request and without charge by writing or calling Keystone Strategic Income Fund at the address or telephone number listed in the preceding paragraph.


     The Prospectus of World Bond Fund dated February 28, 1997 is incorporated herein by reference in its entirety. Copies of the Prospectus and a Statement of Additional Information dated February 28, 1997 are available upon request without charge by writing to World Bond Fund at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.

     Included as Exhibit A to this Prospectus/Proxy Statement is a copy of the Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


                                                                                                                          PAGE
COMPARISON OF FEES AND EXPENSES...............................................4
SUMMARY.......................................................................5
  Proposed Plan of Reorganization.............................................5
  Tax Consequences............................................................5
  Investment Objectives and Policies of Keystone Strategic Income
     Fund and World Bond Fund................................................ 6
  Comparative Performance Information of Each Fund........................... 6
  Management of the Funds.................................................... 6
  Investment Adviser......................................................... 6
  Portfolio Management....................................................... 7
  Distribution of Shares..................................................... 7
  Purchase and Redemption Procedures......................................... 9
  Exchange Privileges........................................................ 9
  Dividend Policy............................................................ 9
RISKS........................................................................ 9
REASONS FOR THE REORGANIZATION...............................................10
  Agreement and Plan of Reorganization.......................................11
  Federal Income Tax Consequences............................................12
  Pro-forma Capitalization...................................................13
  Shareholder Information....................................................13
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.............................15
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..............................16
  Form of Organization.......................................................16
  Capitalization.............................................................16
  Shareholder Liability......................................................16
  Shareholder Meetings and Voting Rights.....................................16
  Liquidation or Dissolution.................................................17
  Liability and Indemnification of Trustees..................................17
  Rights of Inspection.......................................................17
ADDITIONAL INFORMATION.......................................................17
VOTING INFORMATION CONCERNING THE MEETING....................................17
FINANCIAL STATEMENTS AND EXPERTS.............................................19
LEGAL MATTERS................................................................19
OTHER BUSINESS...............................................................19

                        COMPARISON OF FEES AND EXPENSES

     The amounts for Class A, Class B, and Class C shares of Keystone Strategic Income Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended July 31, 1996. The amounts for Class A, Class B, and Class C shares of World Bond Fund set forth in the following tables and in the examples are based on World Bond Fund's fiscal year ended October 31, 1996. The amounts for Keystone Strategic Income Fund pro forma are based on the combined expenses expected for the twelve months ending July 31, 1997.

     The following table shows for Keystone Strategic Income Fund and World Bond Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, and Class C shares of each Fund.


COMPARISON OF CLASS A, CLASS B, AND CLASS C SHARES OF KEYSTONE STRATEGIC INCOME
                                      FUND
                  WITH CORRESPONDING SHARES OF WORLD BOND FUND


                                                                                                             KEYSTONE STRATEGIC
                                                KEYSTONE STRATEGIC                                              INCOME FUND
                                                    INCOME FUND                    WORLD BOND FUND               PRO FORMA
                                           CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...     4.75%      None       None       4.75%      None       None       4.75%      None
Contingent Deferred Sales Charge (as a
  percentage of original purchase price
  or redemption proceeds, whichever is
  lower)................................     None       5.00%(1)   1.00%      None       5.00%(1)   1.00%      None       5.00%(1)
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
Advisory Fees...........................     0.65%      0.65%      0.65%      0.64%      0.64%      0.64%      0.64%      0.64%
12b-1 Fees (2)..........................     0.23%      1.00%      1.00%      0.24%      1.00%      1.00%      0.23%      1.00%
Other Expenses..........................     0.42%      0.42%      0.42%      1.13%      1.12%      1.14%      0.41%      0.41%
TOTAL FUND OPERATING EXPENSES...........     1.30%      2.07%      2.07%      2.01%      2.76%      2.78%      1.28%      2.05%


                                     KEYSTONE STRATEGIC
                                        INCOME FUND
                                         PRO FORMA
                                          CLASS C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...    None
Contingent Deferred Sales Charge (as a
  percentage of original purchase price
  or redemption proceeds, whichever is
  lower)................................    1.00%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET
  ASSETS)
Advisory Fees...........................    0.64%
12b-1 Fees (2)..........................    1.00%
Other Expenses..........................    0.41%
TOTAL FUND OPERATING EXPENSES...........    2.05%


(1) The deferred sales charge declines from 5.00% to 1.00% if shares are redeemed during the month of purchase and the 72-month period following the month of purchase.


(2) The Class A 12b-1 fee for each Fund is currently limited to up to 0.25 of 1.00% of average net assets. For Class B and Class C shares of each Fund, a portion of the 12b-1 fees equivalent to 0.25 of 1.00% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to 0.75 of 1.00% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.



     EXAMPLES. The following table shows for each Fund, and for Keystone Strategic Income Fund, pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each Class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period, and additionally for Class B and Class C shares, no redemption at the end of each period.

                                                                                                              KEYSTONE STRATEGIC
                                            KEYSTONE STRATEGIC                                                   INCOME FUND
                                                INCOME FUND                      WORLD BOND FUND                  PRO FORMA
                                      ONE     THREE    FIVE      TEN     ONE     THREE    FIVE      TEN     ONE     THREE    FIVE
                                      YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS
Class A............................   $60      $87     $115     $197     $67     $108     $151     $270     $60      $86     $114
Class B (assuming redemption at end
  of period).......................   $71      $95     $131     $210     $78     $116     $166     $282     $71      $94     $130
Class B (assuming no redemption at
  end of period)...................   $21      $65     $111     $210     $28     $ 86     $146     $282     $21      $64     $110
Class C (assuming redemption at end
  of period).......................   $31      $65     $111     $240     $38     $ 86     $147     $311     $31      $64     $110
Class C (assuming no redemption at
  end of period)...................   $21      $65     $111     $240     $28     $ 86     $147     $311     $21      $64     $110

                               KEYSTONE STRATEGIC
                                  INCOME FUND
                                   PRO FORMA
                                      TEN
                                     YEARS
Class A............................  $195
Class B (assuming redemption at end
  of period).......................  $208
Class B (assuming no redemption at
  end of period)...................  $208
Class C (assuming redemption at end
  of period).......................  $238
Class C (assuming no redemption at
  end of period)...................  $238


     The purpose of the foregoing examples is to assist a World Bond Fund shareholder in understanding the various costs and expenses that an investor in Keystone Strategic Income Fund as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in World Bond Fund. These examples should not be considered a representation of past or future expenses or annual returns. Actual expenses may be greater or less than those shown. Moreover, while the examples assume a 5% annual return, a Fund's actual performance will vary and may result in actual returns greater or less than 5%.

                                    SUMMARY

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PROSPECTUS OF KEYSTONE STRATEGIC INCOME FUND DATED NOVEMBER 29, 1996, AS SUPPLEMENTED JANUARY 1, 1997, AND THE PROSPECTUS OF WORLD BOND FUND DATED FEBRUARY 28, 1997 (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.

PROPOSED PLAN OF REORGANIZATION


     The Plan provides for the transfer of all of the assets of World Bond Fund in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund. (World Bond Fund and Keystone Strategic Income Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together as the "Funds"). The Plan also calls for the distribution of shares of Keystone Strategic Income Fund to World Bond Fund shareholders in liquidation of World Bond Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of World Bond Fund will become the owners of that number of full and fractional Corresponding Shares of Keystone Strategic Income Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of World Bond Fund as of the close of business immediately prior to the date that World Bond Fund's assets are exchanged for shares of Keystone Strategic Income Fund.


     The Trustees of World Bond Fund, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of World Bond Fund and that the interests of the shareholders of World Bond Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of World Bond Fund's shareholders.

     THE BOARD OF TRUSTEES OF WORLD BOND FUND RECOMMENDS APPROVAL BY WORLD BOND FUND'S SHAREHOLDERS OF THE PLAN EFFECTING THE REORGANIZATION.

     The Trustees of Keystone Strategic Income Fund have also approved the Plan and, accordingly, Keystone Strategic Income Fund's participation in the Reorganization.


     Approval of the Reorganization on the part of World Bond Fund will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class, at a meeting at which a quorum is present. A majority of the outstanding shares of the Fund, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting." The Reorganization is scheduled to take place on or about July 31, 1997.


     If the shareholders of World Bond Fund do not vote to approve the Reorganization, the Trustees of World Bond Fund will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES

     Prior to or at the completion of the Reorganization, World Bond Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by World Bond Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Keystone Strategic Income Fund in the Reorganization. The holding period and aggregate tax basis of the Corresponding Shares of Keystone Strategic Income Fund that are received by World Bond Fund shareholders will be the same as the holding period and aggregate tax basis of shares of World Bond Fund previously held by such shareholders, provided that shares of World Bond Fund are held as capital assets. In addition, the holding period and tax basis of the assets of World Bond Fund in the hands of Keystone Strategic Income Fund as a result of the Reorganization will be the same as in the hands of World Bond Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Keystone Strategic Income Fund upon the receipt of the assets of World Bond Fund in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund.


INVESTMENT OBJECTIVES AND POLICIES OF KEYSTONE STRATEGIC INCOME FUND AND WORLD BOND FUND

     The investment objective of Keystone Strategic Income Fund is to seek current income from interest on debt securities and, secondarily, to consider potential for growth of capital in selecting securities. Keystone Strategic Income Fund allocates its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities. The Fund may also invest in preferred stocks, common stocks and other equity securities, including convertible securities and warrants.

     The investment objective of World Bond Fund is to seek current income by investing primarily in a nondiversified portfolio consisting of debt securities denominated in U.S. and foreign currencies and, secondarily, capital appreciation. In pursuing these objectives, World Bond Fund invests at least 65% of its total assets in investment grade bonds denominated in at least three currencies. The Fund's investments are in securities of issuers located in at least three countries, including issuers located in emerging or developing markets. The Fund may invest in obligations issued or guaranteed by foreign governments and multinational agencies and in dividend-paying equity securities, such as common stocks or preferred stocks, including convertible preferred stock. See "Comparison of Investment Objectives and Policies."

COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND


     Discussions of the manner of calculation of total return and yield quotations are contained in the respective Prospectus and Statement of Additional Information of the Funds. The average annual total return of the Class A shares of each Fund for the one and five year periods ended March 31, 1997, for the Class B shares of each Fund for the one year period ended March 31, 1997, for the Class A shares of World Bond Fund for the ten year period ended March 31, 1997 and for the periods from inception through March 31, 1997 for each Class of shares of each Fund are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.



                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                KEYSTONE STRATEGIC INCOME FUND
                                                                          CLASS A                           CLASS B
One Year Ended March 31, 1997...............................                 3.17%                            2.53%
Five Years Ended March 31, 1997.............................                 8.08%                              N/A
Ten Years Ended March 31, 1997..............................                   N/A                              N/A
Inception through March 31, 1997............................                 6.78%                            6.91%
Inception Date..............................................               4/14/87                           2/1/93

                                                                    KEYSTONE STRATEGIC
                                                                       INCOME FUND                    WORLD BOND FUND
                                                                         CLASS C                CLASS A    CLASS B    CLASS C
One Year Ended March 31, 1997...............................               6.54%                 4.31%      3.62%      7.65%
Five Years Ended March 31, 1997.............................                 N/A                 5.66%        N/A        N/A
Ten Years Ended March 31, 1997..............................                 N/A                 6.46%        N/A        N/A
Inception through March 31, 1997............................               7.25%                 6.63%      3.31%      3.91%
Inception Date..............................................              2/1/93                1/9/87     8/2/93     8/2/93



     Important information about Keystone Strategic Income Fund is also contained in management's discussion of Keystone Strategic Income Fund's performance, attached hereto as Exhibit B. This information also appears in Keystone Strategic Income Fund's most recent Annual Report.


MANAGEMENT OF THE FUNDS


     The overall management of Keystone Strategic Income Fund and of World Bond Fund is the responsibility of, and is supervised by, their respective Board of Trustees.


INVESTMENT ADVISER

     KEYSTONE STRATEGIC INCOME FUND. Keystone Investment Management Company ("Keystone") serves as investment adviser to Keystone Strategic Income Fund. Keystone, with its predecessors, has served as investment adviser to the Keystone family of mutual funds since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. First Union Keystone, Inc, is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of FUNB, Evergreen Asset Management Corp., and Keystone manage the Evergreen Keystone family of mutual funds with assets of approximately $29 billion as of February 28, 1997. For further information regarding Keystone, FUNB and First Union Corporation, see "Fund Management and Expenses -- Investment Adviser" in the Prospectus of Keystone Strategic Income Fund.

     Keystone manages investments, provides various administrative services and supervises the daily business affairs of Keystone Strategic Income Fund subject to the authority of the Fund's Board of Trustees. The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                                                          AVERAGE AGGREGATE NET ASSET
MANAGEMENT FEE                                     INCOME               VALUE OF THE SHARES OF THE FUND
                                           2.0% of Gross Dividend
                                          and Interest Income plus
0.50% of the first                                                             $100,000,000 plus
0.45% of the next                                                              $100,000,000 plus
0.40% of the next                                                              $100,000,000 plus
0.35% of the next                                                              $100,000,000 plus
0.30% of the next                                                              $100,000,000 plus
0.25% of amounts over                                                            $500,000,000.


     WORLD BOND FUND. Keystone serves as the investment adviser to World Bond Fund. Subject to the authority of the Fund's Board of Trustees, Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

     World Bond Fund pays Keystone a fee for its services at the annual rate set forth below:


                                                                          AVERAGE AGGREGATE NET ASSET
MANAGEMENT FEE                                     INCOME               VALUE OF THE SHARES OF THE FUND
                                           1.5% of Gross Dividend
                                          and Interest Income plus
0.50% of the first                                                             $500,000,000 plus
0.45% of the next                                                              $500,000,000 plus
0.40% of amounts over                                                           $1,000,000,000.


PORTFOLIO MANAGEMENT


     The portfolio managers of Keystone Strategic Income Fund are Christopher P. Conkey, Prescott B. Crocker and Richard A. Wisentaner. Mr. Conkey is Chief Investment Officer of Fixed Income and Head of the High Grade Bond Team for Keystone Investment Management Company. He has managed the portion of the Fund's portfolio invested in U.S. government securities since 1993. Mr. Conkey, who joined Keystone in 1988, manages a variety of high quality bond funds. He is a member of Keystone's Investment Policy Committee and is responsible for directing the strategy creation process for all high grade products. Mr. Conkey has 14 years of investment experience.



     Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone Investment Management Company. Mr. Crocker began serving as the manager of the domestic high yield bond portion of the Fund's portfolio when he joined Keystone in 1997. Prior to joining Keystone, Mr. Crocker was President and Chief Investment Officer at Boston Security Counsellors, a private accounts investment management firm, and Managing Director and Portfolio Manager at Northstar Investment Management. Mr. Crocker has 25 years of experience in fixed income investment management.



     Mr. Wisentaner is a Vice President and Portfolio Manager on the High Grade Bond Team at Keystone Investment Management Company and the lead corporate bond strategist for the Team. Mr. Wisentaner began managing the international portion of the Fund's portfolio in 1997. He served for two years as a Fixed Income Analyst with Keystone's International Team. Prior to joining Keystone, Mr. Wisentaner was a Corporate Bond Analyst at State Street Research and Management for four years. Mr. Wisentaner has 11 years of investment experience.


DISTRIBUTION OF SHARES


     Evergreen Keystone Distributor, Inc. ("EKD"), an indirect wholly-owned subsidiary of BISYS Fund Services, acts as underwriter of shares of both Keystone Strategic Income Fund and World Bond Fund. EKD distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Each of Keystone Strategic Income Fund and World Bond Fund offers three Classes of shares: Class A, Class B, and Class C. Each Class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.



     In the proposed Reorganization, shareholders of World Bond Fund will receive the corresponding Class of shares of Keystone Strategic Income Fund which they currently hold in World Bond Fund. The Class A, Class B, and Class C shares of Keystone Strategic Income Fund have identical arrangements with respect to the imposition of initial sales charges, CDSC's and distribution and service fees as the comparable Class of shares of World Bond Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, shares of Keystone Strategic Income Fund acquired by shareholders of World Bond Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or CDSC as a result of the Reorganization. However, holders of Keystone Strategic Income Fund shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemptions to the same extent as if they had continued to hold their shares of World Bond Fund.



     The following is a summary description of charges and fees for each of the different Classes of shares of both Keystone Strategic Income Fund and World Bond Fund. More detailed descriptions of the distribution arrangements applicable to the Classes of shares are contained in the respective Prospectus of Keystone Strategic Income Fund and World Bond Fund and in each Fund's respective Statement of Additional Information.


     CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees.

     CLASS B SHARES. Class B shares are sold without an initial sales charge but are subject to a CDSC which ranges from 5% to 1% if shares are redeemed during the month of purchase and the 72-month period following the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A shares in accordance with the conversion schedule in effect at the time shares of World Bond Fund were originally purchased.

     Class B shares are subject to higher distribution-related fees than the corresponding Class A shares of each Fund on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

     CLASS C SHARES. Class C shares are sold without an initial sales charge but, as indicated below, are subject to distribution and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the twelve-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other Class of shares.


     The amount of the CDSC applicable to a redemption of Class B and Class C shares is a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the amount of the redemption and is paid to the respective Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to a CDSC. For purposes of determining the schedule of CDSCs, and the time of conversion to Class A shares applicable to Class B shares of Keystone Strategic Income Fund received by World Bond Fund shareholders in the Reorganization, Keystone Strategic Income Fund will treat such shares as having been sold on the date the shares of World Bond Fund were originally purchased by the World Bond Fund shareholder.


     Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

     DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which is currently limited to up to 0.25 of 1.00% of average daily net assets attributable to the Class.

     Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each Class may pay for distribution-related and shareholder servicing-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.


     The Class B and Class C Rule 12b-1 plans provide for the payment in respect of "shareholder services" at an annual rate which may not exceed 0.25 of 1.00% (making total Rule 12b-1 fees for Class B and Class C shares payable at a maximum annual rate of 1.00%). Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the proposed Reorganization, Keystone Strategic Income Fund may make distribution-related and shareholder servicing-related payments with respect to World Bond Fund shares sold prior to the Reorganization, including payments to World Bond Fund's former underwriter.

     Additional information regarding the Rule 12b-l plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

PURCHASE AND REDEMPTION PROCEDURES


     Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


EXCHANGE PRIVILEGES

     Each Fund currently has identical exchange privileges. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the respective Prospectus and Statement of Additional Information for each Fund.

DIVIDEND POLICY

     Each Fund distributes its investment company taxable income monthly and net long-term capital gains at least annually. Keystone Strategic Income Fund declares and pays its income and short-term gains daily. World Bond Fund declares and pays such dividends monthly. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's respective Prospectus for further information concerning dividends and distributions.


     After the proposed Reorganization, shareholders of World Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Keystone Strategic Income Fund reinvested in shares of Keystone Strategic Income Fund. Shareholders of World Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Keystone Strategic Income Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Keystone Strategic Income Fund.


     Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                                     RISKS

     Since the investment objectives and policies of each Fund are comparable, the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive or that the Funds will meet their investment objectives.


     Keystone Strategic Income Fund, unlike World Bond Fund, invests principally in domestic high yield bonds and foreign government and corporate debt securities. High yield bonds are rated Ba or lower by Moody's Investor Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Service ("S&P") and are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The lower ratings reflect a greater possibility that real or perceived adverse changes in the financial condition of the issuer or in general economic conditions or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of principal and interest or to meet specific projected business forecasts or obtain additional financing. The values of high yield bonds fluctuate in response to changes in interest rates, and the secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, thereby affecting the market price of the security, the Fund's ability to dispose of a particular security and to obtain accurate market quotations for purposes of valuing its assets. World Bond Fund's investments in high yield bonds is limited to no more than 35% of the Fund's assets.



     Each of Keystone Strategic Income Fund and World Bond Fund may purchase zero coupon and payment-in-kind bonds. Such investments may experience greater fluctuations in value due to changes in interest rates than debt obligations that pay interest currently. Each Fund is also required by tax laws to accrue interest income on such investments (even though they do not pay interest currently) and to distribute such amounts at least annually to shareholders. Thus each Fund could be required at times to liquidate investments in order to fulfill its distribution requirements and may not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

     Both Keystone Strategic Income Fund and World Bond Fund may invest in foreign securities. However, World Bond Fund's exposure to foreign securities may be greater than that of Keystone Strategic Income Fund. World Bond Fund may invest up to 35% of its assets in securities of issuers located in emerging or developing markets countries. Keystone Strategic Income Fund may invest in debt securities issued or guaranteed by foreign corporations, certain supranational entities, foreign governments, their agencies and instrumentalities and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These debt obligations may include bonds, debentures, notes and short-term obligations. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; securities markets and trading may be less regulated; and the possibility of expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability exists. Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

     In addition, World Bond Fund's fundamental investment policy requires the Fund to invest at least 65% of its assets in bonds denominated in at least three currencies, one of which may be U.S. currency. Keystone Strategic Income Fund has the option to invest in debt obligations denominated in non-U.S. currencies. Thus World Bond Fund may at times be subject to greater currency exchange rate risk than Keystone Strategic Income Fund.

                         REASONS FOR THE REORGANIZATION

     At a regular meeting held on March 12, 1997 the Board of Trustees of World Bond Fund considered and approved the Reorganization as in the best interests of the Fund and its shareholders and determined that the interests of existing shareholders of World Bond Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

     In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are similarities between Keystone Strategic Income Fund and World Bond Fund. Specifically, Keystone Strategic Income Fund and World Bond Fund have similar investment objectives and policies and risk profiles which vary in terms of the types of securities in which each Fund may invest, but are comparable in terms of overall risk. See "Comparison of Investment Objectives and Policies." At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon a reorganization with another Keystone fund with a greater level of assets. As of February 28, 1997, Keystone Strategic Income Fund's assets were approximately $204 million, and World Bond Fund's assets were approximately $15 million.

     In addition, assuming that an alternative to the Reorganization would be to propose that World Bond Fund continue its existence, World Bond Fund would be offered through common distribution channels with Keystone Strategic Income Fund. World Bond Fund would also have to bear the cost of maintaining its separate existence. Keystone believes that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two similar funds could result in World Bond Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Keystone believes that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

     The Board of Trustees of World Bond Fund met and considered the recommendation of Keystone, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholder interests; (iii) expense ratios, fees and expenses of Keystone Strategic Income Fund and World Bond Fund; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) service features available to shareholders in the respective Funds; (vii) the fact that FUNB will bear the expenses incurred by World Bond Fund in connection with the Reorganization;
(viii) the fact that Keystone Strategic Income Fund will assume certain identified liabilities of World Bond Fund; (ix) the expected federal income tax consequences of the Reorganization; and (x) the possible investment benefits to be gained from a single, larger, diversified Fund.


     The Trustees also considered the benefits to be derived by shareholders of World Bond Fund from the sale of its assets to Keystone Strategic Income Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of World Bond Fund in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of World Bond Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

     During their consideration of the Reorganization, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Keystone Strategic Income Fund also concluded at a regular meeting on March 12, 1997 that the proposed Reorganization would be in the best interests of shareholders of Keystone Strategic Income Fund and that the interests of the shareholders of Keystone Strategic Income Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

     THE TRUSTEES OF WORLD BOND FUND RECOMMEND THAT THE SHAREHOLDERS OF WORLD BOND FUND APPROVE THE PROPOSED REORGANIZATION.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


     The Plan provides that Keystone Strategic Income Fund will acquire all of the assets of World Bond Fund in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund on or about July 31, 1997 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, World Bond Fund will endeavor to discharge all of its known liabilities and obligations. Keystone Strategic Income Fund will not assume any liabilities or obligations of World Bond Fund other than those reflected in an unaudited statement of assets and liabilities of World Bond Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. Keystone Strategic Income Fund will provide the Trustees of World Bond Fund with certain indemnifications as set forth in the Plan. The number of full and fractional shares of each Class of Keystone Strategic Income Fund to be received by the shareholders of World Bond Fund will be determined by dividing the value of the assets of World Bond Fund to be acquired by the ratio of the net asset value per share of each respective Class of Keystone Strategic Income Fund and each Class of World Bond Fund, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each Class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class, by the total number of outstanding shares.


     State Street Bank and Trust Company, the custodian for both Funds, will compute the value of the Funds' respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Keystone Strategic Income Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, World Bond Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to World Bond Fund's shareholders (in shares of World Bond Fund, or in cash, as the shareholder has previously elected) all of World Bond Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carry forward).

     As soon after the Closing Date as conveniently practicable, World Bond Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Corresponding Shares of Keystone Strategic Income Fund received by World Bond Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of World Bond Fund shareholders on the share records of Keystone Strategic Income

Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Corresponding Shares of Keystone Strategic Income Fund due to World Bond Fund's shareholders. All issued and outstanding shares of World Bond Fund, including those represented by certificates, will be canceled. Keystone Strategic Income Fund does not issue share certificates to shareholders. The shares of Keystone Strategic Income Fund to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, World Bond Fund will be terminated. In connection with such termination, World Bond Fund will file with the SEC an application for termination as a registered investment company.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by World Bond Fund shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of World Bond Fund shareholders, the Plan may be terminated (a) by the mutual agreement of World Bond Fund and Keystone Strategic Income Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     The expenses of World Bond Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of Keystone Strategic Income Fund will be borne by FUNB whether or not the Reorganization is consummated.

     If the Reorganization is not approved by shareholders of World Bond Fund, the Board of Trustees of World Bond Fund will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, World Bond Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


     (1) The transfer of all of the assets of World Bond Fund solely in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund, followed by the distribution of Keystone Strategic Income Fund's shares by World Bond Fund in dissolution and liquidation of World Bond Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Keystone Strategic Income Fund and World Bond Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;



     (2) No gain or loss will be recognized by World Bond Fund on the transfer of all of its assets to Keystone Strategic Income Fund solely in exchange for shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund or upon the distribution of Keystone Strategic Income Fund's shares to World Bond Fund shareholders in exchange for their shares of World Bond Fund;


     (3) The tax basis of the assets transferred will be the same to Keystone Strategic Income Fund as the tax basis of such assets to World Bond Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Keystone Strategic Income Fund will include the period during which the assets were held by World Bond Fund;


     (4) No gain or loss will be recognized by Keystone Strategic Income Fund upon the receipt of the assets from World Bond Fund solely in exchange for the shares of Keystone Strategic Income Fund and the assumption by Keystone Strategic Income Fund of certain identified liabilities of World Bond Fund;


     (5) No gain or loss will be recognized by World Bond Fund's shareholders upon the issuance to them of shares of Keystone Strategic Income Fund, provided they receive solely such shares (including fractional shares) in exchange for their shares of World Bond Fund; and

     (6) The aggregate tax basis of the shares of Keystone Strategic Income Fund, including any fractional shares, received by each shareholder of World Bond Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of World Bond Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Keystone Strategic Income Fund, including fractional shares, received by each such shareholder will include the period during which the shares of World Bond Fund exchanged therefor were held by such shareholder (provided that the shares of World Bond Fund were held as a capital asset on the date of the Reorganization).

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each World Bond Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her World Bond Fund shares and the fair market value of Keystone Strategic Income Fund shares he or she received. Shareholders of World Bond Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of World Bond Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     It is not anticipated that the securities of the combined portfolios will be sold in significant amounts in order to comply with the policies and investment practices of Keystone Strategic Income Fund.

PRO-FORMA CAPITALIZATION


     The following table sets forth the capitalization of Keystone Strategic Income Fund and World Bond Fund as of February 28, 1997 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.27, 1.27 and 1.27 for each Class A, Class B and Class C share, respectively, of Keystone Strategic Income Fund issued for each Class A, Class B and Class C share, respectively, of World Bond Fund.


      CAPITALIZATION OF KEYSTONE STRATEGIC INCOME FUND AND WORLD BOND FUND


                                                                                               KEYSTONE
                                                                                              STRATEGIC
                                                                                             INCOME FUND
                                                   KEYSTONE STRATEGIC                           AFTER
                                                      INCOME FUND        WORLD BOND FUND    REORGANIZATION
Net Assets (in 000's)
  Class A.......................................      $ 63,092,293         $ 8,317,320       $  71,409,613
  Class B.......................................      $114,632,869         $ 5,114,529       $ 119,747,398
  Class C.......................................      $ 26,287,349         $ 1,432,887       $  27,720,236
     Total......................................      $204,012,511         $14,864,736       $ 218,877,247
Net Asset Value Per Share
  Class A.......................................      $       6.96         $      8.85       $        6.96
  Class B.......................................      $       6.99         $      8.88       $        6.99
  Class C.......................................      $       6.98         $      8.84       $        6.98
Shares Outstanding
  Class A.......................................         9,065,932             939,287          10,260,949
  Class B.......................................        16,394,694             576,266          17,126,386
  Class C.......................................         3,764,313             162,060           3,969,598
     Total......................................        29,224,939           1,677,613          31,356,933


     The table set forth above should not be relied upon to reflect the number of shares to be received by World Bond Fund shareholders in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

SHAREHOLDER INFORMATION

     As of May 16, 1997 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of Keystone Strategic Income Fund and World Bond Fund outstanding:


                                                                   KEYSTONE STRATEGIC
CLASS OF SHARES                                                       INCOME FUND        WORLD BOND FUND
Class A.........................................................        8,592,111.552       908,228.028
Class B.........................................................       16,133,975.579       564,721.047
Class C.........................................................        3,486,769.356       150,903.307
Class Y.........................................................            1,098.206
All Classes.....................................................       28,213,954.693     1,623,852.382

     As of May 13, 1997, the officers and Trustees of Keystone Strategic Income Fund beneficially owned as a group less than 1% of the outstanding shares of Keystone Strategic Income Fund. To the knowledge of Keystone Strategic Income Fund, the following persons owned beneficially or of record more than 5% of Keystone Strategic Income Fund's total outstanding shares as of May 13, 1997:



                                                                                                                    PERCENTAGE OF
                                                                                                PERCENTAGE OF       TOTAL SHARES
                                                                                 NUMBER OF       CLASS BEFORE     OUTSTANDING AFTER
NAME AND ADDRESS                                                      CLASS       SHARES        REORGANIZATION     REORGANIZATION
MLPF&S for the sole benefit of its customers                            A      1,404,402.000         16.32%              14.35%
  Attn: Fund Administration
  4800 Deer Lake Dr. E, 3rd Floor
  Jacksonville, FL 32246-6484
MLPF&S for the sole benefit of its customers                            B      2,339,879.000         14.59%              13.91%
  Attn: Fund Administration
  4800 Deer Lake Dr., E, 3rd Floor
  Jacksonville, FL 32246-6484
MLPF&S for the sole benefit of its customers                            C        905,525.000         25.92%              24.56%
  Attn: Fund Administration
  4800 Deer Lake Dr., E, 3rd Floor
  Jacksonville, FL 32246-6484



     As of May 13, 1997, the officers and Trustees of World Bond Fund beneficially owned as a group less than 1% of the outstanding shares of World Bond Fund. To the knowledge of World Bond Fund, the following persons owned beneficially or of record more than 5% of World Bond Fund's total outstanding shares as of May 13, 1997:



                                                                                                                    PERCENTAGE OF
                                                                                                PERCENTAGE OF       TOTAL SHARES
                                                                                  NUMBER OF      CLASS BEFORE     OUTSTANDING AFTER
NAME AND ADDRESS                                                         CLASS      SHARES      REORGANIZATION     REORGANIZATION
MLPF&S for the sole benefit of its customers                               B      66,651.000         11.77%               0.51%
  Attn: Fund Administration
  4800 Deer Lake Dr., E, 3rd Floor
  Jacksonville, FL 32246-6484
MLPF&S for the sole benefit of its customers                               C      20,314.000         13.47%               0.70%
  Attn: Fund Administration
  4800 Deer Lake Dr., E, 3rd Floor
  Jacksonville, FL 32246-6484
Robert Samuel Klepper                                                      C      14,143.831          9.38%               0.49%
  Susan Leslie Klepper Comm Property
  House Account
  424 Keel Lane
  Redwood Shoes, CA 94065-1107
Paine Webber for the benefit of                                            C      11,075.779          7.34%               0.38%
  Paine Webber Cdn FBO
  Howard I. Richert
  P.O. Box 3321
  Weehawken, NJ 07087-8154
Susan T. Fox TTEE                                                          C      10,829.389          7.18%               0.38%
  Susan T. Fox Trust
  U/A DTD 11/2/95
  117 Ryan Ave.
  Mill Valley, CA 94941
Paine Webber for the benefit of                                            C       9,071.000          6.01%               0.31%
  Paine Webber Cdn. FBO
  Jerry H. Hall
  P.O Box 3321
  Weehawken, NJ 07087-8154
State Street Bk. and Tr. Co. Cust.                                         C       8,426.506          5.59%               0.29%
  Univ. of Texas/Austin Orp. FBO
  Arnold H. Buss
  3318 Perry Lane
  Austin, TX 78731-5331

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objectives, policies and restrictions of Keystone Strategic Income Fund can be found in the Prospectus of Keystone Strategic Income Fund under the caption "Investment Objectives and Policies." The investment objectives, policies and restrictions of World Bond Fund can be found in the Prospectus of World Bond Fund under the caption "Investment Objective and Policies."


     Keystone Strategic Income Fund is an open-end, diversified management investment company which seeks high current income from interest on debt securities and, secondarily, considers the potential for growth of capital in selecting securities. The investment objective of Keystone Strategic Income Fund is a fundamental policy which cannot be changed without shareholder approval.

     Keystone Strategic Income Fund seeks to achieve its objectives by allocating its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, Keystone Strategic Income Fund will, from time to time, allocate a portion of its assets to U.S. government securities. This allocation will be made on the basis of the investment adviser's assessment of global opportunities for high income. Under normal circumstances, the Fund will invest principally in domestic high yield bonds and foreign government and corporate debt securities. From time to time the Fund may invest 100% of its assets in U.S. or foreign securities.


     World Bond Fund seeks current income by investing primarily in a nondiversified portfolio consisting of debt securities denominated in U.S. and foreign currencies. Secondarily, World Bond Fund seeks capital appreciation. World Bond Fund's objectives are nonfundamental and may be changed without the approval of a majority of World Bond Fund's outstanding shares. To achieve its objectives, World Bond Fund invests at least 65% of its total assets in bonds denominated in at least three currencies, one of which may be U.S. currency. This policy is fundamental and may not be changed without the approval of the shareholders of World Bond Fund. Under normal market conditions, World Bond Fund expects that in excess of 80% of its total assets will be invested in debt securities denominated in U.S. and foreign currencies. In addition, under normal market conditions, at least 65% of World Bond Fund's total assets will be invested in the securities of issuers located in three countries, one of which may be the U.S. If the proposed Reorganization were to occur as of the date of this Prospectus/Proxy Statement, the exposure of World Bond Fund shareholders to foreign debt securities would be reduced. Depending on market conditions in the future, however, the relative weightings of foreign debt securities held by Keystone Strategic Income Fund may change.



     In addition to investing in assets in various currencies, World Bond Fund may, and the Fund's adviser intends to, invest up to 35% of its assets in securities of issuers located in emerging or developing market countries which involves additional risks. The Fund may incur costs when it shifts assets from one country to another.


     Both Funds may also invest in equity securities. Keystone Strategic Income Fund's equity investments may include preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments which are consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. World Bond Fund may invest up to 35% of its total assets in dividend-paying equity securities, such as common stocks or preferred stocks, including convertible preferred stock.

     Keystone Strategic Income Fund invests principally in domestic high yield, high risk bonds, including zero coupon bonds, payment-in-kind securities and debentures. Such securities are rated BB or lower by S&P or Ba or lower by Moody's and are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. In contrast, at least 65% of World Bond Fund's debt securities are rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, are deemed to be of comparable quality by the Fund's adviser. Bonds rated Baa or higher by Moody's or BBB or higher by S&P are generally considered medium to high quality obligations of the issuer and generally have protections for timely interest payments and repayments of principal.

     Each of Keystone Strategic Income Fund and World Bond Fund may not invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. However, since World Bond Fund is a nondiversified portfolio for purposes of the 1940 Act, these restrictions apply to 100% of the assets of World Bond Fund. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Keystone Strategic Income Fund. While World Bond Fund will attempt to vary its investments among issuers located in different countries, World Bond Fund may invest up to 25% of its assets in securities issued or guaranteed by any single foreign government and up to 10% of its assets in securities issued or guaranteed by any single multinational agency. Nondiversification may increase investment risks.


     The characteristics of each investment policy and the associated risks are described in the respective Prospectus and Statement of Additional Information of each Fund. Both Keystone Strategic Income Fund and World Bond Fund have other investment policies and restrictions which are also set forth in the respective Prospectus and Statement of Additional Information of each Fund.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION


     Keystone Strategic Income Fund and World Bond Fund are open-end management investment companies registered with the SEC under the 1940 Act which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and federal law. World Bond Fund is a portfolio of Keystone World Bond Fund.


CAPITALIZATION


     The beneficial interests in each of Keystone Strategic Income Fund and World Bond Fund are represented by an unlimited number of transferable shares of beneficial interest with no par value, in the case of Keystone Strategic Income Fund, and $0.01 par value per share in the case of World Bond Fund. The respective Declaration of Trust under which each Fund has been established permits the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of World Bond Fund, each portfolio of Keystone World Bond Fund, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by Keystone Strategic Income Fund's Trustees or World Bond Fund's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 plans, that affect only their particular class and, in the case of World Bond Fund, by portfolio, as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular portfolio.


SHAREHOLDER LIABILITY


     Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the Funds and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the property of the trust, or of a particular series or class in question, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, series or class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the trust, series or class would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.


SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither Keystone Strategic Income Fund nor World Bond Fund is required to hold annual meetings of shareholders. However, a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee must be called when the holders of at least 10% of the outstanding shares of a Fund request a meeting for such purpose. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Keystone Strategic Income Fund and World Bond Fund currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of the total number of shares outstanding and entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares present and entitled to vote on a matter is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION

     In the event of the liquidation of a Fund the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the Class over the liabilities belonging to the Fund or attributable to the Class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES


     The Declaration of Trust of each of Keystone Strategic Income Fund and World Bond Fund provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law, nor shall a Trustee be liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Fund or for the act or omission of any other Trustee. No Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of each of Keystone Strategic Income Fund and World Bond Fund further provides that present and former Trustees, officers and employees are generally entitled to indemnification against liabilities and expenses with respect to claims related to their positions with a Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.


RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.


     The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such respective Declaration of Trust, By-Laws, and Massachusetts law directly for more complete information.


                             ADDITIONAL INFORMATION

     KEYSTONE STRATEGIC INCOME FUND. Information concerning the operation and management of Keystone Strategic Income Fund is incorporated herein by reference from the Prospectus dated November 29, 1996, as supplemented January 1, 1997, a copy of which is enclosed, and the Statement of Additional Information dated December 10, 1996, as supplemented January 1, 1997. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Strategic Income Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


     WORLD BOND FUND. Information about World Bond Fund is included in its current Prospectus dated February 28, 1997 and in the Statement of Additional Information of the same date that have been filed with the SEC, each of which is incorporated herein by reference. Copies of the Prospectus, Statement of Additional Information and the Fund's Annual Report dated October 31, 1996 are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.



     Each of Keystone Strategic Income Fund and World Bond Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D. C. 20549 at prescribed rates, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511, and Seven World Trade Center, Suite 1300, New York, New York 10048.


                   VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of World Bond Fund to be used at the Special Meeting of Shareholders to be held at 3:00 p.m. on July 14, 1997 at the offices of World Bond Fund, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournment thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 20, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve the Plan. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of World Bond Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


     Approval of the Plan will require the affirmative vote of a majority of the shares present and entitled to vote, with all Classes voting together as a single class, at a meeting at which a quorum is present. A majority of the outstanding shares of the Fund, represented in person or by proxy, is required to constitute a quorum at the Meeting. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Keystone, their affiliates or other representatives of World Bond Fund (who will not be paid for their solicitation activities). Corporate Investors Communications, Inc. ("CIC") has been engaged by World Bond Fund to assist in soliciting proxies, and may contact certain shareholders of World Bond Fund over the telephone. Shareholders who are contacted by telephone may be asked to cast their votes by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. World Bond Fund believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. World Bond Fund has received an opinion of Sullivan & Worcester LLP that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


     In all cases where a telephonic proxy is solicited, the CIC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to CIC by the transfer agent to World Bond Fund, then the CIC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The CIC representative will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement, although he or she will answer questions about the process. Within 72 hours, CIC will send you a letter or mailgram to confirm your vote and ask you to call immediately if your instructions are not correctly reflected in the confirmation.


     If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.


     In the event that sufficient votes to approve the Reorganization are not received by July 14, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of World Bond Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that if the Reorganization is consummated, shareholders will be free to redeem the shares of Keystone Strategic Income Fund which they receive in the transaction at their then-current net asset value, subject to any applicable CDSC. Shares of World Bond Fund may be redeemed at any time prior to the consummation of the Reorganization. World Bond Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming World Bond Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     World Bond Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of World Bond Fund at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by World Bond Fund in a reasonable period of time prior to any such meeting.

     The votes of the shareholders of Keystone Strategic Income Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise World Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS


     The audited financial statements of Keystone Strategic Income Fund as of July 31, 1996 and the financial highlights for the periods indicated therein and the unaudited financial statements as of January 31, 1997 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements of Keystone Strategic Income Fund as of July 31, 1996 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.


     The financial statements of World Bond Fund as of October 31, 1996 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Keystone Strategic Income Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

     The Trustees of World Bond Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF WORLD BOND FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


May 20, 1997

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of April, 1997, by and between KEYSTONE STRATEGIC INCOME FUND, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund"), and KEYSTONE WORLD BOND FUND, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, with respect to its WORLD BOND PORTFOLIO (the "Selling Fund").



     This Agreement is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest, no par value, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (iii) and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Acquiring Fund and the Selling Fund are an open-end, registered investment company of the management type and a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;


     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue their shares of beneficial interest;



     WHEREAS, the Trustees of the Acquiring Fund have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;



     WHEREAS, the Trustees of the Selling Fund have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND


     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.


     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not, except as specifically provided in this paragraph 1.3, assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with the Selling Fund and each Trustee of the Selling Fund: (i) to indemnify each Trustee of the Selling Fund against all liabilities and expenses referred to in the indemnification provisions of the Selling Fund's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of the Selling Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Selling Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provisions for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.


     In addition, upon completion of the Reorganization for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap existing immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

     1.4 LIQUIDATION AND DISTRIBUTION. On or soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                   VALUATION


     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.



     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then current prospectus and statement of additional information.


     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE


     3.1 CLOSING DATE. The Closing (the "Closing") shall take place on July 31, 1997 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.



     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.


     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Keystone Service Company, as transfer agent for the Selling Fund as of the Closing Date ("EKSC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause EKSC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:


          (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.


          (b) The Selling Fund is a separate investment series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in a violation of any provision of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The financial statements of the Selling Fund at October 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.


          (h) Since October 31, 1996, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.



          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling
     Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
     3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.


          (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.


          (o) The proxy statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7) (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:


          (a) The Acquiring Fund is the sole series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.



          (b) The Acquiring Fund is the sole investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.


          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund at July 31, 1996 have been audited by KPMG Peat Marwick LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since July 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.


          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.


          (i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund).

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It being understood that such ordinary course of business will include customary dividends and distributions.


     5.2 APPROVAL OF SHAREHOLDERS. The Selling Fund will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.


     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.


     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's President, its Treasurer, and its independent auditors.


     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:


     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.


     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:


          (a) The Acquiring Fund is the sole investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Acquiring Fund is the sole investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.


          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund), and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

          (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Selling Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.



     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.


     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:


          (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.



          (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.



          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                      ACQUIRING FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:


     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.


     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.


     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward).


     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP, addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:


          (a) The transfer of substantially all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d) No gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and



          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or to written estimates by Selling Fund's management and were found to be mathematically correct.


     In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and



          (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Acquiring Fund or to written estimates by each Fund's management and were found to be mathematically correct.


     8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of substantially all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.


                                   ARTICLE IX

                                    EXPENSES


     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank of North Carolina. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation cost of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.


     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, or their respective Trustees or officers, to the other party or its Trustees or officers.


                                  ARTICLE XII

                                   AMENDMENTS


     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Selling Fund, personally, but bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of the Acquiring Fund and the Selling Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Selling Fund and the Acquiring Fund and signed by authorized officers of the Selling Fund and the Acquiring Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in their respective Declaration of Trust.


     IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.

                                         KEYSTONE STRATEGIC INCOME FUND


                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer


                                         KEYSTONE WORLD BOND FUND
                                         on behalf of World Bond Portfolio


                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer

                                                                       EXHIBIT B
KEYSTONE STRATEGIC INCOME FUND
SEEKS GENEROUS INCOME FROM A DIVERSIFIED PORTFOLIO OF HIGH YIELD,
FOREIGN, AND U.S. GOVERNMENT OR AGENCY OBLIGATIONS.

Dear Shareholder:

We are pleased to report on the performance of Keystone Strategic Income Fund for the twelve-month period which ended July 31, 1996. Following our letter to you we have included a discussion with your Fund's manager.

PERFORMANCE
Your Fund provided the following returns including price changes and reinvested dividends for the twelve-month period ended July 31, 1996:
  Class A shares returned 6.84%.
  Class B shares returned 6.21%.
  Class C shares returned 6.07%.
  For the same twelve-month period, the Lehman Aggregate Bond Index-- a broad index of U.S. corporate, government and mortgage-backed securities-- returned 5.53% and the Salomon World Government Bond Index-- a U.S. dollar index of foreign government bonds-- returned 2.05%.
  We were pleased with your Fund's improved results. They were achieved during a period of generally declining bond prices which had an adverse impact on the performance of many fixed income investments. While your Fund experienced a slight price decline, shareholders benefitted from the Fund's diversified asset strategy. This strategy is intended to provide attractive income and returns with lower price volatility. Strength in the foreign markets and demand for high yield bonds helped to offset price declines among U.S. government and agency securities. We believe the differing performances of the markets underscored the value of this type of asset allocation strategy.
  The U.S. bond market experienced two different types of climates over the past twelve months. Interest rates declined through much of 1995 resulting in bond price increases. This was prompted by slower economic growth and relatively low inflation. However, in early 1996 interest rates began to rise. Reports of a strengthening economy stimulated concerns about higher inflation rates. This news had a particularly negative effect on the prices of U.S. government bonds whose performance is influenced to a great extent by changes in interest rates.

ASSET ALLOCATION
For much of the year, approximately 45% of net assets were invested in high yield bonds, 35% in foreign bonds and 20% in U.S. government and agency securities. The foreign sector primarily consisted of investments in Latin America and Denmark, Sweden, Italy and Canada. Your Fund's Latin American holdings were U.S. dollar-denominated and invested in large, well-established corporations with solid cash flows. During the year, we recognized value in the so-called "high yield" European countries of Denmark, Sweden and Italy. We established positions in European bonds by shifting assets from Latin America. The move also served to broaden the portfolio's diversification.

AN INCREASED EMPHASIS ON FOREIGN BOND
Recently, we reduced the high yield portion by 10% and increased the foreign bond and U.S. government and agency holdings each by 5%. As of July 31, 1996, Strategic Income Fund was structured as follows: 25% in high grade bonds, 33% in high yield bonds and 42% in foreign bonds. Approximately half of the foreign investments were Latin American and half were in the government bonds of Denmark, Sweden and Italy at the end of the period. We attempted to limit our exposure to currency fluctuations by hedging approximately 25% of the Fund's non-dollar foreign holdings into U.S. dollars.

                                                                  -- CONTINUED--

KEYSTONE STRATEGIC INCOME FUND

  Strategic Income Fund's flexibility enabled your management to find value in the high yield sector and foreign bond markets. Lower interest rates over the past year prompted many investors to attempt to maximize yield by investing in high yield bonds. Demand for this sector supported high yield bond prices when the U.S. government bond prices declined in the first half of 1996.
  Attractive returns were also found in the foreign bond markets. We invested in bonds issued by well-established Latin American corporations which generated attractive income. Latin America's investment environment has improved dramatically from the devaluation of the Mexican peso in 1994. Industry privatization, dramatically lower inflation and improved fiscal policies have resulted in a rebound in investor confidence and bond prices.

OUR OUTLOOK
Looking ahead, we expect that the stronger economic growth we have seen over the past few months should moderate in the fourth quarter. We anticipate a slower economy in early 1997 with few inflationary pressures. This should provide a stable backdrop for the fixed-income markets.
  We will continue to seek value through careful research, analysis and sector diversification. We are confident that this philosophy can build attractive returns and above average income for the long-term fixed income investor.
  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.
  Thank you for your continued support of Keystone Strategic Income Fund. We encourage you to write to us with questions or comments about your investment.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN AND PRESIDENT
KEYSTONE INVESTMENTS, INC.

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

                          (ELFNER PHOTO)                     (BISSELL PHOTO)

September 1996           ALBERT H. ELFNER, III             GEORGE S. BISSELL

                               A Discussion With
                              Your Fund's Manager

                                  (CRYAN PHOTO)

   RICHARD CRYAN IS PORTFOLIO MANAGER OF THE FUND AND HEADS KEYSTONE'S HIGH YIELD BOND TEAM. MR. CRYAN HAS MORE THAN 16 YEARS OF INVESTMENT EXPERIENCE, AND SERVED AS PRESIDENT OF WASSERSTEIN PERELLA ASSET MANAGEMENT AND ALSO AS A PORTFOLIO MANAGER AT FIDELITY INVESTMENTS. DICK RECEIVED HIS BS FROM THE UNIVERSITY OF COLORADO AND HIS MBA FROM COLUMBIA UNIVERSITY. IN MANAGING THE FUND, HE IS SUPPORTED BY GILMAN GUNN, HEAD OF KEYSTONE'S INTERNATIONAL BOND GROUP AND CHRIS CONKEY, HEAD OF KEYSTONE'S DOMESTIC HIGH GRADE BOND GROUP.

Q HOW DO YOU MANAGE THE FUND?

A Our ongoing strategy in managing the Fund is to provide a premium yield and consistent performance, with reduced price fluctuations. We seek this by diversifying the portfolio into three asset classes: high yield corporate bonds, foreign bonds, and U.S. government securities. Our own analysis has shown that historically a blend of these asset classes can provide most of the returns of a single asset class, with lower price volatility.

Q HOW DO YOU DETERMINE THE FUND'S ASSET ALLOCATION?

A Asset allocation decisions are driven by our outlook for the risk and reward potential in each market sector. This includes evaluation of the current economic and business cycle and its effects on the asset class. Within a sector, we seek investments that will limit volatility and maximize the Fund's income. The Fund's asset allocations are actively managed and reviewed on a regular basis. We attempt to maintain a high degree of liquidity to accommodate asset shifts in the event there is a change in a sector's risk/reward profile. Our allocations as of July 31, 1996 appear on page four.

Q WHAT WAS THE ENVIRONMENT LIKE FOR BONDS OVER THE LAST TWELVE MONTHS?

A The U.S. bond market experienced two different kinds of climates during the fiscal year. Interest rates declined as bond prices rose during the last half of 1995. However, early in 1996 interest rates rose and bond prices fell (see yield chart on page four). Reports showed the economy gaining strength and investors becoming concerned about higher inflation rates. This news had the greatest effect on long-term U.S. government and agency securities, but also influenced the performance of the high yield and foreign bond markets.

 FUND PROFILE

 OBJECTIVE: Seeks generous income from high yield, foreign, and U.S. government or agency obligations.

 COMMENCEMENT OF INVESTMENT OPERATIONS: April 14, 1987

 AVERAGE MATURITY: 10 years

 NET ASSETS: $223 million

 NEWSPAPER LISTING: "StrInc"

KEYSTONE STRATEGIC INCOME FUND

(THE BENCHMARK 30-YEAR
U.S. TREASURY BOND YIELD GRAPH
GOES HERE)

  High yield bonds held their value better than any other domestic bond sector during that time. The lower interest rates we have seen over the past year caused many investors to "stretch for yield", creating strong demand for high yield bonds. This demand supported the prices of high yield bonds when the higher quality sectors incurred losses.

Q HOW ABOUT THE FOREIGN MARKETS?

A Selected foreign markets performed well. The investment climate in Latin America has turned around from what it had been several years ago. Valuations have rebounded due to a number of positive trends that have taken place. These included a reduced role of the government in managing the economy, industry privatization and aggressive inflation-fighting policies. The Fund's Latin American holdings provided the portfolio with attractive current income.
  In Europe, our holdings of Danish, Swedish and Italian bonds also were strong performers, due to a favorable environment in these particular countries. The economic environment in these countries has been relatively stable, inflation has been low and deficit reduction policies have been in place, despite a sluggish economic environment in many other European countries. These government bonds appeared undervalued to us at the time of purchase.

          (ASSET ALLOCATION PIE CHART GOES HERE)

TOP TEN HOLDINGS
AS OF JULY 31, 1996
                                                PERCENTAGE OF
                                                NET ASSETS
Kingdom of Sweden, 10.25%, 2003                   6.9
Kingdom of Denmark, 8%, 2003                      5.9
Federal Home Loan Mortgage Corp., 7.69%, 2022     5.4
Government National Mortgage Assoc., 6.5%, 2023   4.4
Republic of Italy, 9.5%, 2006                     3.9
U.S. Treasury Bonds, 7.875%, 2021                 3.9
Telecom Argentina, 8.375%, 2000                   3.8
Government National Mortgage Assoc., 6.50%, 2009  3.8
New Zealand Government, 8%, 2001                  2.9
Telefonica de Argentina, 11.875%, 2004            2.8

  In New Zealand, conservative fiscal and monetary policies have resulted in strong performance for government bonds. The government has been running budget surpluses and paying down its debt. Further, the central bank's strict monetary policy has kept inflation to a minimum.

Q HOW DID STRATEGIC INCOME FUND PERFORM DURING THE PAST YEAR?

A We believe the Fund performed as it was designed. The last six months were an unusually volatile period for U.S. interest rates, but the Fund demonstrated good stability. The Fund's ability to diversify enabled it to benefit from the positive performances in the foreign and high yield markets. Further, the blend of assets helped to provide insulation from the decline experienced by U.S. Treasury and agency securities.

Q YOU RECENTLY RE-ALLOCATED 10% OF THE FUND'S ASSETS FROM HIGH YIELD TO FOREIGN AND HIGH GRADE BONDS. WHY?

A The risk/reward profile for high yield bonds has changed over the past few months. Strength in that sector has driven yields to historically low levels relative to U.S. Treasuries. We believed that the high yield market had had good performance, with little further improvement expected over the short term. Increasing the U.S. Treasury holdings in the high grade sector also enhanced the Fund's liquidity. We built a larger position in the foreign sector because we believed that selected markets were attractively valued. We expected that a larger commitment to that sector would both improve diversification and enhance overall performance.

Q WHAT IS YOUR OUTLOOK FOR THESE MARKET SECTORS OVER THE NEXT SIX MONTHS?

A We see positive factors in each of the sectors. Together, we look for them to provide investors with above average income and attractive returns. We share Federal Reserve Board Chairman Alan Greenspan's view that the economy will grow slowly through the beginning of 1997 and that inflation will remain low. That should provide a healthy climate for domestic fixed-income securities.
  Our outlook for high yield bonds is neutral. We expect to see their strength relative to U.S. Treasuries subside, with those sectors resuming a relationship that is closer to historical performance. We also anticipate a solid performance from the foreign sector. Trends are in place that should continue to strengthen the economic fundamentals of the respective countries. We expect that the foreign sector will provide the portfolio with attractive investment value and high current yield.


    THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
    IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                     KEYSTONE INVESTMENT DISTRIBUTORS COMPANY
                  ATTN: SHAREHOLDER COMMUNICATIONS, 22ND FLOOR
             200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034.

KEYSTONE STRATEGIC INCOME FUND

                            Your Fund's Performance

                       (GROWTH OF INVESTMENT CHART GOES HERE)


TWELVE-MONTH PERFORMANCE        AS OF JULY 31, 1996

                               CLASS A     CLASS B      CLASS C
Total returns*                    6.84%       6.21%        6.07%
Net asset value 7/31/95         $ 6.89      $ 6.92       $ 6.92
            7/31/96             $ 6.77      $ 6.81       $ 6.80
Dividends                       $ 0.57      $ 0.52       $ 0.52
Capital gains                     None        None         None

* BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC).


    HISTORICAL RECORD                    AS OF JULY 31, 1996
CUMULATIVE TOTAL RETURNS       CLASS A     CLASS B      CLASS C
1-year w/o sales charge           6.84%       6.21%        6.07%
1-year                            1.76%       2.28%        6.07%
5-year                           70.60%         --           --
Life of Class                    82.59%      25.14%       27.87%

AVERAGE ANNUAL RETURNS
1-year w/o sales charge           6.84%       6.21%        6.07%
1-year                            1.76%       2.28%        6.07%
5-year                           11.27%         --           --
Life of Class                     6.69%       6.62%        7.28%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.
  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.
     The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.
     You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

(PLOT GRAPH GOES HERE)

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

COMPONENTS OF THE CHART

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. KEYSTONE STRATEGIC INCOME FUND

The Fund seeks generous income from high yield, foreign, and U.S. government or agency obligations. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. LEHMAN AGGREGATE BOND INDEX (LABI)

The LABI is a broad-based, unmanaged fixed-income market index of U.S. government, corporate, and mortgage-backed securities. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. CONSUMER PRICE INDEX (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.
  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

UNDERSTANDING WHAT THE CHART MEANS

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.
  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

LIMITATIONS OF THE CHART

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time,

KEYSTONE STRATEGIC INCOME FUND

the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

PERFORMANCE CAN BE DISTORTED

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.
  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

INDEXES DO NOT INCLUDE THE COSTS OF INVESTING

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges-- whether up-front or deferred-- pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor-- even an unmanaged index-- without incurring some charges and expenses.

ONE OF SEVERAL MEASURES

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

FUTURE RETURNS MAY BE DIFFERENT

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                     YEAR ENDED JULY 31,
                                  1996       1995     1994(C)     1993      1992      1991      1990       1989       1988
NET ASSET VALUE BEGINNING OF
 YEAR                              $6.89      $7.35      $7.86     $7.02     $6.10     $7.17     $9.02      $9.36     $10.04
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income               0.54       0.64       0.61      0.69      0.78      0.89      1.03       1.10       1.05
Net realized and unrealized gain
 (loss) on investments, closed
 futures contracts and forward
 foreign currency related
 transactions                      (0.09)     (0.45)     (0.44)     0.89      0.89     (1.01)    (1.79)     (0.31)     (0.65)
Total from investment operations    0.45       0.19       0.17      1.58      1.67     (0.12)    (0.76)      0.79       0.40
LESS DISTRIBUTIONS FROM:
Net investment income              (0.52)     (0.60)     (0.61)    (0.72)    (0.75)    (0.89)    (1.04)     (1.11)     (1.08)
In excess of investment income         0      (0.03)     (0.03)    (0.02)        0     (0.06)    (0.05)         0          0
Tax basis return of capital        (0.05)     (0.02)     (0.04)        0         0         0         0          0          0
Net realized gains on
 investments                           0          0          0         0         0         0         0      (0.02)         0
Total distributions                (0.57)     (0.65)     (0.68)    (0.74)    (0.75)    (0.95)    (1.09)     (1.13)     (1.08)
NET ASSET VALUE END OF YEAR        $6.77      $6.89      $7.35     $7.86     $7.02     $6.10     $7.17      $9.02      $9.36
TOTAL RETURN (A)                    6.84%      3.00%      1.86%    24.13%    28.73%     0.54%    (8.55%)     9.00%      4.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                     1.30%(d)    1.33%     1.32%     1.80%     2.09%     2.00%     2.00%      1.81%      1.28%
 Total expenses excluding
   reimbursement                    1.30%(d)    1.33%     1.32%     1.80%     2.12%
 Net investment income              8.05%      9.31%      7.79%     9.50%    11.73%    15.23%    12.91%     12.06%     10.98%
Portfolio turnover rate              101%        95%        92%      151%       95%       82%       36%        73%        46%
NET ASSETS END OF YEAR
 (THOUSANDS)                     $68,118    $85,970   $105,181   $85,793   $70,459   $70,246   $83,106   $138,499   $114,310

                                  FEBRUARY 13, 1987
                                  (COMMENCEMENT OF
                                    OPERATIONS) TO
                                    JULY 31, 1987
NET ASSET VALUE BEGINNING OF
 YEAR                                   $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                     0.22
Net realized and unrealized gain
 (loss) on investments, closed
 futures contracts and forward
 foreign currency related
 transactions                             0.00
Total from investment operations          0.22
LESS DISTRIBUTIONS FROM:
Net investment income                    (0.18)
In excess of investment income               0
Tax basis return of capital                  0
Net realized gains on
 investments                                 0
Total distributions                      (0.18)
NET ASSET VALUE END OF YEAR             $10.04
TOTAL RETURN (A)                          2.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                           1.00%(b)
 Total expenses excluding
   reimbursement
 Net investment income                   10.12%(b)
Portfolio turnover rate                     13%
NET ASSETS END OF YEAR
 (THOUSANDS)                           $ 8,191

(a)  Excluding applicable sales charges.
(b) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.
(c)  Calculation based on average shares outstanding.
(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes directly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.28%.

SEE NOTES TO FINANCIAL STATEMENTS.

KEYSTONE STRATEGIC INCOME FUND


FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                                                                   FEBRUARY 1, 1993
                                                                                                                   (DATE OF INITIAL
                                                                             YEAR ENDED JULY 31,                   PUBLIC OFFERING)
                                                                     1996            1995          1994(C)         TO JULY 31, 1993
NET ASSET VALUE BEGINNING OF YEAR                                     $6.92           $7.38           $7.89               $7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.50            0.60            0.55                0.24
Net realized and unrealized gain (loss) on investments, closed futures contracts and forward foreign currency related
 transactions                                                         (0.09)          (0.47)          (0.44)               0.92
Total from investment operations                                       0.41            0.13            0.11                1.16
LESS DISTRIBUTIONS FROM:
Net investment income                                                 (0.47)          (0.55)          (0.55)              (0.24)
In excess of net investment income                                        0           (0.03)          (0.03)              (0.10)
Tax basis return of capital                                           (0.05)          (0.01)          (0.04)                  0
Total distributions                                                   (0.52)          (0.59)          (0.62)              (0.34)
NET ASSET VALUE END OF YEAR                                           $6.81           $6.92           $7.38               $7.89
TOTAL RETURN (A)                                                       6.21%           2.12%           1.10%              16.75%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                        2.07%(d)        2.06%           2.07%               2.37%(b)
 Net investment income                                                 7.28%           8.58%           7.11%               7.18%(b)
Portfolio turnover rate                                                 101%             95%             92%                151%
NET ASSETS END OF YEAR (THOUSANDS)                                 $123,389        $149,091        $162,866             $35,415

(a)  Excluding applicable sales charges
(b) Annualized
(c)  Calculation based on average shares outstanding.
(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                                                                   FEBRUARY 1, 1993
                                                                                                                   (DATE OF INITIAL
                                                                              YEAR ENDED JULY 31,                  PUBLIC OFFERING)
                                                                      1996           1995          1994(C)         TO JULY 31, 1993
NET ASSET VALUE BEGINNING OF YEAR                                      $6.92          $7.37           $7.88               $7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.49           0.59            0.55                0.24
Net realized and unrealized gain (loss) on investments, closed
 futures contracts and forward foreign currency related transactions   (0.09)         (0.45)          (0.44)               0.91
Total from investment operations                                        0.40           0.14            0.11                1.15
LESS DISTRIBUTIONS FROM:
Net investment income                                                  (0.47)         (0.55)          (0.55)              (0.24)
In excess of net investment income                                         0          (0.03)          (0.03)              (0.10)
Tax basis return of capital                                            (0.05)         (0.01)          (0.04)                  0
Total distributions                                                    (0.52)         (0.59)          (0.62)              (0.34)
NET ASSET VALUE END OF YEAR                                            $6.80          $6.92           $7.37               $7.88
TOTAL RETURN (A)                                                        6.07%          2.27%           1.09%              16.61%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                         2.07%(d)       2.08%           2.07%               2.25%(b)
 Net investment income                                                  7.29%          8.56%           7.09%               7.35%(b)
Portfolio turnover rate                                                  101%            95%             92%                151%
NET ASSETS END OF YEAR (THOUSANDS)                                   $31,816        $46,221         $59,228             $19,706

(a)  Excluding applicable sales charges
(b) Annualized
(c)  Calculation based on average shares outstanding.
(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                            WORLD BOND FUND PORTFOLIO
                                 A Portfolio of
                            KEYSTONE WORLD BOND FUND
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of
                         KEYSTONE STRATEGIC INCOME FUND
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Keystone World Bond Fund ("World Bond Fund") to Keystone Strategic Income Fund ("Strategic Income Fund"), in exchange for Class A, Class B and Class C shares of beneficial interest without par value, of Strategic Income Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of Strategic Income Fund dated December 10, 1996, as supplemented January 1, 1997;

     (2) The Statement of Additional Information of Keystone World Bond Fund dated February 28, 1997;

     (3) Annual Report of Keystone Strategic Income Fund for the year ended July 31, 1996;

     (4) Semi-Annual Report of Keystone Strategic Income Fund for the period ended January 31, 1997; and

     (5) Annual Report of Keystone World Bond Fund for the year ended October 31, 1996.

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus of Keystone Strategic Income Fund dated May 20, 1997. A copy of the Proxy Statement/Prospectus may by obtained without charge by calling or writing to Keystone Strategic Income Fund at the telephone number or address set forth above.

     The date of this Statement of Additional Information is May 20, 1997.

                         KEYSTONE STRATEGIC INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 10, 1996
                         AS SUPPLEMENTED JANUARY 1, 1997

         This statement of additional information pertains to all classes of shares of Keystone Strategic Income Fund (the "Fund"). It is not a prospectus, but relates to, and should be read in conjunction with, either the prospectus offering Class A, B and C shares, dated November 29, 1996, as supplemented, or the separate prospectus offering Class Y shares, dated December 10, 1996, as supplemented. You may obtain a copy of either prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                       Page
The Fund .................................................................2
Investment Policies.......................................................2
Investment Restrictions...................................................2
Distributions and Taxes...................................................4
Valuation of Securities...................................................5
Brokerage.................................................................5
Sales Charges.............................................................7
Distribution Plans.......................................................10
Trustees and Officers....................................................12
Investment Adviser.......................................................16
Principal Underwriter....................................................18
Sub-administrator........................................................19
Declaration of Trust.....................................................20
Standardized Total Return and Yield Quotations...........................21
Additional Information...................................................22
Financial Statements.....................................................24
Appendix ...............................................................A-1

--------------------------------------------------------------------------------

                                    THE FUND

--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986.

         Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         Certain information about the Fund is contained in its prospectuses. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------

                               INVESTMENT POLICIES

--------------------------------------------------------------------------------

         The Fund intends to allocate its assets principally between eligible domestic high yield, high risk debt securities and foreign debt securities. From time to time, the Fund will allocate a portion of its assets to United States ("U.S.") government securities. The total return on such securities is expected to include some capital gain. The Fund does not intend to hold securities for capital gain unless the current yield on such securities remains attractive. Certain investments, investment techniques and ratings criteria applicable to the Fund are more fully explained in the Appendix to this statement of additional information.


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                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         The Fund may not do the following:

         (1) purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets are held as collateral for such sales at any one time;

         (4) borrow money or enter into reverse repurchase agreements, except that the Fund may (a) enter into reverse repurchase agreements or (b) borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

         (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

         (7) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

         (8) purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

         (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

         (11) purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate and may engage in currency or other financial futures contracts and related options transactions; and

         (12) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         The Fund intends to follow the policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

         Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone or any affiliate thereof or any of their Directors, officers or employees.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


--------------------------------------------------------------------------------

                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         The Fund will make distributions from net investment income monthly and capital gains, if any, annually in shares, or, at the option of the shareholder, in cash. Distributions are taxable whether received in cash or in additional shares. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will receive a number of distributed shares determined on the basis of the amount of the distribution and the Fund's net asset value per share computed at the end of the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         It is not expected that the Fund's income dividends will be eligible for the corporate 70% dividends received deduction. Distributed long-term capital gains are taxable as such to the shareholder, regardless of how long the shareholder has held the Fund's shares. If such shares are held less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------

                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined as follows:

         (1) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (2) all other securities for which market quotations are readily available are valued at the mean of the bid and asked prices at the time of valuation; and

         (3) securities, including restricted securities, for which complete quotations are not readily available, and other assets are valued at prices deemed in good faith to be fair under procedures established by the Fund's Board of Trustees.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of its fixed income securities and certain other securities.


--------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.


         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund expects that purchases and sales of income securities usually will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers, unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

         For the fiscal year ended July 31, 1994, the Fund paid no brokerage commissions. For the fiscal years end ed July 31, 1995 and 1996, the Fund paid $30,894 and $35,599, respectively, in brokerage commissions.


--------------------------------------------------------------------------------

                                  SALES CHARGES

--------------------------------------------------------------------------------

         The Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

CLASS A SHARES
         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES
         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:


         REDEMPTION TIMING                                         CDSC RATE
         Month of purchase and the first twelve-month
              period following the month of purchase...................5.00%
         Second twelve-month
              period following the month of purchase...................4.00%
         Third twelve-month
              period following the month of purchase...................3.00%
         Fourth twelve-month
              period following the month of purchase...................3.00%
         Fifth twelve-month
              period following the month of purchase...................2.00%
         Sixth twelve-month
              period following the month of purchase...................1.00%
         Thereafter....................................................0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.)

CLASS C SHARES
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS Y SHARES

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"),
(ii) certain institutional investors and (iii) investment advisory clients of Capital Management Group of First Union National Bank of North Carolina ("FUNB"), Evergreen Asset or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES
         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

WAIVER OF SALES CHARGES
         Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

         Shares of the Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees"). The Fund's Class Y shares have not adopted a Distribution Plan and incur no Distribution Plan expenses.

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Fund to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

         The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

         For the fiscal period ended July 31, 1996, the Fund paid the Principal Underwriter $181,536, $1,399,711 ($1,279,839 with respect to Class B shares sold prior to June 1, 1995 and $119,872 with respect to Class B shares sold on or after June 1, 1995), and $390,758, respectively, pursuant to the Fund's Class A, Class B and Class C Distribution Plans.


--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         The Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;   Professor,   Finance   Department,   George
                            Washington University;  President,  Amling & Company
                            (invest ment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds; Trustee of all the Evergreen funds other than
                            Evergreen  Investment  Trust;  real estate developer
                            and  construction   consultant;   and  President  of
                            Centrum Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:      Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Investment  Counselor to Appleton  Partners,
                            Inc.;   and  former   Managing   Director,   Seaward
                            Management Corporation (investment advice).

FOSTER BAM:                 Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds; Trustee of all the Evergreen funds other than
                            Evergreen  Investment Trust; Partner in the law firm
                            of Cummings & Lockwood;  Director,  Symmetrix,  Inc.
                            (sulphur company) and Pet Practice, Inc. (veterinary
                            services); and former Director, Chartwell Group Ltd.
                            (Manufacturer    of    office     furnishings    and
                            accessories),  Waste Disposal Equipment  Acquisition
                            Corporation   and   Rehabilitation   Corporation  of
                            America (rehabilitation hospitals).

*GEORGE S. BISSELL:         Chairman of the Board,  Chief Executive  Officer and
                            Trustee of the Fund;  Chairman  of the Board,  Chief
                            Executive  Officer  and  Trustee or  Director of all
                            other funds in the Keystone  Investments Families of
                            Funds; Chairman of the Board and Trustee of Anatolia
                            College;   Trustee  of   University   Hospital  (and
                            Chairman  of  its  Investment   Committee);   former
                            Director  and  Chairman  of the  Board  of  Hartwell
                            Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential
                            Schools, Brown University.

CHARLES F. CHAPIN:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; and former Director, Peoples Bank (Charlotte,
                            NC).

K. DUN GIFFORD:             Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Trustee,   Treasurer  and  Chairman  of  the
                            Finance  Committee,   Cambridge  College;   Chairman
                            Emeritus and  Director,  American  Institute of Food
                            and   Wine;   Chairman   and   President,    Oldways
                            Preservation and Exchange Trust (education);  former
                            Chairman of the Board,  Director, and Executive Vice
                            President,   The  London  Harness  Company;   former
                            Managing Partner,  Roscommon  Capital Corp.;  former
                            Chief  Executive  Officer,  Gifford  Gifts  of  Fine
                            Foods;   former   Chairman,   Gifford,   Drescher  &
                            Associates  (environmental  consulting);  and former
                            Director, Keystone Investments and Keystone.

JAMES S. HOWELL:            Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Chairman and Trustee of the Evergreen funds;
                            former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance
                            Inc. (food manufacturing).

LEROY KEITH, JR.:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Chairman  of the Board  and Chief  Executive
                            Officer,   Carson  Products  Company;   Director  of
                            Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio
                            Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Chairman and Of Counsel,  Keyser,  Crowley &
                            Meub, P.C.;  Member,  Governor's (VT) Council of Eco
                            nomic Advisers;  Chairman of the Board and Director,
                            Central Vermont Public Service Corporation and Lahey
                            Hitchcock Clinic;  Director,  Vermont Yankee Nuclear
                            Power Corporation,  Grand Trunk  Corporation,  Grand
                            Trunk Western Railroad,  Union Mutual Fire Insurance
                            Company,  New England  Guaranty  Insurance  Company,
                            Inc., and the Investment Company  Institute;  former
                            Director and  President,  Associated  Industries  of
                            Vermont;   former  Director  of  Keystone,   Central
                            Vermont  Railway,   Inc.,  S.K.I.  Ltd.,  and  Arrow
                            Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONELL:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Trustee of the  Evergreen  funds;  and Sales
                            Representative   with   Nucor-Yamoto,   Inc.  (Steel
                            producer).

THOMAS L. MCVERRY:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; former Vice
                            President and Director of Rexham Corporation; and former Director of Carolina Cooperative Federal
                            Credit Union.

*WILLIAM WALT PETTIT:       Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;   Vice  Chair  and  former   Executive   Vice
                            President,   DHR  International,   Inc.   (executive
                            recruitment);  former Senior Vice President,  Boyden
                            International Inc. (executive recruit ment); and Director, Commerce and Industry Association of New
                            Jersey,  411  International,  Inc.,  and J&M Cumming
                            Paper Co.

RUSSELL A. SALTON, III MD:  Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of
                            Funds;  Chairman,   Environmental   Warranty,   Inc.
                            (Insurance agency); Executive Consultant, Drake Beam
                            Morin, Inc.  (executive  outplacement);  Director of
                            Connecticut   Natural  Gas   Corporation,   Hartford
                            Hospital,  Old State  House  Association,  Middlesex
                            Mutual  Assurance  Company,  and  Enhance  Financial
                            Services,   Inc.;   Chairman,   Board  of  Trustees,
                            Hartford Graduate Center; Trustee,  Greater Hartford
                            YMCA;  former  Director,  Vice  Chairman  and  Chief
                            Investment  Officer,   The  Travelers   Corporation;
                            former Trustee,  Kingswood-Oxford School; and former
                            Managing  Director and  Consultant,  Russell Miller,
                            Inc.

*ANDREW J. SIMONS:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Key stone Investments Families of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary,
                            Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University
                            School  of Law;  Adjunct  Professor  of  Law,  Touro
                            College School of Law; and former President,  Nassau
                            County Bar Association.

JOHN J. PILEGGI:            President and  Treasurer of the Fund;  President and
                            Treasurer   of  all  other  funds  in  the  Keystone
                            Investments   Families  of  Funds;   President   and
                            Treasurer of the Evergreen  funds;  Senior  Managing
                            Director,  Furman  Selz  LLC  since  1992;  Managing
                            Director from 1984 to 1992;  230 Park Avenue,  Suite
                            910, New York, NY.

GEORGE O. MARTINEZ:         Secretary of the Fund;  Secretary of all other funds
                            in  the  Keystone  Investments  Families  of  Funds;
                            Senior Vice President and Director of Administration
                            and Regulatory Services,  BISYS Fund Services;  3435
                            Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS.
See "Sub-administrator."

         During the fiscal year ended July 31, 1996, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received $30,556 in retainers and fees. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of November 30, 1996, the Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

-------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to
Keystone  Investments  was  acquired  by  FUNB  by  merger  into a  wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which prior to the Acquisition acted as investment manager to the Fund, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by the Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:

                                                                 Aggregate Net
Management                                                  Asset Value of the
FEE                                  INCOME                 Shares of the Fund
                             2.0% of Gross Dividend
                            and Interest Income Plus

0.50% of the first                                        $  100,000,000, plus
0.45% of the next                                         $  100,000,000, plus
0.40% of the next                                         $  100,000,000, plus
0.35% of the next                                         $  100,000,000, plus
0.30% of the next                                         $  100,000,000, plus
0.25% of amounts over                                     $  500,000,000;

Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         During the year ended July 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,721,793 (0.64% of the Fund's average net assets). Of such amount paid to Keystone Management, $1,463,524 was paid to Keystone for its services to the Fund.

         During the year ended July 31, 1995, the Fund paid or accrued to Keystone Management investment and administrative services fees of $1,954,412 (0.66% of the Fund's average net assets). Of such amount paid to Keystone Management, $1,661,250 was paid to Keystone for its services to the Fund.

         During the year ended July 31, 1996, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,663,669 (0.65% of the Fund's average net assets). Of such amount paid to Keystone Management, $1,414,119 was paid to Keystone for its services to the Fund.


--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal
Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.
Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

--------------------------------------------------------------------------------

                              DECLARATION OF TRUST

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MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1986, as amended (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is on file as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund currently offers Class A, B, C and Y shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the Fund's outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.


--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten years periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The annual rate of return for Class A for the year ended July 31, 1996 was 1.76%. The compounded average annual rates of return for Class A for the five years ended July 31, 1996 and the period February 13, 1987 (commencement of operations) through July 31, 1996 were 11.27% and 6.69%, respectively.

         The annual rates of return on Class B and Class C shares for the one year period ended July 31, 1996 were 2.28% and 6.07%, respectively. The compounded average annual rates of return for the Fund's Class B and Class C shares annualized for the period from February 1, 1993 (commencement of operations) through July 31, 1996 were 6.62% and 7.28%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The current yields of Class A, Class B and Class C shares for the 30-day period ended July 31, 1996 were 7,18%, 6.77%, and 6.77%, respectively.

         Information on Class Y shares is not yet available.


--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

         State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Fund.

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

         EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone and is the Fund's transfer agent and dividend disbursing agent.

         Except as otherwise stated in its prospectuses or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

         As of November 30, 1996, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. E., Jacksonville, FL 32246-6484, owned 18.46% of the outstanding Class A shares.

         As of November 30, 1996, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. E., Jacksonville, FL 32246-6484, owned 14.94% of the outstanding Class B shares.

         As of November 30, 1996, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. E., Jacksonville, FL 32246-6484, owned 25.77% of the outstanding Class C shares.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectuses, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectuses and statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Securities and Exchange Commission.

         The Fund is one of 16 investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Fund Family includes the following funds having the various investment objectives described below:

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying quality common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - (Formerly Keystone Strategic Development Fund.) Seeks long term capital growth by investing primarily in equity securities of foreign and domestic companies involved in the natural resources and energy industries.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund currently offering four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND-SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investments in debt securities denominated in U.S. and foreign currencies.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the Commission:

         Schedule of Investments as of July 31, 1996;

         Financial Highlights -- Class A shares for each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (Commencement of Operations) to July 31, 1987;

         Financial Highlights -- Class B shares for each of the years in the three-year period ended July 31, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to July 31, 1993;

         Financial Highlights -- Class C shares for each of the years in the three-year period ended July 31, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to July 31, 1993;


         Statement of Assets and Liabilities as of July 31, 1996;

         Statement of Operations for the year ended July 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated September 6, 1996.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

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                                    APPENDIX
--------------------------------------------------------------------------------


                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes) and obligations issued or guaranteed by the United States (U.S.) government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P) or PRIME-1 by Moody's Investors Service, Inc. (Moody's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.       S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;
         2)       high rates of return on funds employed;
         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of United States branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank.

MORTGAGE BACKED SECURITIES

         Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

         There are currently  three basic types of  mortgage-backed  securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans.

         Collateralized mortgage obligations in which the Fund may invest are securities issued by a U.S. government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities.

                          ZERO COUPON "STRIPPED" BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond.
Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.

                          EQUIPMENT TRUST CERTIFICATES

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The Trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.       Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

         7. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. AAA - Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. AA - Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. BAA - Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. BA - Bonds which are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. CAA - Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. CA - Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 AND 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. AA: An issue which is rated "AA" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "AAA" and "AA" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

         WRITING COVERED OPTIONS. The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation (OCC), a clearing corporation which assumes responsibility for the completion of options transactions.

         PURCHASING PUT AND CALL OPTIONS. The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss on the transaction.

OPTIONS TRADING MARKETS

         Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         On Treasury Bonds and Notes. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to enter into such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indices as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made.
No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation (S&P) Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indices or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

        Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the specified dollar amount times the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency or other financial futures contracts and sell such options to terminate an existing position. Options on currency or other financial futures are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell currency or other instruments making up a financial futures index at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the currency or other financial futures.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency and other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indices underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund may hold funds in foreign currencies. Thus, the value of a Fund share will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss Franc and French Franc, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs, French Francs and Canadian Dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                            KEYSTONE WORLD BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 1997




         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone World Bond Fund dated February 28, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. or your broker-dealer. See "Service Providers" below.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------



                                                             Page
The Fund ......................................................2
Service Providers..............................................2
Investment Restrictions........................................3
Distributions and Taxes........................................4
Valuation of Securities........................................5
Brokerage......................................................6
Sales Charge...................................................8
Distribution Plans............................................11
Trustees and Officers.........................................13
Investment Adviser............................................16
Principal Underwriter.........................................18
Sub-administrator.............................................19
Declaration of Trust..........................................19
Expenses .....................................................21
Standardized Total Return and Yield Quotations................22
Financial Statements..........................................22
Additional Information........................................23
Appendix ....................................................A-1

17732

--------------------------------------------------------------------------------

                                    THE FUND

--------------------------------------------------------------------------------


         The Fund is an open-end, management investment company commonly known as a mutual fund. The Fund is authorized to issue series of shares representing portfolios of its assets. At this time, the Fund issues shares of one portfolio, the World Bond Portfolio (the "Portfolio"). The Portfolio seeks current income by investing primarily in a nondiversified portfolio of debt securities denominated in United States ("U.S.") and foreign currencies. Interest income will be an important factor in securities selection, but only if consistent with management's outlook for local bond prices and currency movements. The Portfolio seeks capital appreciation as a secondary objective.

         Upon formation, the Portfolio was known as the Global Income Plus Portfolio of International Heritage Fund, which was formed as a Massachusetts business trust on September 5, 1986. On April 19, 1989, the International Heritage Fund joined the Keystone America Funds. In 1989, the Fund and the Portfolio were renamed Keystone America World Bond Fund and World Bond Portfolio, respectively. On May 1, 1995, the Fund changed its name from Keystone America World Bond Fund to its present name.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------

                                SERVICE PROVIDERS

--------------------------------------------------------------------------------

Service                               Provider
------------------------------------- ---------------------------------------------------------
Investment adviser (referred to       Keystone Investment Management Company, 200 Berkeley
in this SAI as "Keystone")            Street, Boston, Massachusetts 02116.  (Keystone is a
                                      wholly-owned subsidiary of First Union Keystone, Inc.
                                      (formerly, Keystone Investments, Inc.) ("First Union
                                      Keystone"), also located at 200 Berkeley Street, Boston,
                                      Massachusetts 02116.)
Principal underwriter ( referred      Evergreen Keystone Distributor, Inc. (formerly, Evergreen
to in this SAI as "EKD" or the        Funds Distributor, Inc.), 125 W. 55th Street, New York,
"Principal Underwriter")              New York 10019.
Marketing services agent and          Evergreen Keystone Investment Service, Inc. (formerly,
predecessor to EKD (referred to       Keystone Investment Distributors Company), 200 Berkeley
in this SAI as "EKIS")                Street, Boston, Massachusetts 02116.
Sub-administrator (referred to in     The BISYS Group, Inc., 3435 Stelzer Road, Columbus, Ohio
this SAI as "BISYS")                  43219.
Transfer and dividend                 Evergreen Keystone Service Company (formerly, Keystone
disbursing agent (referred to in      Investor Resource Center, Inc.), 200 Berkeley Street,
this SAI as "EKSC")                   Boston, Massachusetts 02116.  (EKSC is a wholly-owned
                                      subsidiary of Keystone.)
Independent auditors                  KPMG Peat  Marwick LLP, 99 High Street, Boston,
                                      Massachusetts  02110,   Certified Public Accountants.
Custodian                             State Street Bank and Trust Company, 225 Franklin
                                      Street, Boston, Massachusetts 02110.




--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Restrictions

         The Fund has adopted, on behalf of the Portfolio, the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Portfolio's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise stated, all references to Portfolio assets are in terms of current market value.

         A portfolio of the Fund may not do the following:

         (1) issue senior securities, except as appropriate to evidence indebtedness which the portfolio is permitted to incur pursuant to Investment Restriction (3) and except for shares of any additional series or portfolios which may be established by the Trustees;

         (2) (a) sell securities short (except by selling futures contracts or covered options), unless it owns, or by virtue of ownership of other securities has the right to obtain without additional consideration, securities identical in kind and amount to the securities sold, or (b) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         (3) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding one-third of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed one-third of a portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the one-third limitation; a portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding;

         (4) underwrite securities issued by others, except to the extent that a portfolio may be deemed an underwriter in connection with the disposition of restricted securities;

         (5) invest in real estate or mortgages (but may invest in real estate investment trusts or companies whose business involves the purchase or sale of real estate or mortgages except real estate limited partnerships) or commodities or commodity contracts, except futures contracts and options on futures contracts, including, but not limited to, contracts for the future delivery of securities or currency, contracts based on securities indices and forward foreign currency exchange contracts;

         (6) invest 25% or more of the portfolio's total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, except U.S. government securities;

         (7) make loans, except (a) through the purchase of a portion of an issue of publicly distributed debt securities in accordance with its investment objectives, policies and restrictions, and (b) by entering into (i) loan transactions and (ii) repurchase agreements with respect to portfolio securities if, as a result thereof, not more than 25% of the portfolio's total assets (taken at current value) would be subject to loan transactions;

         (8) invest in companies for the purpose of exercising control or management, provided, however, that this limitation shall not preclude a portfolio from exercising its rights as a security holder to participate in or influence decisions to be made by the security holders or management of such companies with respect to matters affecting the value of such companies' securities or the interests of the portfolio;

         (9) pledge, mortgage or hypothecate its assets, except that a portfolio may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with Investment Restriction (3) above, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         (10) invest in oil, gas or other mineral exploration or development programs (although a portfolio may invest in companies which own or invest in such interests);

         (11) purchase or retain the securities of any issuer, if, to the Fund's knowledge, those Trustees or directors and officers of the Fund or its investment manager or advisers, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; and

         (12) purchase securities of any one issuer if as a result more than 10% of the outstanding voting securities of such issuer would be held by the portfolio, or invest more than 5% of the portfolio's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that a portfolio may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency.

Non-Fundamental Investment Restrictions

         With respect to illiquid securities, the Fund intends to follow the policies of the Securities and Exchange Commission. Currently, the Fund will not invest more than 15% of its net assets in illiquid securities. Also, the Fund will treat securities as illiquid if it may not sell or dispose of the security in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books.

--------------------------------------------------------------------------------

                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         You will ordinarily receive distributions in shares, unless you elect before the record date to receive them as cash. Unless the Fund receives instructions to the contrary, it will assume that you wish to receive that distribution and future gains and income distributions in shares. Your instructions continue in effect until changed in writing. If you have not opted to receive cash, the Fund will determine the number of shares that you should receive based on its net asset value per share as computed at the close of business on the ex-dividend date after adjustment for the distribution.

         Capital gains distributions that reduce the net asset value of your shares below your cost are, to the extent of the reduction, a return of your investment. Since distributions of capital gains depend upon profits realized from the sale of the Fund's portfolio securities, they may or may not occur.

         Distributions are taxable whether you receive them in cash or additional shares. Long-term capital gains distributions are taxable as such regardless of how long you have held the shares. If, however, you hold the Fund's shares for less than six months and redeem them at a loss, you will recognize a long-term capital loss to the extent of the long-term capital gain distribution received in connection with such shares. The Fund intends to distribute only such net capital gains and income as it has predetermined, to the best of its ability, to be taxable as ordinary income. Since the Fund's income distributions are largely derived from interest on bonds, they are not to any significant degree eligible for the corporate 70% dividends received deduction. Distributions designated by the Fund as capital gains are not eligible for the corporate 70% dividends received deduction

         The Fund will advise you annually as to the federal income tax status of your distributions. These comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Your dividends and distributions may also be subject to state and local taxes.

         If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to the Portfolio's shareholders, a shareholder will be required to include in his gross income both actual dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take his share of the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat his share of the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.


-------------------------------------------------------------------------------

                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current values for the Portfolio's securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the New York Stock Exchange (the "Exchange") are valued on the basis of the last sale price on the Exchange. In the absence of any sales, such securities are valued at the mean between the closing asked price and the closing bid price.

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is most extensively traded.

         (3) Common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers, Inc. ("NASD") on its NASDAQ system for securities traded in the over-the-counter market.

         (4) Common stock, preferred stock and other equity securities quoted on the NASDAQ system, but not listed on NMS, are valued at the high or "inside" bid.

         (5) Common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities.

         (6) Non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Keystone.

         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Keystone.

         (8) Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Where market quotations are not available, such instruments are valued at fair value as determined by the Fund's Board of Trustees.

         (9) Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (10) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (11) Options, futures contracts and options on futures listed or traded on a national securities exchange are valued at the last sale price on such exchange prior to the time of determining net asset value or, if no sale is reported, are valued at the mean between the most recent bid and asked prices.

         (12) Forward currency contracts are valued at their last sales price as reported by a pricing service, and, in the absence of a report, at a value determined on the basis of the underlying currency at prevailing exchange rates.

         (13) Securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees.

         (14) All other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.


--------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------

Selection of Brokers

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund;
         2.       the efficiency with which the transaction is effected;
         3. the broker's ability to effect the transaction where a large block is involved;
         4. the broker's readiness to execute potentially difficult transactions in the future;
         5.       the financial strength and stability of the broker; and
         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services").

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         The Fund considers the receipt of research services by the Fund or Keystone to be in addition to, and not instead of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that it cannot determine or practically allocate the cost, value and specific application of such research services between the Fund and its other clients, who may indirectly benefit from the availability of such services. Similarly, the Fund may indirectly benefit from information made available from transactions effected for Keystone's other clients. The Advisory Agreement also permits Keystone to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934; if Keystone does so on a basis that is fair and equitable to the Fund.

         Neither the Fund nor Keystone intends on placing securities transactions with any particular broker-dealer. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares when selecting of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

Brokerage Commissions

         The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. The Fund normally purchases bonds and money market instruments directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

General Brokerage Policies

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Fund may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees periodically reviews the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


--------------------------------------------------------------------------------

                                  SALES CHARGE

--------------------------------------------------------------------------------

         The Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EKD or its predecessor. See the prospectus for additional information on a particular class.

Class Distinctions

Class A Shares

         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares

         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:

         Redemption Timing                                         CDSC Rate
         Month of purchase and the first twelve-month
              period following the month of purchase...................5.00%
         Second twelve-month
              period following the month of purchase...................4.00%
         Third twelve-month
              period following the month of purchase...................3.00%
         Fourth twelve-month
              period following the month of purchase...................3.00%
         Fifth twelve-month
              period following the month of purchase...................2.00%
         Sixth twelve-month
              period following the month of purchase...................1.00%
         Thereafter....................................................0.00%



Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to EKSC.) See "Calculation of Contingent Deferred Sales Charge" below.

Class C Shares

Class C shares are available only through broker-dealers who have entered into special distribution agreements with EKD. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Calculation of Contingent Deferred Sales Charge

Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

Shares That Are Not Subject to a Sales Charge or CDSC

Exchanges

The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges

The Fund may sell its shares at net asset value without an initial sales charge to:

1.       purchases of shares in the amount of $1 million or more;

2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisers;

4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge.

8. certain Directors, Trustees, officers employees of the Fund, First Union Keystone, Keystone, EKD or their affiliates and to the immediate families of such persons; or

9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any fund in the Keystone Families of Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. In addition, the Fund will not charge a CDSC on redemptions by such purchasers.

Waiver of CDSCs

With respect to shares purchased after January 1, 1997, the Fund does not impose a CDSC when the shares you are redeeming represent:

1. an increase in the value of the shares you redeem above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

5. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. automatic withdrawals under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

8.       withdrawals   consisting  of  loan   proceeds  to  a  retirement   plan
         participant;

9.       financial hardship withdrawals made by a retirement plan participant;

10. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).



--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to EKD) remaining unpaid from time to time.

Class A Distribution Plan

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to EKD to enable EKD to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as EKD may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

Class B Distribution Plans

         The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from the Fund ("Advances"). EKD intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to EKD sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

Class C Distribution Plan

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         EKD generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

Distribution Plans - General

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, EKD and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:



FREDERICK AMLING:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Professor,  Finance  Department,  George  Washington
                            University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen  Family of
                            Funds other than Evergreen  Investment  Trust;  real
                            estate  developer and construction  consultant;  and
                            President   of   Centrum    Equities   and   Centrum
                            Properties, Inc.

CHARLES A. AUSTIN III:      Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Investment Counselor to Appleton Partners, Inc.; and
                            former   Managing   Director,   Seaward   Management
                            Corporation (investment advice).

*FOSTER BAM:                Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen  Family of
                            Funds other than Evergreen Investment Trust; Partner
                            in the law firm of  Cummings &  Lockwood;  Director,
                            Symmetrix,  Inc. (sulphur company) and Pet Practice,
                            Inc.  (veterinary  services);  and former  Director,
                            Chartwell   Group  Ltd.   (Manufacturer   of  office
                            furnishings   and   accessories),   Waste   Disposal
                            Equipment Acquisition Corporation and Rehabilitation
                            Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:         Chairman of the Board,  Chief Executive  Officer and
                            Trustee of the Fund;  Chairman  of the Board,  Chief
                            Executive  Officer  and  Trustee or  Director of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman  of  the  Board  and  Trustee  of  Anatolia
                            College;   Trustee  of   University   Hospital  (and
                            Chairman  of  its  Investment   Committee);   former
                            Director  and  Chairman  of the  Board  of  Hartwell
                            Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments,
                            Inc.

EDWIN D. CAMPBELL:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Principal,  Padanaram  Associates,  Inc.; and former
                            Executive Director,  Coalition of Essential Schools,
                            Brown University.

CHARLES F. CHAPIN:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone Families of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:             Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee,  Treasurer  and  Chairman  of  the  Finance
                            Committee,  Cambridge College; Chairman Emeritus and
                            Director,  American  Institute  of  Food  and  Wine;
                            Chairman and  President,  Oldways  Preservation  and
                            Exchange Trust  (education);  former Chairman of the
                            Board,  Director, and Executive Vice Presi dent, The
                            London Harness  Company;  former  Managing  Partner,
                            Roscommon  Capital  Corp.;  former  Chief  Executive
                            Officer,   Gifford  Gifts  of  Fine  Foods;   former
                            Chairman,    Gifford,   Drescher   &   Asso   ciates
                            (environmental  consulting);  and  former  Director,
                            Keystone Investments, Inc. and Keystone.

JAMES S. HOWELL:            Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman  and  Trustee  of  all  the  funds  in  the
                            Evergreen  Family of Funds;  former  Chairman of the
                            Distribution  Foundation  for  the  Carolinas;   and
                            former   Vice   President   of  Lance   Inc.   (food
                            manufacturing).

LEROY KEITH, JR.:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman of the Board and Chief  Executive  Officer,
                            Carson Products  Company;  Director of Phoenix Total
                            Return Fund and  Equifax,  Inc.;  Trustee of Phoenix
                            Series Fund, Phoenix  Multi-Portfolio  Fund, and The
                            Phoenix Big Edge Series Fund; and former  President,
                            Morehouse College.

F. RAY KEYSER, JR.:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman  and Of  Counsel,  Keyser,  Crowley & Meub,
                            P.C.;  Member,  Governor's (VT) Council of Eco nomic
                            Advisers;   Chairman  of  the  Board  and  Director,
                            Central Vermont Public Service Corporation and Lahey
                            Hitchcock Clinic; Di rector,  Vermont Yankee Nuclear
                            Power Corporation,  Grand Trunk  Corporation,  Grand
                            Trunk Western Railroad,  Union Mutual Fire Insurance
                            Company,  New England  Guaranty  Insurance  Company,
                            Inc., and the Investment Company  Institute;  former
                            Director and  President,  Associated  Industries  of
                            Vermont;   former  Director  of  Keystone,   Central
                            Vermont  Railway,   Inc.,  S.K.I.  Ltd.,  and  Arrow
                            Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen Family of Funds; and Sales Representative with Nucor- Yamoto,
                            Inc. (Steel producer).

THOMAS L. MCVERRY:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen  Family of
                            Funds;  former Vice President and Director of Rexham
                            Corporation;   and  former   Director   of  Carolina
                            Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:       Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen Family of Funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone  Families of Funds; Vice
                            Chair  and  former  Executive  Vice  President,  DHR
                            International,  Inc. (executive recruitment); former
                            Senior Vice  President,  Boyden  International  Inc.
                            (executive recruit ment); and Director, Commerce and
                            Industry    Association    of   New   Jersey,    411
                            International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD:  Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone Families of Funds; Trustee of all the funds in the Evergreen Family of Funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee of all the funds in the Evergreen Family of Funds; and Attorney, Law Offices of Michael S.
                            Scofield.

RICHARD J. SHIMA:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman,  Environmental  Warranty,  Inc. (Insurance
                            agency);  Executive  Consultant,  Drake Beam  Morin,
                            Inc.   (executive    outplacement);    Director   of
                            Connecticut   Natural  Gas   Corporation,   Hartford
                            Hospital,  Old State  House  Association,  Middlesex
                            Mutual  Assurance  Company,  and  Enhance  Financial
                            Services,   Inc.;   Chairman,   Board  of  Trustees,
                            Hartford Graduate Center; Trustee,  Greater Hartford
                            YMCA;  former  Director,  Vice  Chairman  and  Chief
                            Investment  Officer,   The  Travelers   Corporation;
                            former Trustee,  Kingswood-Oxford School; and former
                            Managing  Director and  Consultant,  Russell Miller,
                            Inc.

ANDREW J. SIMONS:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                            & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                            School of Law; and former  President,  Nassau County
                            Bar Association.

JOHN J. PILEGGI:            President and  Treasurer of the Fund;  President and
                            Treasurer   of  all  other  funds  in  the  Keystone
                            Families of Funds; President and Treasurer of all the funds in the Evergreen Family of Funds; Senior
                            Managing  Director,  Furman  Selz  LLC  since  1992;
                            Managing  Director from 1984 to 1992;  Consultant to
                            BISYS Fund  Services  since 1996;  230 Park  Avenue,
                            Suite 910, New York, NY.

GEORGE O. MARTINEZ:         Secretary of the Fund;  Secretary of all other funds
                            in the Keystone Families of Funds; Secretary of all the funds in the Evergreen Family of Funds; Senior
                            Vice  President and Director of  Administration  and
                            Regulatory Services, BISYS Fund Services since 1995;
                            Vice President/Assistant  General Counsel,  Alliance
                            Capital  Management  from  1988-1995;  3435  Stelzer
                            Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         During the fiscal year ended October 31, 1996, no Trustee or officer received any direct remuneration from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Families of Funds (which includes more than thirty mutual funds) for the fiscal year ended October 31, 1996 totaled approximately $411,000. As of January 31, 1997, the Trustees and officers beneficially owned less than 1.0% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advise, management and administrative services to the Fund.

         On December 11, 1996, the predecessor corporation to First Union Keystone, Keystone Investments, Inc. ("Keystone Investments") and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union. The predecessor corporation to First Union Keystone was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of BISYS. The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996.

         First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Portfolio's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes;(7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates;(10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and (14) charges and expenses of filing annual and other reports with the SEC and other authorities, and (15) all extraordinary charges and expenses of the Fund.

         The Fund, on behalf of the Portfolio, pays Keystone a fee for its services at the annual rate of:

                                                            Aggregate Net Asset
Management                                                  Value of the Shares
Fee                                 Income                     of the Portfolio
-------------------------------------------------------------------------------

                            1.5% of gross dividend and
                               interest income plus
0.50%    of the first                                      $  500,000,000, plus
0.45%    of the next                                       $  500,000,000, plus
0.40%    of amounts over                                   $1,000,000,000.


Keystone's fee is computed as of the close of business each business day and payable monthly.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaced EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by EKD are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         EKD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EKD has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EKD or any other person for whose acts EKD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

         BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement BISYS will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.


-------------------------------------------------------------------------------

                              DECLARATION OF TRUST

--------------------------------------------------------------------------------

Massachusetts Business Trust

         The Fund is organized as a Massachusetts business trust. Under its Declaration of Trust, the Fund is authorized to issue more than one series (portfolio) and may divide any series into more than one class of shares. The Portfolio is currently the only series the Fund issues and the Portfolio currently issues three classes of shares. The Fund is the successor to International Heritage Fund, which was organized as a Massachusetts business trust on September 5, 1986, and Keystone America Global Income Fund, which was formed on April 19, 1989. The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to shareholder liability as described below. A copy of the Declaration of Trust is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust. On July 27, 1993, the Fund's shareholders approved a restatement of the entire Declaration of Trust (the "Restatement"). The purpose of the Restatement is to authorize the issuance of additional classes of shares. The Restatement also omits provisions which are reiterations of statutes, rules and regulations or which are otherwise unnecessary and expands certain provisions for clarification or ease of administration.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares, each of which represents an equal proportionate interest in the Fund with each other share of that class. Shares are entitled upon liquidation of the Fund to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable, transferable and freely assignable as collateral. Shareholders representing 10% or more of the Fund may, as set forth in the Declaration of Trust, call meetings for any purpose, including the purpose of voting on removal of one or more Trustees.

Shareholder Liability

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because (1) the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund will, upon request, assume the defense of any claim made against any shareholder of the Fund for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

Voting Rights

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. However, at meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective
Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


-------------------------------------------------------------------------------

                                    EXPENSES

--------------------------------------------------------------------------------

Investment Advisory Fees

For each of the Portfolio's last three fiscal years, the table below lists the total dollar amounts paid by the Fund, on behalf of the Portfolio, to Keystone for services rendered under the Advisory Agreement.
For more information, see "Investment Adviser."


                      Fee Paid to Keystone for
Fiscal Year Ended     Services Rendered under the       Percentage of Portfolio
October 31,           Advisory Agreement                Average Net Assets
--------------------  ------------------------------    -----------------------
1996                  $93,994                           0.64%
1995                  $93,806                           0.65%
1994                  $61,697                           0.64%


Distribution Plan Expenses

Listed below are the amounts paid by each class of shares under its respective Distribution Plan to EKIS for the fiscal year ended October 31, 1996. For more information, see "Distribution Plans."


                  Class B Shares Sold    Class B Shares Sold on
Class A Shares    Prior to June 1, 1995  or after June 1, 1995    Class C Shares
----------------- ---------------------- ------------------------ --------------
$21,291            $30,767                $13,709                  $11,245


Underwriting Commissions

For each of the Portfolio's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Portfolio's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."


                                                  Aggregate Dollar Amount of
Fiscal Year Ended  Aggregate Dollar Amount of     Underwriting Commissions
October  31,       Underwriting Commissions       Retained by EKIS
------------------ -----------------------------  ---------------------------
1996               $57,562                        $26,779
1995               $55,036                        $12,298
1994               $67,005                        ($44,771)

Brokerage Commissions


For the Fiscal Period       Aggregate Dollar Amount of
Ended October 31,           Brokerage Commissions Paid
----------------------      ----------------------------
1996                        $0
1995                        $6,695
1994                        $9,000


--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for a class of shares of a Portfolio of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, the maximum sales load deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The Portfolio's Class A annual total return for the one year period ended October 31, 1996 was 8.58%. The Class A average annual total return for the five year period ended October 31, 1996 , and for the period of January 9, 1987 (commencement of operations) to October 31, 1996 were 6.10% and 6.97%, respectively, (including any applicable sales charge). The annual total returns for Class B and Class C of the Portfolio for the one year period ended October 31, 1996 was 9.04% and 13.09%, respectively, (including any applicable sales charge). The average annual total returns for Class B and Class C of the Portfolio for the period August 2, 1993 (date of initial public offering) through October 31, 1996 were 3.97% and 4.68%, respectively (including any applicable sales charge). The total return figures do not reflect expense subsidizations by International Heritage Corp. or Keystone, the Portfolio's advisers during these periods. Effective April 19, 1989, Keystone became investment adviser to the Portfolio. Total return figures are included for historical purposes.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of October  31, 1996;

         Financial Highlights for each of the the years in the two-year period ended October 31, 1996, the period from January 1, 1994 to October 31, 1994, each of the years in the six-year period ended December 31, 1993, and the period from January 9, 1987 to December 31, 1987 for Class A shares;

         Financial Highlights for each of the years in the two-year period ended October 31, 1996, the period from January 1, 1994 to October 31, 1994, and the period from August 2, 1993 to December 31, 1993 for Class B and C shares;

         Statement of Assets and Liabilities as of October  31, 1996;

         Statement of Operations for the year ended October 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated November 29, 1996.

         Copies of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

-------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Redemptions in Kind

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

General

         To the best of the Fund's knowledge, there were no shareholders of record who owned 5% or more of the Portfolio's outstanding Class A shares as of January 31, 1997.

         As of January 31, 1997, Merrill Lynch Pierce Fenner & Smith, For Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484 owned 611.601% of the Portfolio's outstanding Class B shares.

         As of January 31, 1997, Merrill Lynch Pierce Fenner & Smith, For Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484 Robert Samuel Klepper, Susan Leslie Klepper Comm Property House Account, 424 Keel Lane, Redwood Shoes, CA 94065-1107; PaineWebber for the Benefit of PaineWebber Cdn., FBO: Howard I. Richert, PO Box 3321, Weehawken, NJ 07087-8154; Susan T. Fox TTEE, Susan T. Fox Trust, U/A DTD 11/2/95, 117 Ryan Avenue, Mill Valley, CA 94941; PaineWebber for the Benefit of Paine Webber Cdn., FBO: Jerry H. Hall, P.O. Box 3321, Weehawken, NJ 07087; and State Street Bank and Trust Co., Cust., Univ. of Texas/Austin Orp., FBO: Arnold
H. Buss, 3318 Parry Lane,  Austin,  TX 78731-5331 owned 18.411%,  8.998%,7.160%,
7.15%, 5.864% and 5.360%, respectively, of the Portfolio's outstanding Class C shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or EKD, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family. The Keystone America Funds offers a range of choices to serve shareholder needs. The other Keystone America Funds consist of the funds having the various investment objectives described below:

Keystone Balanced Fund II - Seeks current income and capital appreciation consistent with the preservation of capital.

Keystone Capital Preservation and Income Fund - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

Keystone Fund for Total Return - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

Keystone Fund of the Americas - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

Keystone Global Opportunities Fund - Seeks long-term capital growth from foreign and domestic securities.

Keystone Global Resources and Development Fund - Seeks long-term capital growth by investing primarily in equity securities.

Keystone Government Securities Fund - Seeks income and capital preservation from U.S. government securities.

Keystone America Hartwell Emerging Growth Fund, Inc. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

Keystone Intermediate Term Bond Fund - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

Keystone Omega Fund - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

Keystone Small Company Growth Fund II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

Keystone State Tax Free Fund - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

Keystone State Tax Free Fund - Series II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

Keystone Strategic Income Fund - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

Keystone Tax Free Income Fund - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

[COVER]

[PHOTO OF SAILBOAT GLIDING THROUGH WATER]

 - KEYSTONE STRATEGIC INCOME FUND

{KEYSTONE LOGO]

ANNUAL REPORT
JULY 31, 1996

KEYSTONE AMERICA
FAMILY OF FUNDS

[Filled in Diamond]

Balanced Fund II
California Insured Tax Free Fund
Capital Preservation and Income Fund
Florida Tax Free Fund
Fund for Total Return
Fund of the Americas
Global Opportunities Fund
Global Resources & Development Fund
Government Securities Fund
Hartwell Emerging Growth Fund, Inc.
Intermediate Term Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Omega Fund
Pennsylvania Tax Free Fund
Small Company Growth Fund II
Strategic income Fund
Tax Free Income Fund
World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone Funds, contact your financial adviser or call Keystone.

{KEYSTONE LOGO]

KEYSTONE INVESTMENTS
P.O. Box 2121
Boston, Massachusetts 02106-2121

[RECYCLE LOGO]

SIF-R-9/96
16.4M

Keystone Strategic Income Fund

Seeks generous income from a diversified portfolio of high yield, foreign, and U.S. government or agency obligations.

Dear Shareholder:

We are pleased to report on the performance of Keystone Strategic Income Fund for the twelve-month period which ended July 31, 1996. Following our letter to you we have included a discussion with your Fund's manager.

Performance

Your Fund provided the following returns including price changes and reinvested dividends for the twelve-month period ended July 31, 1996:

  Class A shares returned 6.84%.

  Class B shares returned 6.21%.

  Class C shares returned 6.07%.

  For the same twelve-month period, the Lehman Aggregate Bond Index--a broad index of U.S. corporate, government and mortgage-backed securities--returned 5.53% and the Salomon World Government Bond Index--a U.S. dollar index of foreign government bonds--returned 2.05%.

  We were pleased with your Fund's improved results. They were achieved during a period of generally declining bond prices which had an adverse impact on the performance of many fixed income investments. While your Fund experienced a slight price decline, shareholders benefitted from the Fund's diversified asset strategy. This strategy is intended to provide attractive income and returns with lower price volatility. Strength in the foreign markets and demand for high yield bonds helped to offset price declines among U.S. government and agency securities. We believe the differing performances of the markets underscored the value of this type of asset allocation strategy.

  The U.S. bond market experienced two different types of climates over the past twelve months. Interest rates declined through much of 1995 resulting in bond price increases. This was prompted by slower economic growth and relatively low inflation. However, in early 1996 interest rates began to rise. Reports of a strengthening economy stimulated concerns about higher inflation rates. This news had a particularly negative effect on the prices of U.S. government bonds whose performance is influenced to a great extent by changes in interest rates.

Asset allocation

For much of the year, approximately 45% of net assets were invested in high yield bonds, 35% in foreign bonds and 20% in U.S. government and agency securities. The foreign sector primarily consisted of investments in Latin America and Denmark, Sweden, Italy and Canada. Your Fund's Latin American holdings were U.S. dollar-denominated and invested in large, well-established corporations with solid cash flows. During the year, we recognized value in the so-called "high yield" European countries of Denmark, Sweden and Italy. We established positions in European bonds by shifting assets from Latin America. The move also served to broaden the portfolio's diversification.

An increased emphasis on foreign bonds

Recently, we reduced the high yield portion by 10% and increased the foreign bond and U.S. government and agency holdings each by 5%. As of July 31, 1996, Strategic Income Fund was structured as follows: 25% in high grade bonds, 33% in high yield bonds and 42% in foreign bonds. Approximately half of the foreign investments were Latin American and half were in the government bonds of Denmark, Sweden and Italy at the end of the period. We attempted to limit our exposure to currency fluctuations by hedging approximately 25% of the Fund's non-dollar foreign holdings into U.S. dollars.

                                   -continued-

 Strategic Income Fund's flexibility enabled your management to find value in the high yield sector and foreign bond markets. Lower interest rates over the past year prompted many investors to attempt to maximize yield by investing in high yield bonds. Demand for this sector supported high yield bond prices when the U.S. government bond prices declined in the first half of 1996.

Attractive returns were also found in the foreign bond markets. We invested in bonds issued by well-established Latin American corporations which generated attractive income. Latin America's investment environment has improved dramatically from the devaluation of the Mexican peso in 1994. Industry privatization, dramatically lower inflation and improved fiscal policies have resulted in a rebound in investor confidence and bond prices.

Our outlook

Looking ahead, we expect that the stronger economic growth we have seen over the past few months should moderate in the fourth quarter. We anticipate a slower economy in early 1997 with few inflationary pressures. This should provide a stable backdrop for the fixed-income markets.

  We will continue to seek value through careful research, analysis and sector diversification. We are confident that this philosophy can build attractive returns and above average income for the long-term fixed income investor.

  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  Thank you for your continued support of Keystone Strategic Income Fund. We encourage you to write to us with questions or comments about your investment.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

                                     [PHOTO - ALBERT H. ELFNER, III]

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

                                     [PHOTO - GEORGE S. BISSELL]

September 1996

A Discussion With
Your Fund's Manager

[PHOTO - RICHARD CRYAN]

Richard Cryan is portfolio manager of the Fund and heads Keystone's high yield bond team. Mr. Cryan has more than 16 years of investment experience, and served as president of Wasserstein Perella Asset Management and also as a portfolio manager at Fidelity Investments.
Dick received his BS from the University of Colorado and his MBA from Columbia University. In managing the Fund, he is supported by Gilman Gunn, head of Keystone's international bond group and Chris Conkey, head of Keystone's domestic high grade bond group.

Q   How do you manage the Fund?

A Our ongoing strategy in managing the Fund is to provide a premium yield and consistent performance, with reduced price fluctuations. We seek this by diversifying the portfolio into three asset classes: high yield corporate bonds, foreign bonds, and U.S. government securities. Our own analysis has shown that historically a blend of these asset classes can provide most of the returns of a single asset class, with lower price volatility.

Q   How do you determine the Fund's asset allocation?

A Asset allocation decisions are driven by our outlook for the risk and reward potential in each market sector. This includes evaluation of the current economic and business cycle and its effects on the asset class. Within a sector, we seek investments that will limit volatility and maximize the Fund's income. The Fund's asset allocations are actively managed and reviewed on a regular basis. We attempt to maintain a high degree of liquidity to accommodate asset shifts in the event there is a change in a sector's risk/reward profile. Our allocations as of July 31, 1996 appear on page four.

Q   What was the environment like for bonds over the last twelve months?

A The U.S. bond market experienced two different kinds of climates during the fiscal year. Interest rates declined as bond prices rose during the last half of 1995. However, early in 1996 interest rates rose and bond prices fell (see yield chart on page four). Reports showed the economy gaining strength and investors becoming concerned about higher inflation rates. This news had the greatest effect on long-term U.S. government and agency securities, but also influenced the performance of the high yield and foreign bond markets.

Fund Profile

Objective: Seeks generous income from high yield, foreign, and U.S. government or agency obligations.
Commencement of investment operations: April 14, 1987
Average maturity: 10 years
Net assets: $223 million
Newspaper listing: "StrInc"

****************************[line chart]**************************************
The Benchmark 30-Year
U.S. Treasury Bond Yield

Date      Yield

 91       7.930
          7.880
          7.820
          7.770
          7.880
          7.960
          8.040
          7.930
          7.870
          7.820
          7.980
          7.930
          7.800
          7.770
          7.570
          7.510
 92       7.480
          7.460
          7.600
          7.700
          7.770
          7.760
          7.900
          7.940
          7.800
          7.920
          8.060
          8.040
          7.940
          7.870
          7.880
          7.930
          8.040
          8.010
          7.900
          7.800
          7.820
          7.830
          7.850
          7.820
          7.780
          7.620
          7.630
          7.680
          7.560
          7.440
          7.390
          7.320
          7.350
          7.410
          7.280
          7.290
          7.320
          7.340
          7.320
          7.520
          7.530
          7.630
          7.630
          7.750
          7.570
          7.530
          7.590
          7.500
          7.440
          7.430
          7.360
          7.390
 93       7.460
          7.340
          7.300
          7.210
          7.160
          7.120
          7.010
          6.890
          6.750
          6.850
          6.800
          6.930
          7.050
          6.840
          6.750
          6.790
          6.940
          6.840
          6.940
          7.030
          6.980
          6.900
          6.790
          6.810
          6.710
          6.660
          6.640
          6.540
          6.700
          6.560
          6.530
          6.350
          6.210
          6.120
          5.950
          5.880
          6.030
          6.050
          5.980
          5.910
          5.780
          5.980
          5.960
          6.210
          6.150
          6.330
          6.250
          6.250
          6.180
          6.280
          6.210
          6.350
 94       6.230
          6.300
          6.280
          6.210
          6.360
          6.410
          6.630
          6.720
          6.840
          6.910
          6.900
          6.990
          7.110
          7.260
          7.290
          7.210
          7.300
          7.530
          7.500
          7.300
          7.390
          7.260
          7.310
          7.450
          7.510
          7.610
          7.690
          7.540
          7.550
          7.380
          7.530
          7.480
          7.490
          7.490
          7.490
          7.700
          7.780
          7.790
          7.820
          7.900
          7.830
          7.980
          7.960
          8.150
          8.140
          8.130
          7.940
          7.910
          7.850
          7.850
          7.850
          7.880
 95       7.860
          7.790
          7.890
          7.740
          7.600
          7.680
          7.580
          7.540
          7.550
          7.460
          7.370
          7.370
          7.430
          7.380
          7.330
          7.330
          7.340
          7.010
          7.000
          6.900
          6.740
          6.520
          6.710
          6.620
          6.500
          6.620
          6.520
          6.590
          6.960
          6.900
          6.900
          6.970
          6.900
          6.720
          6.600
          6.590
          6.460
          6.590
          6.480
          6.420
          6.300
          6.350
          6.340
          6.270
          6.320
          6.230
          6.250
          6.090
          6.050
          6.090
          6.050
          5.950
 96       6.040
          6.160
          5.970
          6.040
          6.140
          6.100
          6.220
          6.410
          6.380
          6.690
          6.740
          6.640
          6.670
          6.660
          6.810
          6.790
          6.780
          7.110
          6.920
          6.830
          6.830
          6.990
          7.040
          7.090
          7.100
          6.900
          7.180
          7.020
          6.960
          7.010
The release of stronger than expected U.S. growth statistics during the first quarter of 1996 caused yields to rise and bond prices to fall.

Source: Fact Set
******************************************************************************

  High yield bonds held their value better than any other domestic bond sector during that time. The lower interest rates we have seen over the past year caused many investors to "stretch for yield", creating strong demand for high yield bonds. This demand supported the prices of high yield bonds when the higher quality sectors incurred losses.

Q   How about the foreign markets?

A Selected foreign markets performed well. The investment climate in Latin America has turned around from what it had been several years ago. Valuations have rebounded due to a number of positive trends that have taken place. These included a reduced role of the government in managing the economy, industry privatization and aggressive inflation-fighting policies. The Fund's Latin American holdings provided the portfolio with attractive current income.

  In Europe, our holdings of Danish, Swedish and Italian bonds also were strong performers, due to a favorable environment in these particular countries. The economic environment in these countries has been relatively stable, inflation has been low and deficit reduction policies have been in place, despite a sluggish economic environment in many other European countries. These government bonds appeared undervalued to us at the time of purchase.

Asset Allocation
as of July 31, 1996

*********************[pie chart]***********************

High grade (includes U.S. government, agency
and mortgage-backed securities)                   24.7%

Foreign bonds (non-U.S.$)                         19.6%

Foreign bonds (U.S.$)                             22.3%

High yield                                        31.6%

Other(1)                                           1.8%

*******************************************************
-----------------------
1 Includes common and preferred stocks and warrants, repurchase agreements, and other assets and liabilities.

Top 10 Holdings
as of July 31, 1996

as of July 31, 1996                                         Percentage of
                                                            net assets
Kingdom of Sweden, 10.25%, 2003                             6.9
Kingdom of Denmark, 8%, 2003                                5.9
Federal Home Loan Mortgage Corp., 7.69%, 2022               5.4
Government National Mortgage Assoc., 6.5%, 2023             4.4
Republic of Italy, 9.5%, 2006                               3.9
U.S. Treasury Bonds, 7.875%, 2021                           3.9
Telecom Argentina, 8.375%, 2000                             3.8
Government National Mortgage Assoc.,
 6.50%, 2009                                                3.8
New Zealand Government, 8%, 2001                            2.9
Telefonica de Argentina, 11.875%, 2004                      2.8

  In New Zealand, conservative fiscal and monetary policies have resulted in strong performance for government bonds. The government has been running budget surpluses and paying down its debt. Further, the central bank's strict monetary policy has kept inflation to a minimum.

Q   How did Strategic Income Fund perform during the past year?

A We believe the Fund performed as it was designed. The last six months were an unusually volatile period for U.S. interest rates, but the Fund demonstrated good stability. The Fund's ability to diversify enabled it to benefit from the positive performances in the foreign and high yield markets. Further, the blend of assets helped to provide insulation from the decline experienced by U.S. Treasury and agency securities.

Q   You recently re-allocated 10% of the Fund's assets from high yield to foreign and high grade bonds. Why?

A The risk/reward profile for high yield bonds has changed over the past few months. Strength in that sector has driven yields to historically low levels relative to U.S. Treasuries. We believed that the high yield market had had good performance, with little further improvement expected over the short term. Increasing the U.S. Treasury holdings in the high grade sector also enhanced the Fund's liquidity. We built a larger position in the foreign sector because we believed that selected markets were attractively valued. We expected that a larger commitment to that sector would both improve diversification and enhance overall performance.

Q   What is your outlook for these market sectors over the next six months?

A We see positive factors in each of the sectors. Together, we look for them to provide investors with above average income and attractive returns. We share Federal Reserve Board Chairman Alan Greenspan's view that the economy will grow slowly through the beginning of 1997 and that inflation will remain low. That should provide a healthy climate for domestic fixed-income securities.

  Our outlook for high yield bonds is neutral. We expect to see their strength relative to U.S. Treasuries subside, with those sectors resuming a relationship that is closer to historical performance. We also anticipate a solid performance from the foreign sector. Trends are in place that should continue to strengthen the economic fundamentals of the respective countries. We expect that the foreign sector will provide the portfolio with attractive investment value and high current yield.

                              [DIAMOND-(filled in)]

         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Your Fund's Performance

Growth of an investment in
Keystone Strategic Income Fund Class A

**************************[mountain chart]***********************************
In Thousands

                    Reinvested Distributions      Initial Investment
4/87                9534                          9534
                    9649                          9735
7/88                9001                         10172
                    8677                         11084
7/90                6905                         10131
                    5867                         10195
7/92                6744                         13118
                    7486                         16290
7/94                7001                         16593
                    6563                         17090
7/96                6448                         18259

Total Value: $18,259
*****************************************************************************

Twelve-Month Performance                  as of July 31, 1996

                                Class A     Class B     Class C
Total returns*                   6.84%       6.21%       6.07%
Net asset value 7/31/95         $6.89       $6.92       $6.92
                7/31/96         $6.77       $6.81       $6.80
Dividends                       $0.57       $0.52       $0.52
Capital gains                    None        None        None

* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record                         as of July 31, 1996

 Cumulative total returns       Class A     Class B     Class C
1-year w/o sales charge          6.84%       6.21%       6.07%
1-year                           1.76%       2.28%       6.07%
5-year                          70.60%        --          --
Life of Class                   82.59%      25.14%      27.87%
Average Annual Returns
1-year w/o sales charge          6.84%       6.21%       6.07%
1-year                           1.76%       2.28%       6.07%
5-year                          11.27%        --          --
Life of Class                    6.69%       6.62%       7.28%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

*****************************[line chart]*************************************
Comparison of change in value of a $10,000 investment in Keystone Strategic Income Fund Class A, the Lehman Aggregate Bond Index, and the Consumer Price Index.

In Thousands                            April 14, 1987 through July 31, 1996

               Class A        Lehman Aggregate         Consumer Price Index
                              Bond Index (LABI)        (CPI)
4/87            9534          10000                    10000
                9735           9802                    10152
7/88           10172          10544                    10571
               11084          12147                    11097
7/90           10131          13004                    11632
               10195          14392                    12150
7/92           13118          16520                    12533
               16290          18202                    12881
7/94           16593          18219                    13238
               17090          20058                    13604
7/96           18259          21166                    14005

     Average Annual Total Return
     ---------------------------
          1 Year    5 Year    Life of Class
Class A   1.76%     11.27%    6.69%
Class B   2.28%     --        6.62%
Class C   6.07%     --        7.28%

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Consumer Price Index and Lehman Aggregate Bond Index are from March 31, 1987.

******************************************************************************

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Strategic Income Fund

The Fund seeks generous income from high yield, foreign, and U.S. government or agency obligations. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income market index of U.S. government, corporate, and mortgage-backed securities. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include the costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--July 31, 1996

                                                                         Coupon   Maturity     Principal      Market
                                                                          Rate       Date        Amount       Value
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
FIXED INCOME (98.2%)
INDUSTRIAL BONDS & NOTES (31.6%)
AEROSPACE (0.5%)
Airplanes Pass Thru Trust                        Bond (Subord.)          10.875%     2019      $1,000,000     $1,040,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
BROADCASTING (2.6%)
Ackerly Communications Incorporated               Sr. Notes              10.750      2003         775,000        802,125
EZ Communications, Incorporated                   Sr. Notes (Subord.)     9.750      2005       1,000,000        985,000
K-III Communications Corporation (f)              Sr. Notes               8.500      2006       1,000,000        915,000
Park Broadcasting, Incorporated (f)               Sr. Notes              11.750      2004       1,000,000      1,150,000
Paxson Communications Corporation                 Sr. Notes (Subord.)    11.625      2002       1,000,000      1,040,000
Sinclair Broadcast Group, Incorporated            Sr. Notes (Subord.)    10.000      2005       1,000,000        982,500
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               5,874,625
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
CABLE/OTHER VIDEO DISTRIBUTION (3.5%)
Adelphia Communications Corporation               Sr. Notes              12.500      2002       1,000,000      1,027,500
Cablevision Systems Corporation                   Sr. Deb. (Subord.)     10.500      2016       1,000,000        960,000
Comcast Corporation                               Sr. Deb. (Subord.)     10.625      2012       1,000,000      1,045,000
Diamond Cable Communications Company
(Eff. Yield 11.09%)(e)                            Sr. Disc. Notes         0.000      2005       1,000,000        595,000
Fundy Cable Limited                               Sr. Notes              11.000      2005       1,000,000      1,015,000
Marcus Cable Operating Company                    Sr. Disc. Notes
(Eff. Yield 10.54%)(e)                              (Subord.)             0.000      2004       1,000,000        720,000
Rogers Cablesystems Limited                       Sr. Notes              10.000      2005       1,000,000        995,000
Videotron Holdings, PLC
(Eff. Yield 11.00%)(e)                            Sr. Disc. Notes         0.000      2005       2,000,000      1,305,000
Videotron Group Limited                           Sr. Notes (Subord.)    10.250      2002         150,000        154,500
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               7,817,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
CHEMICALS (1.4%)
Rexene Corporation                                Sr. Notes              11.750      2004       1,000,000      1,092,500
Sifto Canada, Incorporated                        Sr. Notes               8.500      2000       1,000,000        970,000
Viridian, Incorporated                            Notes                   9.750      2003       1,000,000      1,027,500
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               3,090,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
CONSUMER (1.2%)
Exide Corporation                                 Sr. Notes              10.000      2005       1,500,000      1,470,000
International Semi-Tech Electronics,
Incorporated (Eff. Yield 11.98%)(e)               Sr. Disc. Notes         0.000      2003       2,000,000      1,130,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,600,000

                                                                                                 (continued on next page)

                                      9

-------------------------------------------     ----------------------    ------    -------    -----------   ------------
DIVERSIFIED MEDIA (0.7%)
Lifestyle Brands                            Gtd. Deb. (Subord.)          10.000%     1997      $  700,000     $  700,000
Viacom, Incorporated                        Deb. (Subord.)                8.000      2006       1,000,000        915,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               1,615,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
ENERGY (2.8%)
Clark USA, Incorporated                      Sr. Notes                   10.875      2005       1,000,000      1,007,500
Falcon Drilling Company                      Sr. Notes                    8.875      2003       1,000,000        960,000
Ferrellgas Partners Limited Partnership (f)  Sr. Notes                    9.375      2006         775,000        747,875
Gulf Canada Resources Limited                Sr. Notes (Subord.)          9.625      2005       1,000,000      1,007,500
Plains Resources, Incorporated (f)           Sr. Notes (Subord.)         10.250      2006         500,000        495,000
TransTexas Gas Corporation                   Sr. Notes                   11.500      2002       1,000,000        995,000
Vintage Petroleum, Incorporated              Sr. Notes (Subord.)          9.000      2005       1,000,000        962,500
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               6,175,375
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
FINANCIAL (0.9%)
Conseco, Incorporated                        Sr. Notes                   10.500      2004       1,000,000      1,137,000
Reliance Group Holdings, Incorporated        Sr. Deb. (Subord.)           9.750      2003       1,000,000        990,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,127,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
FOODS/TOBACCO/BEVERAGES (2.6%)
American Rice, Incorporated                  Mtge. Notes                 13.000      2002         500,000        460,000
Chiquita Brands International, Incorporated  Sr.   Notes                 10.250      2006         500,000        497,500
Iowa Select Farms (8/2/94-$2,696,506)
(Eff. Yield 16.62%)(c)(e)                    Sr.   Disc. Notes            0.000      2004       5,680,000      3,153,536
Specialty Foods Corporation                  Sr.   Notes (Subord.)       11.250      2003       2,000,000      1,680,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               5,791,036
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
FOREST PRODUCTS/CONTAINERS (3.8%)
Buckeye Cellulose Corporation                Sr. Notes (Subord.)          8.500      2005       1,000,000        952,500
Calmar, Incorporated                         Sr. Notes (Subord.)         11.500      2005       1,000,000        972,500
Container Corporation of America             Sr. Notes                   11.250      2004       1,000,000      1,040,000
Owens-Illinois, Incorporated                 Sr. Deb.                    11.000      2003       1,000,000      1,077,500
Rainy River Forest Products, Incorporated    Sr. Notes                   10.750      2001       1,000,000      1,052,500
Riverwood International Corporation          Gtd. Sr. Notes              10.250      2006       1,000,000        985,000
Tembec Finance Corporation                   Sr. Notes                    9.875      2005       2,500,000      2,325,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               8,405,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
GAMING (2.9%)
Boyd Gaming Corporation                      Sr. Notes (Subord.)         10.750      2003       1,000,000      1,035,000
Colorado Gaming and Entertainment Company    Sr. Secd. PIK Notes         12.000      2003       1,958,427      1,821,337

                                      10

Grand Palais Casino Incorporated (8/15/94-
$2,488,391)(b)(c)(d)                         Sr. Secd. PIK Notes         18.250%     1997      $2,488,391     $       25
HMH Properties, Incorporated                 Sr. Secd. Notes              9.500      2005       1,500,000      1,440,000
Showboat, Incorporated                       Sr. Notes (Subord.)         13.000      2009       1,000,000      1,140,000
Starcraft Corporation (b)(c)(d)              Notes (Subord.)             16.500      1998         750,000         15,000
Trump Atlantic City Associates               1st Mtge. Notes             11.250      2006       1,000,000        975,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               6,426,362
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
HEALTHCARE (0.4%)
Regency Health Services, Incorporated        Sr. Notes (Subord.)          9.875      2002       1,000,000        970,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
HOUSING (0.9%)
Continental Homes Holding Corporation        Sr. Notes                   10.000      2006       1,000,000        950,000
Schuller International Group, Incorporated   Sr. Notes                   10.875      2004       1,000,000      1,080,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,030,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
MANUFACTURING (1.1%)
Alpine Group, Incorporated                   Sr. Notes                   12.250      2003       1,000,000      1,020,000
Koppers Industries, Incorporated             Sr. Notes                    8.500      2004       1,550,000      1,476,375
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,496,375
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
METALS/MINERALS (1.3%)
AK Steel Corporation                         Sr. Notes                   10.750      2004         750,000        811,875
GS Technologies Operations, Incorporated     Sr. Notes                   12.250      2005       1,000,000      1,027,500
Jorgensen Earle                              Sr. Notes                   10.750      2000       1,000,000        990,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,829,375
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
RETAIL (1.3%)
Cole National Group, Incorporated            Sr. Notes                   11.250      2001       1,000,000      1,050,000
Finlay Fine Jewelry Corporation              Sr. Notes                   10.625      2003       1,000,000        987,500
Michaels Stores, Incorporated                Sr. Notes                   10.875      2006       1,000,000        990,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               3,027,500
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TELECOMMUNICATIONS (1.1%)
Bell Cablemedia PLC (Eff. Yield 10.67%)(e)   Sr. Disc. Notes              0.000      2005       2,000,000      1,240,000
Teleport Communications Group                Sr. Notes                    9.875      2006       1,200,000      1,152,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               2,392,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TRANSPORTATION (0.9%)
Eletson Holdings, Incorporated               1st Pfd. Mtge. Notes         9.250      2003       1,000,000        955,000
Gearbulk Holding Limited                     Sr. Notes                   11.250      2004       1,000,000      1,040,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               1,995,000

                                      11

-------------------------------------------     ----------------------    ------    -------    -----------   ------------
WIRELESS COMMUNICATIONS (1.7%)
Centennial Cellular Corporation               Sr. Notes                   8.875%     2001     $ 1,000,000    $   930,000
Mobile Telecommunication Technology           Sr. Notes                  13.500      2002       1,000,000      1,055,000
Rogers Cantel                                 Sr. Deb.                    9.375      2008       1,000,000        970,000
Vanguard Cellular Systems, Incorporated       Deb.                        9.375      2006       1,000,000        965,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                                                               3,920,000
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$75,507,476)                                                            70,621,648
-------------------------------------------------------------------------------     -------    -----------   ------------
MORTGAGE-BACKED SECURITIES (18.7%)
FHLMC Participation Certificate Pool
#607352                                                                   7.694      2022      24,900,000     11,981,648
FNMA Grantor Trust 95-T5A                                                 7.000      2035       1,500,000      1,202,013
FNMA Pool #322356                                                         7.000      2025       4,602,585      4,372,687
FNMA Pool #324193                                                         7.000      2025       6,261,500      5,833,333
GNMA Pool #354714                                                         6.500      2023      11,613,669      9,796,589
GNMA Pool #780163                                                         6.500      2009      10,000,000      8,509,694
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TOTAL MORTGAGE-BACKED SECURITIES (COST--$42,392,278)                                                          41,695,964
---------------------------------------------------------------------     ------    -------    -----------   ------------
FOREIGN BONDS (U.S. DOLLARS) (22.3%)
Celulose Nipo Brasileiras                 Unsecd. Deb.                    9.375      2003       3,750,000      3,726,563
Grupo Industrial Durango S.A.             Notes                          12.000      2001       2,500,000      2,521,875
Grupo Industrial Durango S.A.             Notes                          12.625      2003         400,000        403,500
Grupo Televisa S.A. (f)                   Sr. Notes                      11.875      2006       2,900,000      2,936,250
Indah Kiat International Finance Co.      Gtd. Sr. Secd. Notes           11.375      1999       2,000,000      2,100,000
Indah Kiat International Finance Co.      Gtd. Sr.  Secd. Notes          11.875      2002       3,000,000      3,210,000
Intermedia Capital Partners (f)           Sr. Notes                      11.250      2006         500,000        501,250
Ispat Mexicana S.A.                       Sr. Unsecd. Deb.               10.375      2001       2,000,000      1,940,000
Klabin Fabricadora Papel                  Unsecd. Deb.                   11.000      1998       2,000,000      2,037,500
Klabin Fabricadora Papel                  Unsecd. Deb.                   10.000      2001       5,000,000      4,950,000
Nuevo Energy Company                      Sr. Notes (Subord.)             9.500      2006       1,000,000        980,000
Telecom Argentina                         Unsecd. Deb.                    8.375      2000       9,000,000      8,554,500
Telecom Argentina (f)                     Unsecd. Deb.                    8.375      2000       1,440,000      1,375,200
Telecom Brasil                            Bonds                          10.000      1997       4,852,000      4,949,040
Telefonica de Argentina                   Unsecd. Deb.                    8.375      2000       1,000,000        962,500
Telefonica de Argentina                   Unsecd. Deb.                   11.875      2004       6,000,000      6,360,000
Vencemos Financing (f)                    Unsecd. Deb.                    9.250      1996         150,000        150,000
Yacimientos Petroliferos Fiscales S.A.
(YPF)                                     Unsecd. Notes                   8.000      2004       2,300,000      2,041,250
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$48,725,761)                                                        49,699,428
-------------------------------------------------------------------------------------------------------------------------

                                      12

---------------------------------------------------------------------     ------    -------    -----------   ------------
FOREIGN BONDS (NON U.S. DOLLARS) (19.6%)
Denmark (Kingdom of)                               Deb.                   8.000%       2003    70,500,000    $ 13,177,461
                                                                                     Danish   Krone
Italy (Republic of)                                Deb.                   9.500        2006 13,250,000,000      8,784,868
                                                                                    Italian    Lira
New Zealand Government                             Deb.                   8.000        2001     9,500,000       6,450,593
                                                                                        New Zealand Dollar
Sweden (Kingdom of)                                Deb.                  10.250        2003    91,000,000      15,359,518
                                                                                    Swedish   Krona
-------------------------------------------     ----------------------    ------    ----------------------   ------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$40,175,830)                                                     43,772,440
-------------------------------------------------------------------------------     -------    -----------   ------------
U.S. GOVERNMENT ISSUES (6.0%)
U.S. Treasury Bonds (h)                                                   7.875        2021    $7,998,000       8,709,102
U.S. Treasury Notes                                                       6.250        1998     4,300,000       4,302,666
U.S. Treasury Notes                                                       6.250        2000       500,000         495,155
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
TOTAL U.S. GOVERNMENT ISSUES (COST--$13,245,149)                                                               13,506,923
-------------------------------------------------------------------------------     -------    -----------   ------------
TOTAL FIXED INCOME (COST--$220,046,494)                                                                       219,296,403
-------------------------------------------------------------------------------     -------    -----------   ------------
                                                                                                 Shares
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
COMMON STOCKS/WARRANTS (0.7%)
Casino America, Incorporated (b)                                                                  110,614         753,558
Casino America, Incorporated, wts. (b)                                                             19,582          19,582
Colorado Gaming and Entertainment Company (b)                                                     195,842         636,487
Grand Palais Casinos, Inc., Series A, wts. (8/15/94-$727)(b)(c)                                    72,794              73
Grand Palais Casinos, Inc., Series B, wts. (8/15/94-$397)(b)(c)                                    39,706              40
Grand Palais Casinos, Inc., Series C, wts. (8/15/94-$3,507)(b)(c)                                 350,735             351
Grand Palais Casinos, Inc., Series D, wts. (8/15/94-$-0-)(b)(c)                                   160,136             160
Grand Palais Casinos, Inc., wts. (8/15/94-$57)(b)(c)                                               87,342              87
Iowa Select Farms, wts. (2/4/94-$955,122)(b)(c)                                                   117,800         117,800
Nextel Communications Incorporated, wts. (b)                                                        4,820              48
Pagemart, Inc., wts. (b)(f)                                                                        13,340          80,040
-------------------------------------------------------------------------------     -------    -----------   ------------
TOTAL COMMON STOCKS/WARRANTS (COST--$3,231,103)                                                                 1,608,226
-------------------------------------------------------------------------------     -------    -----------   ------------
PREFERRED STOCK (0.6%) (COST--$2,106,054)
Ampex Corp. (b)(c)                                                                                  2,156       1,317,047
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
                                                                         Coupon    Maturity    Maturity
                                                                          Rate       Date        Value
-------------------------------------------     ----------------------    ------    -------    -----------   ------------
REPURCHASE AGREEMENT (0.2%) (COST--$500,000)
Keystone Joint Repurchase Agreement (Investments in repurchase
agreements, in a joint trading account, dated 7/31/96) (g)                5.687%   08/01/96     $500,079          500,000
---------------------------------------------------------------------     ------    -------    -----------   ------------

                                                        (continued on next page)

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$225,883,651)(a)                          $222,721,676
OTHER ASSETS AND LIABILITIES--NET (0.3%)                                601,086
--------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                $223,322,762
--------------------------------------------------------------------------------

(a) The cost of investments for federal income tax purposes is $226,402,398. Gross unrealized appreciation and depreciation of investments, based on idenified tax cost at July 31, 1996 are as follows:

                           Gross unrealized appreciation           $  6,433,451
                           Gross unrealized depreciation            (10,114,173)
                                                                  --------------
                           Net unrealized depreciation            ($  3,680,722)
                                                                  ==============

(b) Non-income producing.

(c) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted security. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition costs. At July 31, 1996, the fair value of these restricted securities was $3,272,072 (1.47% of the Fund's net assets).

(d) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At July 31, 1996, the market value of these securities was $15,025.

(e) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(f) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(g) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1996.

(h) $2,000,000 principal amount of this security is used as collateral for a reverse repurchase agreement at July 31, 1996.

Legend of Portfolio Abbreviations:

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

GNMA--Government National Mortgage Association

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                          U.S. $ Value at   In Exchange    Net Unrealized
Exchange                                  July 31, 1996      for U.S. $    Appreciation/
  Date                                                                     (Depreciation)
--------     ---------    ------------    -----------       ---------   --------------
Forward Foreign Currency Exchange Contracts to Sell:
                      Contracts to Deliver
           ----------------------------------------
8/20/96    18,670,638    Danish Krone     3,282,480         3,159,000     ($123,480)
8/20/96    25,024,580    Swedish Krona    3,784,253         3,700,000       (84,253)
                                                                            --------
Net Unrealized Depreciation on Forward Foreign Currency Exchange
Contracts                                                                 ($207,733)
                                                                            ========

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                 Year Ended July 31,
                                   1996      1995     1994(c)     1993       1992
--------------------------------- --------  -------    --------  -------   ---------
Net asset value beginning
of year                          $  6.89   $  7.35    $ 7.86    $ 7.02     $  6.10
-----------------------------     -------    ------    -------    ------   --------
Income from investment
operations:
Net investment income               0.54      0.64       0.61      0.69       0.78
Net realized and unrealized
gain (loss) on investments,
closed futures contracts and
forward foreign currency
related transactions               (0.09)    (0.45)     (0.44)     0.89       0.89
-----------------------------     -------    ------    -------    ------   --------
Total from investment
operations                          0.45      0.19       0.17      1.58       1.67
-----------------------------     -------    ------    -------    ------   --------
Less distributions from:
Net investment income              (0.52)    (0.60)     (0.61)    (0.72)     (0.75)
In excess of investment
income                                 0     (0.03)     (0.03)    (0.02)         0
Tax basis return of capital        (0.05)    (0.02)     (0.04)        0          0
Net realized gains on
investments                            0         0          0         0          0
-----------------------------     -------    ------    -------    ------   --------
Total distributions                (0.57)    (0.65)     (0.68)    (0.74)     (0.75)
-----------------------------     -------    ------    -------    ------   --------
Net asset value end
of year                            $6.77     $6.89      $7.35     $7.86      $7.02
-----------------------------     -------    ------    -------    ------   --------
Total return (a)                    6.84%     3.00%      1.86%    24.13%     28.73%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                     1.30%(d)    1.33%     1.32%    1.80%      2.09%
 Total expenses excluding
 reimbursement                      1.30%(d)    1.33%     1.32%    1.80%      2.12%
 Net investment income              8.05%     9.31%      7.79%     9.50%     11.73%
Portfolio turnover rate              101%       95%        92%      151%        95%
-----------------------------     -------    ------    -------    ------   --------
Net assets end of year
(thousands)                      $68,118   $85,970   $105,181   $85,793    $70,459
-----------------------------     -------    ------    -------    ------   --------

                                                                            February 13,
                                                                                1987
                                                                            (Commencement
                                                                           of Operations)
                                                                                 to
                                  1991      1990       1989       1988      July 31, 1987
-----------------------------     ------    ------    -------    -------   ---------------
Net asset value beginning of
year                            $  7.17   $  9.02   $   9.36   $  10.04        $10.00
-----------------------------     ------    ------    -------    -------   ---------------
Income from investment
operations:
Net investment income              0.89      1.03       1.10       1.05          0.22
Net realized and unrealized
gain (loss) on investments,
closed futures contracts and
forward foreign currency
related transactions              (1.01)    (1.79)     (0.31)     (0.65)         0.00
-----------------------------     ------    ------    -------    -------   ---------------
Total from investment
operations                        (0.12)    (0.76)      0.79       0.40          0.22
-----------------------------     ------    ------    -------    -------   ---------------
Less distributions from:
Net investment income             (0.89)    (1.04)     (1.11)     (1.08)        (0.18)
In excess of investment
income                            (0.06)    (0.05)         0          0             0
Tax basis return of capital           0         0          0          0             0
Net realized gains on
investments                           0         0      (0.02)         0             0
-----------------------------     ------    ------    -------    -------   ---------------
Total distributions               (0.95)    (1.09)     (1.13)     (1.08)        (0.18)
-----------------------------     ------    ------    -------    -------   ---------------
Net asset value end
of year                         $  6.10   $  7.17   $   9.02   $  9.36         $10.04
-----------------------------     ------    ------    -------    -------   ---------------
Total return (a)                   0.54%    (8.55%)     9.00%      4.49%         2.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                    2.00%     2.00%      1.81%      1.28%         1.00%(b)
 Total expenses excluding
 reimbursement                     2.25%     2.01%      1.90%      2.08%         6.08%(b)
 Net investment income            15.23%    12.91%     12.06%     10.98%        10.12%(b)
Portfolio turnover rate              82%       36%        73%        46%           13%
-----------------------------     ------    ------    -------    -------   ---------------
Net assets end of year
(thousands)                     $70,246   $83,106   $138,499   $114,310        $8,191
-----------------------------     ------    ------    -------    -------   ---------------

(a) Excluding applicable sales charges.

(b) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

(c) Calculation based on average shares outstanding.

(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.28%.

See Notes to Financial Statements.

                                      15
                                (continued on next page)

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                          Year Ended July 31,
                                                                                     February 1, 1993
                                                                                     (Date of Initial
                                                                                     Public Offering)
                                                      1996       1995     1994(c)    to July 31, 1993
------------------------------------------------------ -------- --------   --------  -----------------
Net asset value beginning of year                  $   6.92   $   7.38   $   7.89        $  7.07
------------------------------------------------     -------    -------    -------   ---------------
Income from investment operations:
Net investment income                                  0.50       0.60       0.55           0.24
Net realized and unrealized gain (loss) on
investments, closed futures contracts and
forward foreign currency related transactions         (0.09)     (0.47)     (0.44)          0.92
------------------------------------------------     -------    -------    -------   ---------------
Total from investment operations                       0.41       0.13       0.11           1.16
------------------------------------------------     -------    -------    -------   ---------------
Less distributions from:
Net investment income                                 (0.47)     (0.55)     (0.55)         (0.24)
In excess of net investment income                        0      (0.03)     (0.03)         (0.10)
Tax basis return of capital                           (0.05)     (0.01)     (0.04)             0
------------------------------------------------     -------    -------    -------   ---------------
Total distributions                                   (0.52)     (0.59)     (0.62)         (0.34)
------------------------------------------------     -------    -------    -------   ---------------
Net asset value end of year                        $   6.81   $   6.92   $   7.38        $  7.89
------------------------------------------------     -------    -------    -------   ---------------
Total return (a)                                       6.21%      2.12%      1.10%         16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        2.07%(d)     2.06%     2.07%         2.37%(b)
 Net investment income                                 7.28%      8.58%      7.11%          7.18%(b)
Portfolio turnover rate                                 101%        95%        92%           151%
------------------------------------------------     -------    -------    -------   ---------------
Net assets end of year (thousands)                 $123,389   $149,091   $162,866        $35,415
------------------------------------------------------------------------------- --------------------

(a) Excluding applicable sales charges

(b) Annualized

(c) Calculation based on average shares outstanding.

(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)



                                                                                     February 1, 1993
                                                                                     (Date of Initial
                                                        Year Ended July 31,          Public Offering)
                                                      1996      1995    1994(c)      to July 31, 1993
------------------------------------------------     -------    ------    ------   ---------------
Net asset value beginning of year                   $6.92      $7.37     $7.88          $7.07
------------------------------------------------     -------    ------    ------   ---------------
Income from investment operations:
Net investment income                                  0.49      0.59      0.55           0.24
Net realized and unrealized gain (loss) on
investments, closed futures contracts and
forward foreign currency related transactions         (0.09)    (0.45)    (0.44)          0.91
------------------------------------------------     -------    ------    ------   ---------------
Total from investment operations                       0.40      0.14      0.11           1.15
------------------------------------------------     -------    ------    ------   ---------------
Less distributions from:
Net investment income                                 (0.47)    (0.55)    (0.55)         (0.24)
In excess of net investment income                        0     (0.03)    (0.03)         (0.10)
Tax basis return of capital                           (0.05)    (0.01)    (0.04)             0
------------------------------------------------     -------    ------    ------   ---------------
Total distributions                                   (0.52)    (0.59)    (0.62)         (0.34)
------------------------------------------------     -------    ------    ------   ---------------
Net asset value end of year                         $6.80      $6.92     $7.37          $7.88
------------------------------------------------     -------    ------    ------   ---------------
Total return (a)                                       6.07%     2.27%     1.09%         16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        2.07%(d)    2.08%    2.07%         2.25%(b)
 Net investment income                                 7.29%     8.56%     7.09%          7.35%(b)
Portfolio turnover rate                                 101%       95%       92%           151%
------------------------------------------------     -------    ------    ------   ---------------
Net assets end of year (thousands)                  $31,816   $46,221   $59,228        $19,706
------------------------------------------------     -------    ------    ------   ---------------

(a) Excluding applicable sales charges

(b) Annualized

(c) Calculation based on average shares outstanding.

(d) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05%.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1996

Assets (Note 3)
 Investments at market value
  (identified cost--$225,883,651)                         $222,721,676
 Cash                                                          145,431
 Receivable for:
  Investments sold                                           1,294,074
  Fund shares sold                                             157,880
  Interest                                                   4,542,928
 Prepaid expenses and other assets                             168,577
----------------------------------------------------    -------------
   Total assets                                            229,030,566
----------------------------------------------------    -------------
Liabilities (Notes 2, 3 and 5)
 Payable for:
  Investments purchased                                      2,073,892
  Reverse repurchase agreement                               2,237,856
  Fund shares redeemed                                         352,972
  Distributions to shareholders                                656,991
 Net unrealized depreciation on foreign currency
  exchange contracts                                          207,733
 Due to related parties                                        16,112
 Other accrued expenses                                       162,248
----------------------------------------------------    -------------
   Total liabilities                                        5,707,804
----------------------------------------------------    -------------
Net assets                                               $223,322,762
----------------------------------------------------    -------------
Net assets represented by (Note 1)
 Paid-in capital                                         $297,544,782
 Accumulated distributions in excess of net
  investment income                                        (1,169,996)
 Accumulated net realized loss on investments,
  closed futures contracts and foreign currency
  related  transactions                                   (69,700,772)
 Net unrealized depreciation on investments, foreign
  currency exchange contracts and related
  transactions                                             (3,351,252)
----------------------------------------------------    -------------
Total net assets                                         $223,322,762
----------------------------------------------------    -------------
Net Asset Value Per Share (Note 2)
 Class A Shares
  Net assets of $68,118,372 / 10,060,162 shares
   outstanding                                           $       6.77
  Offering price per share ($6.77 / 0.9525) (based
   on a sales charge of 4.75% of the offering price
   on July 31, 1996)                                     $       7.11
 Class B Shares
  Net assets of $123,388,688 / 18,132,004 shares
  outstanding                                           $        6.81
 Class C Shares
  Net assets of $31,815,702 / 4,680,973 shares
  outstanding                                           $        6.80
----------------------------------------------------    -------------

STATEMENT OF OPERATIONS
Year Ended July 31, 1996

 Investment income (Note 1)
 Interest (net of foreign withholding
  taxes of $48,566)                                    $23,880,913
 Other income                                              133,017
-------------------------------------     ----------   ------------
                                                        24,013,930
-------------------------------------     ----------   ------------
Expenses (Notes 4 and 5)
 Management fee                         $ 1,663,669
 Transfer agent fees                        655,455
 Accounting, auditing and legal fees         79,228
 Custodian fees                             173,082
 Trustees' fees and expenses                 30,556
 Distribution Plan expenses               1,972,005
 Miscellaneous                              140,311
-------------------------------------     ----------   ------------
  Total expenses                          4,714,306
  Less: Expenses paid indirectly
   (Note 6)                                 (37,066)
-------------------------------------     ----------   ------------
  Net expenses                                           4,677,240
-------------------------------------     ----------   ------------
 Net investment income                                  19,336,690
-------------------------------------     ----------   ------------
Net realized and unrealized loss on
 investments and foreign  currency
 related transactions
 (Notes 1 and 3)
 Net realized loss on:
  Investments                            (2,858,545)
  Foreign currency related
   transactions                          (1,073,293)
-------------------------------------     ----------   ------------
 Net realized loss on investments and
  foreign currency related
  transactions                                          (3,931,838)
-------------------------------------     ----------   ------------
 Net change in unrealized
  appreciation (depreciation) on:
 Investments                                (48,177)
 Foreign currency related
  transactions                              295,422
-------------------------------------     ----------   ------------
 Net change in unrealized
  appreciation on investments and
  foreign currency related
  transactions                                             247,245
-------------------------------------     ----------   ------------
 Net realized and unrealized loss on
  investments and foreign currency
  related transactions                                  (3,684,593)
-------------------------------------     ----------   ------------
 Net increase in net assets resulting
  from operations                                      $15,652,097
-------------------------------------     ----------   ------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended July 31,
                                                                           1996           1995
-------------------------------------------------------------------     -----------   -------------
Operations
 Net investment income                                                $ 19,336,690    $ 25,856,250
 Net realized loss on investments, closed futures contracts
  and foreign currency related transactions                             (3,931,838)    (38,021,996)
 Net change in unrealized appreciation on investments and foreign
 currency related transactions                                             247,245      17,203,692
-------------------------------------------------------------------     -----------   -------------
  Net increase in net assets resulting from operations                  15,652,097       5,037,946
-------------------------------------------------------------------     -----------   -------------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A Shares                                                        (5,945,153)     (8,015,693)
  Class B Shares                                                        (9,706,657)    (12,000,626)
  Class C Shares                                                        (2,690,979)     (3,983,775)
 In excess of net investment income:
  Class A Shares                                                                 0        (385,252)
  Class B Shares                                                                 0        (576,777)
  Class C Shares                                                                 0        (191,469)
 Tax basis return of capital:
  Class A Shares                                                          (564,217)       (199,090)
  Class B Shares                                                          (921,197)       (298,065)
  Class C Shares                                                          (255,384)        (98,947)
-------------------------------------------------------------------     -----------   -------------
Total distributions to shareholders                                    (20,083,587)    (25,749,694)
-------------------------------------------------------------------     -----------   -------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                         5,908,665      10,254,533
  Class B Shares                                                        18,284,154      34,092,723
  Class C Shares                                                         3,935,676      12,856,402
 Payment for shares redeemed:
  Class A Shares                                                       (25,781,907)    (27,229,543)
  Class B Shares                                                       (46,918,273)    (44,185,075)
  Class C Shares                                                       (19,524,124)    (24,956,159)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                         3,365,004       4,322,219
  Class B Shares                                                         5,354,257       6,821,317
  Class C Shares                                                         1,848,660       2,742,673
-------------------------------------------------------------------     -----------   -------------
 Net decrease in net assets resulting from capital share
transactions                                                           (53,527,888)    (25,280,910)
-------------------------------------------------------------------     -----------   -------------
 Total decrease in net assets                                          (57,959,378)    (45,992,658)
-------------------------------------------------------------------     -----------   -------------
Net assets
 Beginning of year                                                     281,282,140     327,274,798
-------------------------------------------------------------------     -----------   -------------
 End of year [including accumulated distributions in excess of net investment income as follows: 1996--($1,169,996) and
 1995--($1,023,303)](Note 1)                                          $223,322,762    $281,282,140
-------------------------------------------------------------------     -----------   -------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek high current income from high yield, foreign and U.S. Government or agency obligations.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the- counter securities, the mean of the bid and asked prices as furnished by an independent pricing service.

  U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Security valuations not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price

(including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) which result from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, (iii) the possibility that Keystone will not accurately predict changes in exchange rates, interest rates or market prices, and (iv) the credit risk that the other party will not fulfill the obligations of the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts
("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill the obligations of the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign security transactions for income tax purposes that have been recognized for financial statement purposes.

J. Class Allocations

Class A shares are offered at a public offering price that includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plan for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                      Year ended July 31,
Class A               1996           1995
---------------     ----------   ------------
Shares sold           862,737      1,476,748
Shares redeemed    (3,779,494)    (3,933,229)
Shares issued
 in reinvestment
 of dividends and
 distributions        493,925        630,245
---------------     ----------   ------------
Net decrease       (2,422,832)    (1,826,236)
---------------     ----------   ------------
Class B
Shares sold         2,657,436      4,868,980
Shares redeemed    (6,840,568)    (6,393,919)
Shares issued
 in reinvestment
 of dividends and
 distributions        781,880        989,682
---------------     ----------   ------------
Net decrease       (3,401,252)      (535,257)
---------------     ----------   ------------
Class C
Shares sold           573,201      1,847,558
Shares redeemed    (2,845,554)    (3,594,976)
Shares issued
 in reinvestment
 of dividends and
 distributions        270,184        397,992
---------------     ----------   ------------
Net decrease       (2,002,169)    (1,349,426)
---------------     ----------   ------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities
(excluding short-term securities and U.S. government securities) for the year ended July 31, 1996 were $251,943,715 and $304,655,949, respectively.

  As of July 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $65,917,000 that expires as follows:
$1,843,000--1998, $11,547,000--1999, $12,167,000--2000, $5,288,000--2002 and
$35,072,000--2004.

  The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 1996 was approximately $1,621,500 at a weighted average interest rate of 5.59%. The maximum amount of borrowing during the year was $3,345,994 (including accrued interest). On July 31, 1996 the Fund had a reverse repurchase agreement outstanding in the amount of $2,237,856 (including accrued interest at a rate of 5.73%) maturing on August 12, 1996.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted by its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended July 31, 1996, the Fund paid $181,536 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee not to exceed 1.00% of the average daily net assets of Class B and Class C shares, respectively. Of these amounts, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended July 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $1,279,839 for Class B shares purchased before June 1, 1995 and $119,872 for Class B shares purchased on or after June 1, 1995. The Fund paid $390,758 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for its services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At July 31, 1996 total unpaid distribution costs were $9,880,397 for Class B shares purchased before June 1, 1995 and $911,527 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $4,739,883 at July 31, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended July 31, 1996, the Fund paid or accrued $24,365 to Keystone for certain accounting services. The Fund paid or accrued $655,455 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended July 31, 1996, the Fund incurred total custody fees of $173,082 and received a credit of $37,066 pursuant to this expense offset arrangement, resulting in a net custody expense of $136,016. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.045 for Class A, $0.041 for Class B and $0.041 for Class C were declared payable on September 6, 1996 to shareholders of record on August 23, 1996. These distributions are not reflected in the accompanying financial statements.

(8.) Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Income Fund, including the schedule of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the nine-year period then ended and the period from February 13, 1987 (commencement of operations) to July 31, 1987 for Class A shares and for each of the years in the three-year period ended July 31, 1996 and the period from February 1, 1993 (date of initial public offering) to July 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Income Fund as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 6, 1996

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS
(Unaudited)

  The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

                    Income         Return of
                  Dividends         Capital
                 ------------   --------------
CLASS A
SHARES               0.52            0.05
                 ============   ==============
CLASS B
SHARES               0.47            0.05
                 ============   ==============
CLASS C
SHARES               0.47            0.05
                 ============   ==============

  In January 1997 complete information on calendar year 1996 distributions will be forwarded to you to assist in completing your 1996 federal income tax return.

                             Keystone's Services
                               for Shareholders

  KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.



                                SEMIANNUAL REPORT
                                JANUARY 31, 1997

PAGE 1
------------------------------
Keystone Strategic Income Fund
Seeks generous income from high yield,
foreign and U.S. government or agency obligations.


Dear Shareholder:

We are writing to report to you on the activities of Keystone Strategic Income Fund for the six-month period which ended January 31, 1997.

Performance:

For the periods which ended January 31, 1997, your Fund produced the following investment results:

  Class A shares returned 7.34% for the six month period and 9.87% for the twelve-month period.

  Class B shares returned 6.78% for the six month period and 8.91% for the twelve-month period.

  Class C shares returned 6.79% for the six month period and 8.92% for the twelve-month period.

  During the same time span, the average total returns of the benchmark indexes representing the three asset classes in which your Fund invests were 4.40% for the six months and 5.10% for the 12 months.1 The benchmark indexes include the Lehman Aggregate Bond Index, the Salomon World Government Bond Index and the Merrill Lynch High Yield Index.

  We were pleased with your Fund's progress during this six-month period. We believe two important objectives were achieved. First, the Fund outperformed the average return of its index benchmarks. Second, the Fund's price stability was improved, despite volatility in the overall market.

New strategies worked as designed

We think the long-term strategies implemented during the past fiscal year were successful. Our primary objective was to increase the quality and liquidity of your Fund's holdings to lay the foundation for stronger and more consistent performance. To that end, we focused on the high-yield portion of the portfolio. We increased the number of high-yield securities to broaden diversification and upgraded the quality of large holdings. At the end of January 1997, we moved 10% of total net assets out of the international portion and invested the assets equally in U.S. high-yield bonds and U.S. Treasuries. This decision was motivated by our concern that the high-yielding European bonds of Italy, Sweden and Spain, which had outperformed our expectations in 1996, were vulnerable to investors' doubts about the successful debut of European Monetary Union.

Favorable market environment

Throughout the six-month period, about 65% of the portfolio was invested in two asset classes that were performance leaders: foreign bonds and U.S. high-yield bonds. In the foreign arena, your Fund targeted Brazil, Argentina and Mexico in Latin America, and the so called "high-yield" countries of Denmark, Sweden and Italy in Europe. These positions offered significant yield advantage over comparable U.S. issues, while also generating attractive price appreciation. Your Fund took profits from these "high-yield" European holdings after the close of the fiscal year, and began shifting assets to the high-grade industrialized countries, such as Germany, the United Kingdom and Canada.

------------
1 The Lehman Aggregate Bond Index--a broad index of U.S. corporate, government and mortgage securities--returned 4.94% for the six months and 3.25% for the 12 months which ended on January 31, 1997. The total returns of the Salomon World Government Bond Index--a U.S. dollar index of foreign government bonds--were 0.44% for the six months and 2.12% for the 12 months. The Merrill Lynch High Yield Index returned 7.82% and 9.92% for the same six- and twelve-month periods.

                                                                   -continued-

PAGE 2
------------------------------
Keystone Strategic Income Fund



The U.S. portion of the portfolio benefited from its high-yield holdings. High-yield bonds were the bright spot in the generally lackluster bond market during 1996. The stronger-than-expected economic growth, which hurt investment-grade corporate bonds and Treasuries, had a positive impact on the ability of the issuers of high-yield bonds to pay their debt. Bond investors, hungry for higher yields, flocked to the high-yield issues. The brisk demand drove the prices up and the yields, which move in the opposite direction, lower. Although the average difference in yield between high-yield bonds and Treasuries had narrowed during the year, we think the spread, which was 3.42 percentage points on December 26, 1996,2 was still high enough to adequately compensate the investors for the additional risk.

Strategic diversification benefited the Fund

Your Fund's asset allocation performed exactly as it was designed to do during the six months. Individually, each of the asset classes in the portfolio--the foreign bonds, the U.S. government and agency securities, and the high-yield securities--reflected the market forces of its own class. Together, they produced an attractive total return for the 12-month period which ended January 31, 1997, with less volatility than each class would be likely to generate alone. The Fund's asset allocation remained largely unchanged since our last report in July 1996. At the close of this reporting period, 40.4% of net assets was invested in foreign bonds; 29.1% in mortgage-backed securities and U.S. government issues; 24.7% in high-yield securities; and 5.8% in other assets and liabilities.

Prescott B. Crocker to take over the Fund's management

We are pleased to inform you that Senior Vice President and group leader of the High Yield Bond Team Prescott B. Crocker took the Fund's helm effective March 1, 1997. Richard Cryan, who successfully restructured the portfolio and strengthened the Fund's performance during the past fiscal year, is moving on to manage Evergreen Keystone's institutional assets.

  The new portfolio manager brings more than 25 years' experience and an impressive track record managing fixed-income assets of high yield and strategic portfolios. More information about Mr. Crocker and a brief interview about his investment philosophy and outlook follows this letter.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone oversee approximately $30 billion in assets. Some services will now be provided under the "Evergreen Keystone Funds" umbrella.

-----------
2 Source: The Merrill Lynch Master II Index.

                                                                   -continued-

PAGE 3
------------------------------



We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

  Thank you for your continued support of Keystone Strategic Income Fund. As always, we welcome your questions and comments.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment
Management Company

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

March 1997


[Photo of Albert H. Elfner, III]
Albert H. Elfner, III


[Photo of George S. Bissell]
George S. Bissell

PAGE
------------------------------
Keystone Strategic Income Fund



                              A Discussion With
                              Your Fund Manager


                          [Photo of Prescott Crocker]


          Senior Vice President and head of the High Yield Bond Team
        Prescott Crocker is portfolio manager of Keystone High Income
            Bond Fund. A Chartered Financial Analyst, Mr. Crocker
         has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in
             international finance from Harvard Business School.

Q   How would you describe your investment style and philosophy?

A I started my career in the financial industry as a banker. In that environment I looked at companies not as a buyer but rather a lender. Having come from that broader perspective, as a high yield manager, I always try to understand how I am going to get my money back.

  I value working with a team. I interact with the people by asking them the "what ifs" of the future in their areas. What can happen in the future to affect this credit? To what extent is the market understanding or even perceiving these possibilities?

Q   What are the key factors in your selection process?

A There are three elements that we consider of greatest value in selecting securities. The first is the quality of the management. We believe the most reliable indication of the management's commitment to the business is a high equity stake in the company. The degree of the management's experience and understanding of the business is also an important factor.

  The second element of key importance in our analysis is the value of assets. We closely follow stock valuations, so that when we analyze the quality and the future potential of the issuers under consideration, we can derive our own assessment of the level of risk in that debt. This process is similar to that of a bank evaluating the value of a house in order to determine the extent of the loan. If the loan is perceived to be risky, the amount of the loan will be lower than it would be for a higher-quality loan.

  The third element is cashflow. We try to be forward looking, to have an understanding of how margins might change and how cashflows might develop. Consequently, we generally invest in companies that have tangible assets and real cashflows rather than in start-up companies.

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks generous income from high yield, foreign and U.S. government or agency obligations.
Commencement of investment operations: April 14, 1987
Average maturity: 10 years
Net assets: $208 million
Newspaper listing: "StrInc"
--------------------------------------------------------------------------------

PAGE 5
------------------------------



Q   What factors drive your asset allocation decisions?

A It's always a tradeoff between the need for broad diversification and the expectations for return. We will never be less than 20% represented in any of our three asset categories, which are U.S. high yield securities, U.S. government obligations and foreign bonds. This is to ensure that we get the benefits of diversification if any one of these very distinct markets underperforms. However, we try to overweight those asset classes that we think can offer the best risk-adjusted returns going forward. For instance last year, we were overweighted in high-yield and emerging-market debt, as well as the high-yielding bonds in Europe. That was a good call for the Fund, because those asset classes turned out to be market leaders.

Q   Do you intend to use a team of managers for the Fund's three asset classes or will you manage the Fund alone?

A There is a great resource of expertise in the international and high-grade fixed-income departments at Keystone. We will manage the Fund by drawing on those resources and listening closely to the advice of these experts. However, the overall management of the portfolio and the strategic decisions, such as the investment allocations and portfolio weightings, is my responsibility. As one of the founders of the strategic fund concept and a manager of strategic funds since 1989, I am well prepared to manage that responsibility.

Q   What is your outlook for the U.S. fixed- income markets?

A We think the worldwide economy is characterized by excess capacity and low price pressures, which are compounded by the weak Japanese and European economies. That, combined with the strong U.S. dollar, is likely to keep inflation subdued in the United States. We expect the U.S. economy will go through brief periods of softness as well as strength, which will cause some fluctuations in interest rates and prices of bonds. We see these fluctuations as short-lived and relatively benign, given the strength of our economic and corporate fundamentals. Beyond that, our country is becoming less of a consumer and more of an asset saver, which makes it structurally less likely that shortages of goods and services would occur. More likely we would see shortages in investment opportunities which would lead to higher values of securities.

  What this means for the Fund is that we see very modest interest-rate volatility and solid real returns above money market instruments.

Q   What is your outlook for the foreign fixed- income markets?

A We've had impressive returns in Latin American bonds and the high-yielding European bonds over the past two years. We continue to see real value in those markets, although we think that volatility should be viewed as a standard ingredient in the mix.

  To illustrate what we view as real value, consider Argentina. It is a BB-rated country but its government bonds yield 4 percentage points more than U.S.



[Description of Pie Chart]

Asset Allocation
as of January 31, 1997

[graph]

U.S. Government and agency issues 29.1%
Common stocks and preferred stocks 1.2%
Other 4.6%
Foreign bonds (U.S.$) 16.3%
Foreign bonds (non-U.S.$) 24.1%
High yield corporate bonds (industrial bonds and notes) 24.7%

[end graph]

PAGE 6
------------------------------
Keystone Strategic Income Fund




Treasuries. In contrast BB-rated U.S. corporate bonds yield 1.7 percentage points more that U.S. Treasuries. At the same time, if a BB-rated U.S. corporate bond were to default on its debt, the International Monetary Fund and the U.S. government would not come to the rescue, as they did when Mexico devaluated its peso in 1994. So we believe there is real value in the emerging-market sovereign debt. We also believe that given the policies of growth, free enterprise and privatization in most Latin American countries, the yield advantages of their bonds are going to narrow and their returns will be better than the returns of U.S. high-yield bonds.

  Emerging market corporate bonds are generally rated higher than most American high yield corporate securities. The higher ratings point to less potential risk, so it's reasonable to expect that this debt will be treated well in the marketplace.

  European economies are experiencing high levels of unemployment and very low levels of inflation. The yields on European bonds haven't fully reflected the low inflation and, as a result, have been offering the best real, or inflation adjusted, rates of return of all the world's markets. A similar situation exists in Canada, where inflation is virtually nonexistent and the economy lags the U.S. economy. The Fund maintains positions in Canada as well as in Germany, Denmark and the United Kingdom.

                                      (diamond)
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 7
------------------------------

Your Fund's Performance


[Description of Mountain Chart]

Growth of an investment in
Keystone Strategic Income Fund Class A

In Thousands

[graph]

4/87              9523.81                   9523.81
                  8990.48                   9593.42
1/89              8914.28                   10678.2
                  7371.43                   10047
1/91              4847.62                   7756.32
                  6371.43                   11729.6
1/93              6761.9                    13888.4
                  7952.38                   18073.5
1/95              6342.86                   15747.5
                  6561.9                    17835.1
1/97              6657.14                   19599.2

[end graph]

Total Value: $19,599

A $10,000 investment in Keystone Strategic Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $19,599 on January 31, 1997. Past performance is no guarantee of future results.



Six-Month Performance as of January 31, 1997
==================================================================
                                Class A      Class B      Class C
Total returns*                     7.34%        6.78%        6.79%
Net asset value 7/31/96           $6.77        $6.81        $6.80
1/31/97                           $6.99        $7.02        $7.01
Dividends                         $0.27        $0.25        $0.25
Capital gains                      None         None         None

* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record as of January 31, 1997
==================================================================
Cumulative total returns        Class A      Class B      Class C
1-year w/o sales charge            9.87%        8.91%        8.92%
1-year                             4.66%        4.91%        8.92%
5-year                            59.13%          --           --
Life of Class                     95.99%       33.72%       36.55%
Average Annual Returns
1-year w/o sales charge            9.87%        8.91%        8.92%
1-year                             4.66%        4.91%        8.92%
5-year                             9.74%          --           --
Life of Class                      7.10%        7.54%        8.10%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming at the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
------------------------------
Keystone Strategic Income Fund




                                  Glossary of
                                Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
------------------------------

Schedule of Investments--January 31, 1997 (Unaudited)

                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
FIXED INCOME (94.2%)
INDUSTRIAL BONDS & NOTES (24.7%)
AEROSPACE (0.3%)
  Airplanes Pass Thru Trust            Bond (Subord.)           10.875%    2019       $  500,000     $  554,550
----------------------------------------------------------------------------------------------------------------
BROADCASTING (2.9%)
  Ackerly Communications,
    Incorporated                       Sr. Notes                10.750     2003          775,000        821,500
  EZ Communications,
    Incorporated                       Sr. Notes (Subord.)       9.750     2005        1,000,000      1,035,000
  K-III Communications
    Corporation (e)                    Sr. Notes                 8.500     2006          750,000        738,750
  Park Broadcasting,
    Incorporated (e)                   Sr. Notes                11.750     2004          263,000        318,230
  Paxson Communications
    Corporation                        Sr. Notes (Subord.)      11.625     2002        1,000,000      1,050,000
  SFX Broadcasting, Incorporated
    (e)                                Sr. Notes (Subord.)      10.750     2006        1,000,000      1,060,000
  Sinclair Broadcast Group,
    Incorporated                       Sr. Notes (Subord.)      10.000     2005        1,000,000      1,025,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,048,480
----------------------------------------------------------------------------------------------------------------
CABLE/OTHER VIDEO DISTRIBUTION (3.8%)
  Adelphia Communications
    Corporation                        Sr. Notes                12.500     2002          500,000        512,500
  Cablevision Systems
    Corporation                        Sr. Deb. (Subord.)        9.875     2013          425,000        416,500
  Cablevision Systems
    Corporation                        Sr. Deb. (Subord.)       10.500     2016          575,000        592,250
  Comcast Corporation                  Sr. Deb. (Subord.)       10.625     2012          500,000        552,500
  Diamond Cable Communications
    Company
    (Eff. Yield 11.09%)(d)             Sr. Disc. Notes           0.000     2005        2,000,000      1,410,000
  Frontiervision                       Sr. Notes (Subord.)      11.000     2006          250,000        257,500
  Fundy Cable Limited                  Sr. Notes                11.000     2005        1,000,000      1,060,000
  Rogers Cablesystems Limited          Sr. Notes                10.000     2005        1,000,000      1,055,000
  Telewest Communications PLC
    (Eff. Yield 9.07%)(d)              Sr. Disc. Deb.            0.000     2007          650,000        445,250
  Videotron Holdings, PLC (Eff.
    Yield 11.00%)(d)                   Sr. Disc. Notes           0.000     2005        2,000,000      1,580,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      7,881,500
----------------------------------------------------------------------------------------------------------------
CHEMICALS (1.4%)
  Astor Corporation (e)                Sr. Notes (Subord.)      10.500     2006          750,000        781,875
  Freedom Chemicals,
    Incorporated (e)                   Sr. Notes (Subord.)      10.625     2006          750,000        793,125
  NL Industries, Incorporated          Sr. Notes                11.750     2003          535,000        564,425
  Rexene Corporation                   Sr. Notes                11.750     2004          675,000        757,688
----------------------------------------------------------------------------------------------------------------
                                                                                                      2,897,113
----------------------------------------------------------------------------------------------------------------
CONSUMER (1.0%)
  Exide Corporation                    Sr. Notes                10.000     2005        1,000,000      1,033,750
  Harvard Industries,
    Incorporated                       Sr. Notes                11.125     2005          550,000        418,000
  International Semi-Tech
    Electronics, Incorporated
    (Eff. Yield 11.98%)(d)             Sr. Disc. Notes           0.000     2003        1,025,000        604,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      2,056,500
----------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

PAGE 10
------------------------------
Keystone Strategic Income Fund


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
DIVERSIFIED MEDIA (0.9%)
  Cinemark USA, Incorporated           Sr. Notes (Subord.)       9.625%    2008       $  500,000     $  508,750
  Lamar Advertising Company            Sr. Secd. Notes           9.625     2006          450,000        460,125
  Lifestyle Brands                     Gtd. Deb. (Subord.)      10.000     1997          350,000        350,000
                                       Deb. (Subord.)
  Viacom, Incorporated                 Exchangeable              8.000     2006          500,000        485,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      1,803,875
----------------------------------------------------------------------------------------------------------------
ENERGY (2.9%)
  Clark USA, Incorporated              Sr. Notes                10.875     2005        1,000,000      1,010,000
  Ferrellgas Partners Limited
    Partnership (e)                    Sr. Notes                 9.375     2006          775,000        783,719
  HS Resources, Incorporated
    (b)(e)                             Sr. Notes (Subord.)       9.250     2006          450,000        459,000
  Nuevo Energy Company                 Sr. Notes (Subord.)       9.500     2006        1,000,000      1,055,000
  Parker Drilling Corporation
    (b)(e)                             Gtd. Deb.                 9.750     2006        1,000,000      1,055,000
  Plains Resources, Incorporated
    (e)                                Sr. Notes (Subord.)      10.250     2006          500,000        540,000
  TransTexas Gas Corporation           Sr. Notes                11.500     2002          500,000        548,750
  Vintage Petroleum,
    Incorporated                       Sr. Notes (Subord.)       9.000     2005          500,000        513,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,965,219
----------------------------------------------------------------------------------------------------------------
FINANCIAL (0.5%)
  Reliance Group Holdings,
    Incorporated                       Sr. Deb. (Subord.)        9.750     2003        1,000,000      1,050,000
----------------------------------------------------------------------------------------------------------------
FOODS/TOBACCO/BEVERAGES (1.6%)
  Chiquita Brands International,
    Incorporated                       Sr. Notes                10.250     2006          500,000        525,000
  Iowa Select Farms
    (8/2/94-$2,243,310)
    (Eff. Yield 16.62%)(b)(d)          Sr. Disc. Notes           0.000     2004        4,336,000      2,793,685
----------------------------------------------------------------------------------------------------------------
                                                                                                      3,318,685
----------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS (2.8%)
  Buckeye Cellulose Corporation        Sr. Notes (Subord.)       8.500     2005        1,000,000      1,005,000
  Container Corporation of
    America                            Sr. Notes                11.250     2004        1,000,000      1,090,000
  Four M Corporation (e)               Sr. Notes                12.000     2006          375,000        393,750
  Owens-Illinois, Incorporated         Sr. Notes (Subord.)      10.500     2002          934,000        987,705
  Printpack, Incorporated (b)(e)       Sr. Notes (Subord.)      10.625     2006          350,000        367,500
  Rainy River Forest Products,
    Incorporated                       Sr. Notes                10.750     2001        1,000,000      1,082,500
  Tembec Finance Corporation           Sr. Notes                 9.875     2005        1,000,000        952,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,878,955
----------------------------------------------------------------------------------------------------------------
GAMING (2.2%)
  Casino America, Incorporated         Sr. Notes                12.500     2003        1,000,000        985,000
  Grand Palais Casino,
    Incorporated (8/15/94-
    $2,488,391)(a)(b)(c)               Sr. Secd. PIK Notes      18.250     1997        2,488,391             25
  Lodgenet Entertainment
    Corporation (e)(b)                 Sr. Notes                10.250     2006        1,000,000        998,750
  Prime Hospitality Corporation        1st Mtge. Notes           9.250     2006          500,000        505,000

PAGE 11
------------------------------


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
----------------------------------------------------------------------------------------------------------------
GAMING (CONTINUED)
  Showboat, Incorporated               Sr. Notes (Subord.)      13.000%    2009      $ 1,000,000     $ 1,147,500
  Starcraft Corporation
    (a)(b)(c)                          Notes (Subord.)          16.500     1998          750,000          15,000
  Trump Atlantic City Associates       1st Mtge. Notes          11.250     2006        1,000,000         965,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,616,275
----------------------------------------------------------------------------------------------------------------
HOUSING (0.9%)
  Continental Homes Holding
    Corporation                        Sr. Notes                10.000     2006        1,000,000       1,032,500
  Schuller International Group,
    Incorporated                       Sr. Notes                10.875     2004          750,000         828,750
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,861,250
----------------------------------------------------------------------------------------------------------------
METALS/MINERALS (0.5%)
  Jorgensen Earle                      Sr. Notes                10.750     2000        1,000,000       1,015,000
----------------------------------------------------------------------------------------------------------------
RETAIL (1.2%)
  Cole National Group,
    Incorporated                       Sr. Notes                11.250     2001          800,000         884,000
  Finlay Fine Jewelry
    Corporation                        Sr. Notes                10.625     2003        1,000,000       1,060,000
  Michaels Stores, Incorporated        Sr. Notes                10.875     2006          475,000         467,875
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,411,875
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
  Dial Call Communications,
    Incorporated
    (Eff. Yield 11.24%)(d)             Sr. Disc. Notes           0.000     2005        1,000,000         715,000
  MFS Communications (Eff. Yield
    8.87%)(d)                          Sr. Disc. Notes           0.000     2004          500,000         436,250
  Teleport Communications Group        Sr. Notes                 9.875     2006          525,000         555,188
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,706,438
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION (0.2%)
  Eletson Holdings, Incorporated       1st Pfd. Mtge. Notes      9.250     2003          500,000         501,250
----------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (0.8%)
  Mobile Telecommunication
    Technology                         Sr. Notes                13.500     2002          100,000          98,000
  Rogers Cantel                        Sr. Deb.                  9.375     2008          500,000         520,000
  Vanguard Cellular Systems,
    Incorporated                       Deb.                      9.375     2006        1,000,000       1,007,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,625,500
----------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$51,973,075)                                                    51,192,465
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (19.3%)
  FHLMC Participation
    Certificate Pool #607352                                     7.682     2022        7,809,335       8,166,847
  FHLMC Participation
    Certificate Pool #846298                                     7.190     2022        2,706,272       2,792,548
  FNMA Grantor Trust 95-T5A                                      7.000     2035        1,211,607       1,178,288
  FNMA Pool #322356                                              7.000     2025        4,465,438       4,370,547
  FNMA Pool #324193                                              7.000     2025        5,933,684       5,807,593
  GNMA Pool #354714                                              6.500     2023       10,123,066       9,718,143

                                                        (continued on next page)

PAGE 12
------------------------------
Keystone Strategic Income Fund


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
MORTGAGE-BACKED SECURITIES (CONTINUED)
  GNMA Pool #780163                                              6.500%    2009      $ 8,188,857     $ 8,115,894
----------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $40,139,924)                                                   40,149,860
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (16.3%)
  Argentina (Republic of)              Deb.                     11.375     2017        2,600,000       2,678,000
  Argentina Global                     Deb.                     11.000     2006        2,500,000       2,640,625
  Comtel Brasileira (e)                Notes                    10.750     2004        5,500,000       5,768,125
  Grupo Industrial Durango S.A.        Notes                    12.000     2001        2,500,000       2,700,000
  Grupo Industrial Durango S.A.        Notes                    12.625     2003          400,000         442,000
  Grupo Televisa S.A.                  Sr. Notes                11.875     2006        2,900,000       3,193,625
  Indah Kiat International
    Finance Co.                        Gtd. Sr. Secd. Notes     11.875     2002        3,000,000       3,210,000
  Intermedia Capital Partners
    (e)                                Sr. Notes                11.250     2006          500,000         527,500
  Ispat Mexicana S.A.                  Sr. Unsecd. Deb.         10.375     2001          750,000         770,625
  Klabin Fabricadora Papel             Unsecd. Deb.             10.000     2001        5,000,000       5,062,500
  Telefonica de Argentina              Unsecd. Deb.             11.875     2004        6,000,000       6,862,500
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$31,571,261)                                                33,855,500
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (24.1%)
  Denmark (Kingdom of)                 Deb.                      8.000     2003         35,500,000     6,317,353
                                                                                      Danish Krone
  Germany (Federal Republic of)        Deb.                      6.875     2005          9,400,000     6,216,481
                                                                                     Deutsche Mark
  Italy (Republic of)                  Deb.                      9.500     2006     13,250,000,000     9,411,183
                                                                                      Italian Lira
  New Zealand Government               Deb.                      8.000     2001          9,500,000     6,714,807
                                                                                New Zealand Dollar
  Spain (Government of)                Deb.                     10.900     2003        870,000,000     7,824,001
                                                                                    Spanish Peseta
  Sweden (Kingdom of)                  Deb.                     10.250     2003         46,000,000     7,669,992
                                                                                     Swedish Krona
  United Kingdom Treasury              Govt. Gtd.                7.000     2001          3,710,000     5,916,692
                                                                                    Pound Sterling
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$48,616,270)                                            50,070,509
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES (9.8%)
  U.S. Treasury Bonds                                            7.875     2021          7,723,000     8,603,885
  U.S. Treasury Bonds                                            6.500     2026          3,230,000     3,108,358
  U.S. Treasury Notes                                            5.750     1998            350,000       349,069
  U.S. Treasury Notes                                            6.125     1998          4,380,000     4,398,483
  U.S. Treasury Notes                                            6.250     2000            500,000       501,250
  U.S. Treasury Notes                                            6.125     2001          3,500,000     3,478,685
----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT ISSUES (COST--$19,983,408)                                                      20,439,730
----------------------------------------------------------------------------------------------------------------

PAGE 13
------------------------------


Schedule of Investments--January 31, 1997 (Unaudited)

                                                                                     Market
                                                                                     Value
===============================================================================================
TOTAL FIXED INCOME (COST--$192,283,938)                                           $195,708,064
-----------------------------------------------------------------------------------------------
                                                                      Shares
-----------------------------------------------------------------------------------------------
COMMON STOCKS/WARRANTS (0.6%)
  Casino America, Incorporated (a)                                     104,514         290,680
  Casino America, Incorporated, wts. (a)                                19,582             196
  Colorado Gaming and Entertainment Company (a)                        170,042         765,189
  Grand Palais Casinos, Inc., Series A,
    wts.(8/15/94-$727)(a)(b)(c)                                         72,794              73
  Grand Palais Casinos, Inc., Series B,
    wts.(8/15/94-$397)(a)(b)(c)                                         39,706              40
  Grand Palais Casinos, Inc., Series C,
    wts.(8/15/94-$3,507)(a)(b)(c)                                      350,735             351
  Grand Palais Casinos, Inc., Series D,
    wts.(8/15/94-$-0-)(a)(b)(c)                                        160,136             160
  Grand Palais Casinos, Inc., wts.(8/15/94-$57) (a)(b)(c)               87,342              87
  Iowa Select Farms, wts. (2/4/94-$955,122) (a)(b)                     117,800         117,800
  Nextel Communications, Incorporated, wts. (a)                          4,820              48
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/WARRANTS (COST--$3,034,293)                                      1,174,624
===============================================================================================
PREFERRED STOCK (0.6%) (COST--$2,106,054)
  Ampex Corp.(a)(b)                                                      2,156       1,185,800
-----------------------------------------------------------------------------------------------
                                             Coupon     Maturity    Maturity
                                              Rate        Date        Value
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
(COST--$4,655,000)
  Keystone Joint Repurchase Agreement
    (Investments in repurchase
    agreements, in a joint trading
    account, dated 1/31/97)(f)                5.580%    02/03/97    $4,657,165       4,655,000
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$202,079,285)                                             202,723,488
OTHER ASSETS AND LIABILITIES--NET (2.4%)                                             4,987,852
-----------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                               $207,711,340
===============================================================================================

(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted securitiy. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition costs. At January 31, 1997, the fair value of these restricted securities was $2,912,221 (1.40% of the Fund's net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At January 31, 1997, the face value of these securities was $15,736 (0.01% of the Fund's net assets).
(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1997.

                                                        (continued on next page)

PAGE 14
------------------------------
Keystone Strategic Income Fund

Schedule of Investments--January 31, 1997 (Unaudited)

Legend of Portfolio Abbreviations:
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

 Exchange                                     U.S. Value at      In Exchange   Net Unrealized
   Date                                       January 31, 1997    for U.S.$     Appreciation
----------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
                           Contracts to Deliver
           ---------------------------------------------------
2/20/97    2,997,435     Deutsche Mark           $1,834,685       2,005,000       $170,315
2/20/97    11,621,326    Danish Krone             1,863,303       2,023,000        159,697
3/13/97    7,414,942     New Zealand Dollar       5,093,352       5,139,000         45,648
4/28/97    3,710,000     Pound Sterling           5,933,873       6,027,006         93,133
                                                                              ----------------
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts        $468,793
                                                                              ================


See Notes to Financial Statements.

PAGE 15
------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                                       Year Ended July 31,
                                   Six Months Ended
                                   January 31, 1997     1996       1995      1994(b)      1993      1992
==============================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.77          $6.89       $7.35       $7.86      $7.02      $6.10
--------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.26           0.54        0.64        0.61       0.69       0.78
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.23          (0.09)      (0.45)      (0.44)      0.89       0.89
--------------------------------------------------------------------------------------------------------------
Total from investment operations          0.49           0.45        0.19        0.17       1.58       1.67
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.27)         (0.52)      (0.60)      (0.61)     (0.72)     (0.75)
In excess of investment income               0              0       (0.03)      (0.03)     (0.02)         0
Tax basis return of capital                  0          (0.05)      (0.02)      (0.04)         0          0
--------------------------------------------------------------------------------------------------------------
Total distributions                      (0.27)         (0.57)      (0.65)      (0.68)     (0.74)     (0.75)
--------------------------------------------------------------------------------------------------------------
Net asset value end of period            $6.99          $6.77       $6.89       $7.35      $7.86      $7.02
==============================================================================================================
Total return(a)                           7.34%          6.84%       3.00%       1.86%     24.13%     28.73%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.30%(c)(d)    1.30%(c)     1.33%      1.32%      1.80%      2.09%
 Total expenses excluding
   reimbursement                          1.30%(c)(d)    1.30%(c)     1.33%      1.32%      1.80%      2.12%
 Net investment income                    7.38%(d)       8.05%       9.31%       7.79%      9.50%     11.73%
Portfolio turnover rate                     39%           101%         95%         92%       151%        95%
--------------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                          $63,384        $68,118     $85,970    $105,181    $85,793    $70,459
==============================================================================================================


(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.28% (annualized) for the six months ended January 31, 1997 and 1.28% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 16
------------------------------
Keystone Strategic Income Fund



FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                         February 1, 1993
                                                                                         (Date of Initial
                                   Six Months Ended          Year Ended July 31,         Public Offering)
                                   January 31, 1997     1996        1995      1994(b)    to July 31, 1993
=========================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.81           $6.92        $7.38       $7.89          $7.07
---------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.24            0.50         0.60        0.55           0.24
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.22           (0.09)       (0.47)      (0.44)          0.92
---------------------------------------------------------------------------------------------------------
Total from investment operations          0.46            0.41         0.13        0.11           1.16
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)          (0.47)       (0.55)      (0.55)         (0.24)
In excess of net investment
  income                                     0               0        (0.03)      (0.03)         (0.10)
Tax basis return of capital                  0           (0.05)       (0.01)      (0.04)             0
---------------------------------------------------------------------------------------------------------
Total distributions                      (0.25)          (0.52)       (0.59)      (0.62)         (0.34)
---------------------------------------------------------------------------------------------------------
Net asset value end of period            $7.02           $6.81        $6.92       $7.38          $7.89
=========================================================================================================
Total return(a)                           6.78%           6.21%        2.12%       1.10%         16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.06%(c)(d)     2.07%(c)     2.06%     2.07%          2.37%(d)
 Net investment income                    6.62%(d)        7.28%        8.58%       7.11%          7.18%(d)
Portfolio turnover rate                     39%            101%          95%         92%           151%
---------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                         $116,861        $123,389     $149,091    $162,866        $35,415
=========================================================================================================

(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05% (annualized) for the six months ended January 31, 1997 and 2.05% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 17
------------------------------




FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                       February 1, 1993
                                                                                       (Date of Initial
                                   Six Months Ended         Year Ended July 31,        Public Offering)
                                   January 31, 1997     1996       1995     1994(b)    to July 31, 1993
=========================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.80          $6.92        $7.37      $7.88          $7.07
---------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.23           0.49         0.59       0.55           0.24
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.23          (0.09)       (0.45)     (0.44)          0.91
---------------------------------------------------------------------------------------------------------
Total from investment operations          0.46           0.40         0.14       0.11           1.15
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)         (0.47)       (0.55)     (0.55)         (0.24)
In excess of net investment
  income                                     0              0        (0.03)     (0.03)         (0.10)
Tax basis return of capital                  0          (0.05)       (0.01)     (0.04)             0
---------------------------------------------------------------------------------------------------------
Total distributions                      (0.25)         (0.52)       (0.59)     (0.62)         (0.34)
---------------------------------------------------------------------------------------------------------
Net asset value end of period            $7.01          $6.80        $6.92      $7.37          $7.88
=========================================================================================================
Total return(a)                           6.79%          6.07%        2.27%      1.09%         16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.06%(c)(d)    2.07%(c)     2.08%     2.07%          2.25%(d)
 Net investment income                    6.62%(d)       7.29%        8.56%      7.09%          7.35%(d)
Portfolio turnover rate                     39%           101%          95%        92%           151%
---------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                          $27,466        $31,816      $46,221    $59,228        $19,706
=========================================================================================================

(a) Excluding applicable sales charges
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05% (annualized) for the six months ended January 31, 1997 and 2.05% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 18
------------------------------
Keystone Strategic Income Fund



FINANCIAL HIGHLIGHTS--CLASS Y SHARES
(For a share outstanding throughout the period)

                                                                                      January 2, 1997
                                                                                      (Date of Initial
                                                                                      Public Offering)
                                                                                    to January 31, 1997
-------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
Net asset value beginning of period                                                       $ 7.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                                       0.00
Net realized and unrealized loss on investments and foreign currency related
  transactions                                                                             (0.03)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.03)
-------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                   (0.05)
-------------------------------------------------------------------------------------------------------
Net asset value end of period                                                             $ 6.95
=======================================================================================================
Total return(a)                                                                             0.00%
Ratios/supplemental data
Ratios to average net assets (annualized)
 Total expenses                                                                               --
 Net investment income                                                                        --
Portfolio turnover rate                                                                       39%
-------------------------------------------------------------------------------------------------------
Net assets end of period                                                                  $    7
=======================================================================================================

(a) Excluding applicable sales charges

See Notes to Financial Statements.

PAGE 19
------------------------------





STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (Unaudited)

Assets (Note 2)
 Investments at market value
   (identified cost--$202,079,285)                          $202,723,488
 Receivable for:
  Investments sold                                               247,624
  Fund shares sold                                               937,354
  Interest                                                     4,840,604
 Net unrealized appreciation on forward foreign  currency
  exchange contracts                                             468,793
 Prepaid expenses and other assets                                48,100
------------------------------------------------------------------------
   Total assets                                              209,265,963
------------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Fund shares redeemed                                           702,122
  Distributions to shareholders                                  588,038
 Distribution fee payable                                        113,175
 Due to related parties                                           17,751
 Other accrued expenses                                          133,537
------------------------------------------------------------------------
   Total liabilities                                           1,554,623
------------------------------------------------------------------------
Net assets                                                  $207,711,340
========================================================================
Net assets represented by
 Paid-in capital                                            $275,046,381
 Accumulated distributions in excess of net investment
   income                                                     (1,428,141)
 Accumulated net realized loss on investments, closed
   futures contracts and forward foreign currency
   related transactions                                      (66,895,983)
 Net unrealized appreciation on investments, forward
   foreign currency exchange contracts and related
   transactions                                                  989,083
------------------------------------------------------------------------
Total net assets                                            $207,711,340
========================================================================
Net Asset Value Per Share (Note 2)
 Class A Shares
  Net assets of $63,384,114 / 9,073,720 shares
    outstanding                                             $       6.99
  Offering price per share ($6.99 / 0.9525)
    (based on a sales charge of 4.75% of the offering
    price on January 31, 1997)                              $       7.34
 Class B Shares
  Net assets of $116,861,219 / 16,650,892 shares
    outstanding                                             $       7.02
 Class C Shares
  Net assets of $27,466,000 / 3,918,336 shares
    outstanding                                             $       7.01
 Class Y Shares
  Net assets of $7 / 1.007 shares outstanding               $       6.95
========================================================================



STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited)

Investment income
 Interest (net of foreign withholding
    taxes of $53,306)                                   $ 9,581,565
 Other income                                                23,475
-------------------------------------------------------------------
                                                          9,605,040
-------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                           $  709,713
 Distribution Plan expenses                  848,831
 Transfer agent fees                         294,152
 Custodian fees                               80,188
 Accounting, auditing and legal fees          32,684
 Trustees' fees and expenses                  18,011
 Other                                        43,870
-------------------------------------------------------------------
  Total expenses                           2,027,449
  Less: Expenses paid indirectly             (13,510)
-------------------------------------------------------------------
  Net expenses                                            2,013,939
-------------------------------------------------------------------
 Net investment income                                    7,591,101
-------------------------------------------------------------------
Net realized and unrealized gain on
   investments and forward foreign
   currency related transactions
   (Note 3)
 Net realized gain on:
  Investments                              2,468,026
  Forward foreign currency related
     transactions                            336,763
-------------------------------------------------------------------
 Net realized gain on investments and
    forward foreign currency related
    transactions                                          2,804,789
-------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on:
  Investments                              3,806,178
  Forward foreign currency related
     transactions                            534,157
-------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments and
  forward foreign currency related
  transactions                                            4,340,335
-------------------------------------------------------------------
 Net realized and unrealized gain on
    investments and forward foreign
    currency related transactions                         7,145,124
-------------------------------------------------------------------
 Net increase in net assets resulting
    from operations                                     $14,736,225
===================================================================

See Notes to Financial Statements.

PAGE 20
------------------------------
Keystone Strategic Income Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Six Months Ended     Year Ended
                                                                       January 31, 1997   July 31, 1996
=======================================================================================================
                                                                         (Unaudited)
Operations
 Net investment income                                                   $  7,591,101      $ 19,336,690
 Net realized gain (loss) on investments and foreign currency
  related transactions                                                      2,804,789        (3,931,838)
 Net change in unrealized appreciation (depreciation) on investments
  and foreign currency related transactions                                 4,340,335           247,245
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     14,736,225        15,652,097
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A Shares                                                           (2,542,747)       (5,945,153)
  Class B Shares                                                           (4,249,560)       (9,706,657)
  Class C Shares                                                           (1,056,939)       (2,690,979)
  Class Y Shares                                                                    0                 0
 Tax basis return of capital:
  Class A Shares                                                                    0          (564,217)
  Class B Shares                                                                    0          (921,197)
  Class C Shares                                                                    0          (255,384)
  Class Y Shares                                                                    0                 0
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (7,849,246)      (20,083,587)
-------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                            2,372,142         5,908,665
  Class B Shares                                                            9,153,950        18,284,154
  Class C Shares                                                            1,868,759         3,935,676
  Class Y Shares                                                                    7                 0
 Payment for shares redeemed:
  Class A Shares                                                          (10,521,212)      (25,781,907)
  Class B Shares                                                          (21,597,202)      (46,918,273)
  Class C Shares                                                           (7,871,440)      (19,524,124)
  Class Y Shares                                                                    0                 0
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                            1,314,675         3,365,004
  Class B Shares                                                            2,112,165         5,354,257
  Class C Shares                                                              669,755         1,848,660
  Class Y Shares                                                                    0                 0
-------------------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from capital share
  transactions                                                            (22,498,401)      (53,527,888)
-------------------------------------------------------------------------------------------------------
 Total decrease in net assets                                             (15,611,422)      (57,959,378)
-------------------------------------------------------------------------------------------------------
Net assets
 Beginning of period                                                      223,322,762       281,282,140
-------------------------------------------------------------------------------------------------------
 End of period [including accumulated distributions in excess of net investment income as follows: 1997--($1,428,141) and
   1996--($1,169,996)] (Note 1)                                          $207,711,340      $223,322,762
=======================================================================================================

See Notes to Financial Statements.

PAGE 21
------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly- owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek high current income from high yield, foreign and U.S. Government or agency obligations.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

   Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

   Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the

PAGE 22
------------------------------
Keystone Strategic Income Fund



transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

   The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

   Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the

PAGE 23
------------------------------




Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

   Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign security transactions for income tax purposes that have been recognized for financial statement purposes.

J. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.

   Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 will retain their existing conversion features.

   Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.

   Class Y shares are sold without a front-end or contingent deferred sales charge and pay no distribution or shareholder servicing expenses.

   Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class, except Class Y.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Fund were as follows:

                   Six months ended     Year ended
Class A            January 31, 1997    July 31, 1996
-----------------------------------------------------
Shares sold              339,922           862,737
Shares redeemed       (1,516,027)       (3,779,494)
Shares issued in
  reinvestment of
  dividends and
  distributions          189,663           493,925
-----------------------------------------------------
Net decrease            (986,442)       (2,422,832)
=====================================================
Class B
Shares sold            1,308,994         2,657,436
Shares redeemed       (3,093,253)       (6,840,568)
Shares issued in
  reinvestment of
  dividends and
  distributions          303,147           781,880
-----------------------------------------------------
Net decrease          (1,481,112)       (3,401,252)
=====================================================

PAGE 24
------------------------------
Keystone Strategic Income Fund



                   Six months ended     Year ended
Class C            January 31, 1997    July 31, 1996
-----------------------------------------------------
Shares sold              270,016           573,201
Shares redeemed       (1,128,932)       (2,845,554)
Shares issued in
  reinvestment of
  dividends and
  distributions           96,279           270,184
-----------------------------------------------------
Net decrease            (762,637)       (2,002,169)
=====================================================

                             January 2, 1997
                         (Date of Initial Public
                               Offering) to
Class Y                      January 31, 1997
-----------------------------------------------------
Shares sold                         1
Shares redeemed                     0
Shares issued in
reinvestment of
dividends and
distributions                       0
-----------------------------------------------------
Net increase                        1
=====================================================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 1997:

                        Cost of         Proceeds
                       Purchases       from Sales
---------------------------------------------------
Non-U.S.Government    $44,287,898     $101,107,448
U.S. Government       $18,522,734     $ 12,926,552

   The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1997 was approximately $3,431,700 at a weighted average interest rate of 5.19%. The maximum amount of borrowing during the year was $8,654,137 (including accrued interest).

   As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $65,917,000 which expires as follows:
$1,843,000--1998, $11,547,000--1999, $12,167,000--2000, $5,288,000--2002 and
$35,072,000--2004.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

   On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

   The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

   Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

   During the six months ended January 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

                      Paid to   Paid to
                        EKD       EKIS
-----------------------------------------
Class A                   --    $ 77,989
Class B prior
 to June 1, 1995          --     531,397
Class B on or
 after June 1, 1995   $2,287      83,080
Class C                   82     153,996

PAGE 25
------------------------------




   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

   EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

   At January 31, 1997 total unpaid distribution costs were $9,780,243 for Class B shares purchased before June 1, 1995 and $1,253,913 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $4,914,792 at January 31, 1997.

   Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

   Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

   During the six months ended January 31, 1997, the Fund paid or accrued $12,137 to Keystone for certain accounting services. The Fund paid or accrued $294,152 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

   Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $80,188 and received a credit of $13,510 pursuant to this expense offset arrangement, resulting in a net custody expense of $66,678. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.045 for Class A, $0.041 for Class B, $0.041 for Class C and $0.045 for Class Y were declared payable by March 6, 1997 to shareholders of record on February 25, 1997. These distributions are not reflected in the accompanying financial statements.

PAGE 26
------------------------------
Keystone Strategic Income Fund




Additional Information (Unaudited)

  Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside each proposal are the results of that vote.

  1. To elect the following Trustees:

                                            Affirmative    Withheld
                                            ------------- -----------
             Frederick Amling               22,218,403      518,215
             Laurence B. Ashkin             22,212,306      524,312
             Charles A. Austin III          22,209,589      527,029
             Foster Bam                     22,210,042      526,577
             George S. Bissell              22,213,540      523,078
             Edwin D. Campbell              22,210,802      525,816
             Charles F. Chapin              22,204,292      532,326
             K. Dun Gifford                 22,222,965      513,654
             James S. Howell                22,211,652      524,966
             Leroy Keith, Jr.               22,219,553      517,065
             F. Ray Keyser, Jr.             22,216,675      519,943
             Gerald M. McDonell             22,217,430      519,189
             Thomas L. McVerry              22,221,616      515,002
             William Walt Pettit            22,222,965      513,654
             David M Richardson             22,222,821      513,797
             Russell A. Salton, III M.D.    22,221,290      515,328
             Michael S. Scofield            22,222,821      513,797
             Richard J. Shima               22,209,416      527,203
             Andrew J. Simons               22,220,346      516,272

  2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

                        Affirmative   Against     Abstain
                       ------------- ---------   ---------
                        21,667,114    278,428     791,076

PAGE 27
------------------------------
Keystone Strategic Income Fund



                             Keystone's Services
                               for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                                [KEYSTONE LOGO]
                                 ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
----------------------
Keystone World Bond Fund
Seeks current income from debt securities in the United States and abroad

Dear Shareholder:

We are pleased to report to you on the activities of Keystone World Bond Fund for the fiscal year which ended October 31, 1996.

Performance

For the twelve-month period which ended October 31, 1996, your Fund produced a strong double-digit total return, in addition to successfully meeting its objective of current income. The Fund's investment results were as follows:

  Class A shares returned 13.99%.

  Class B shares returned 13.04%.

  Class C shares returned 13.09%.

  This strong performance reflected positive market conditions as well as the Fund's asset allocation during the period. The Salomon World Government Bond Index returned 5.37% for the twelve-month period. The average return of mutual funds in the World Bond Fund category was 8.05% for the period, according to Lipper Analytical Services, Inc.(1) The Fund's twelve-month performance ranked in the top quartile of that category.

Market environment

The bond markets staged an impressive rally during the past fiscal year. Virtually every market in which the Fund invests reported exceptional performance. In Latin America, where the Fund had about one-third of its total holdings, the total returns of some bonds outpaced the record-high returns of U.S. stocks during the period.

  The prevailing themes for the world's bond markets were declining inflation and lower interest rates. Many U.S. investors looking for higher yields ventured abroad to take advantage of government bonds in Australia, New Zealand, Europe and Latin America, which offered high yields even after adjusting for inflation.

Managing the dollar's strength

The strength of the U.S. dollar hurt the returns of many international portfolios but it benefitted your Fund. The portfolio maintained between 33% and 35% of net assets in U.S. dollar-denominated debt, which helped to enhance your Fund's overall performance. We hedged our currency risk in European holdings. We correctly anticipated that interest rates would decline in Europe, which would weaken some European currencies.

Broad diversification helps to capture opportunities while reducing risk

Your Fund divided its holdings among a number of countries, seeking to increase portfolio stability without sacrificing opportunities. For example, in Europe, our investments were divided between the countries that we believed would benefit from the European Monetary Union (EMU), as well as countries that in our view would do better, and might help protect your Fund, if the EMU fell through. In Latin America, we were more concerned with credit risk, so we analyzed every single company from the bottom up to ensure it had a strong enough foundation to withstand any downturns. At all times, we were mindful of the Fund's objective of current income, and we invested in countries that paid high real yields in addition to offering relatively stable environments.

-----------
(1)Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. The average return in the World Bond Fund category was 8.05% for the 1-year and 7.48% for the 5-year periods which ended October 31, 1996. There are 125 funds in the 1-year and 34 funds in the 5-year World Bond Fund categories. Performance is based on total return which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.

                                                      (continued on next page)

PAGE 2
----------------------
Keystone World Bond Fund

Looking ahead

We think that the markets in Europe, the Pacific Rim and the Americas are well positioned for another successful year, although at more moderate levels than during the past fiscal year. In the United States, the economy is in the sixth year of an expansion, but economic fundamentals continue to be favorable and we see no indications of a prolonged slowdown in the near future.

  From the global perspective, we see strong indications of continued growth. The emerging economies in Latin America, Asia, and Europe are supplying rising demand for new technology, modern infrastructure, consumer goods and services. The United States and, increasingly, other countries in Europe have been gearing up to meet global demand.

Introducing the new portfolio manager

Richard A. Wisentaner, Vice President and Portfolio Manager, assumed responsibilities as portfolio manager of Keystone World Bond Fund on October 1, 1996. As the principal analyst for your Fund during the previous two years, Mr. Wisentaner is thoroughly familiar with your Fund's fixed-income investments and he will maintain the continuity of management that contributed to your Fund's success during the past fiscal year. Mr. Wisentaner will continue to work closely with Gilman Gunn, Senior Vice President and head of the Keystone International Investment team, who managed the Fund until October 1, 1996.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund. Other services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  The past several months have been a time of dynamic change at Keystone Investments. We appreciate the opportunity to share our news with you and thank you for your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,     [photo of Albert H. Elfner, III and photo of George S. Bissell]

/s/Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

December 1996                  [Albert H. Elfner, III       George S. Bissell]

PAGE 3
----------------------

                              A Discussion With
                              Your Fund Manager

                        [photo of Richard Wisentaner]

     Richard Wisentaner is portfolio manager of Keystone World Bond Fund.
      An investment professional with broad experience in international fixed-income research and analysis, Mr. Wisentaner has been a member of Keystone's International team since September 1994. He received an A.B. in Economics at Harvard University, and an M.B.A. in Finance
    and International Business at the University of Chicago.

Q What was the overall investment climate for the world fixed-income markets during the past fiscal year?

A In general, the world bond markets produced excellent performance during the past twelve months which ended October 31, 1996. It was a broad-based rally, encompassing both the emerging and established economies. The markets from Europe to Australia responded to lower inflation levels and declining interest rates. In the emerging economies, improving political and economic climates demonstrated the countries' resolve to be competitive global market players.

Q What would you classify as the most significant opportunity for the Fund during the past fiscal year?

A The Fund was heavily weighted in countries whose currencies move with the U.S. dollar and thus represent no currency risk for the portfolio. That was a good place to be in the face of the strong U.S. dollar. At the close of the fiscal year, the fund had 8.9% of net assets in Canada, 11.2% in New Zealand, and 3.6% in Australia. Those countries had among the highest real interest rates, and their inflation levels were declining. The Fund had both positive currency performance and capital appreciation from those markets. Our other top performers were Latin American Eurobonds in Brazil, Argentina, and Mexico, which posted gains in the 20%-40% range in U.S. dollar terms for the twelve-month period.

Q What effect did the rising dollar have on the Fund's holdings in Europe and Latin America?

A The Fund hedged its currency exposure in Western Europe. We believed that with interest rates declining, the European currencies were likely to weaken relative to the U.S. dollar. We had no exposure in Eastern Europe because we allocated our below-investment-grade investments to Latin America. Our Latin American holdings were dollar-denominated, so there was no currency impact on the Fund from those countries.

Fund Profile
Objective: Seeks current income from debt securities in the United States and abroad.
Commencement of investment operations: January 9, 1987
Average quality: A
Average maturity: 6 years
Net assets: $14.6 million

PAGE 4
----------------------
Keystone World Bond Fund

Geographic Diversification
as of October 31, 1996

------------------------
Americas        43.5%
------------------------
Europe          38.8%
------------------------
Pacific         14.8%
------------------------
Other*           2.9%
------------------------

*Includes other assets and liabilities and short-term obligations.

Q What is your assessment of the Fund's performance?

A We are pleased with the Fund's results during the past fiscal year. Keystone World Bond Fund is managed to minimize volatility, and that can hurt performance in bull markets. In this bull market, our performance was significantly ahead of the Salomon World Government Bond Index. The strong results of emerging-market bonds in the portfolio was a partial reason for the Fund's edge over the Index. The Salomon World Government Bond Index does not include emerging-market debt.

Q How do you minimize the risks of investing in international bonds?

A We deal with three types of risk: currency risk, credit risk, and interest-rate risk. Credit risk is especially significant in emerging countries. In those regions we buy Eurobonds rather than Brady Bonds. Eurobonds tend to be shorter in duration, and less sensitive to interest rate movements than Brady Bonds. We buy strong companies with strong cash flows and good profit margins that we believe can withstand economic downturns. We don't invest in high-risk countries, like Russia or Panama.

  We seek to minimize currency risk by buying U.S. dollar-denominated bonds, dollar-bloc bonds, and by hedging.

  Interest-rate risk is minimized by shortening the duration of the bonds. Most maturities in the portfolio at fiscal year-end were less than 10 years.

Q How did the preparations for the European Monetary Union (EMU) affect the Fund?

A We have about 50% of net assets in Europe, so we watch the EMU developments very closely. During the past fiscal year, the impact on the Fund was very favorable. The countries that want to join the Union on January 1, 1999 have been scrambling to trim their budget deficits and put their fiscal houses in order. These efforts produced lower inflation and interest rates across Europe and boosted the values of bonds. The strongest advances occurred in the countries of peripheral Europe, such as Italy, Portugal, Spain and Sweden, where the Fund increased allocations over the past fiscal year. Those countries benefitted more from improving economies than the "core Europe," such as Germany and France, where economic risks are generally considered lower.

Q Is there a likelihood that the EMU might not come to pass?

A We believe that the EMU is an unknown. If the recovery doesn't pick up in Europe and its currencies become weaker, the EMU might fall through. The Fund hedged against that possibility by diversifying into both core and peripheral Europe. If the EMU were to fall through, we would shift more to core Europe.

PAGE 5
----------------------

Q What is your outlook?

A We think it's unlikely that we will repeat the appreciation in bond values that we saw in the past fiscal year. For prices to rise that far again, interest rates, which move in the opposite direction, would have to fall to unprecedented lows. Still, we believe that there's enough fuel left in this rally to produce attractive returns, especially in peripheral European countries and Latin America. We expect that as long as interest rates in Japan, Germany and the U.S. remain low, as we think they will, investors might be willing to take on additional risks outside of those established markets in order to earn higher yields.

   Our outlook for inflation is cautious, especially in the United States. The U.S. employment has been high and wage inflation has been emerging. U.S. commodity prices have been in check largely due to the slowdowns in Asia and Europe, but we believe these markets have been coming out of their doldrums.

  Overall, we think that efforts of many governments to reduce budget deficits and keep inflation in check should have a positive long-term impact on international bonds. Short-term fluctuations in any one market are inevitable, but we believe that Keystone World Bond Fund is well positioned to capitalize on the considerable opportunities available in international markets.

                                  [diamond]

                        This column is intended to answer
                        your questions about your Fund.
                    If you have a question, please write to:
                  Evergreen Keystone Investment Services, Inc.
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
----------------------
Keystone World Bond Fund

                           Your Fund's Performance

Growth of an investment in
Keystone World Bond Fund Class A

[MOUNTAIN CHART]

In Thousands

         Initial          Reinvested
       Investment        Distributions
 1/87     10000             10000
           9524              9524
           9810             10276
10/88      9619             10921
           9200             11049
10/90      9629             12270
           9857             13727
10/92      9667             14459
           9124             16703
10/94      8019             15791
           8019             16995
10/96      8524             19376

A $10,000 investment in Keystone World Bond Fund Class A made on January 9, 1987 with all distributions reinvested was worth $19,376 on October 31, 1996. Past performance is no guarantee of future results.

  **Class A shares were introduced on January 9, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

Twelve-Month Performance as of October 31, 1996
 -----------------------------------------------------------------------------
                                   Class A      Class B      Class C
Total returns*                      13.99%       13.04%       13.09%
Net asset value    10/31/95         $8.42        $8.45        $8.42
                   10/31/96         $8.95        $8.97        $8.94
Dividends                           $0.60        $0.54        $0.54
Capital gains                        None         None         None

* Before deducting any sales charges.


Historical Record as of October 31, 1996
 -----------------------------------------------------------------------------
Cumulative total returns          Class A      Class B       Class C
1-year w/o sales charge            13.99%       13.04%        13.09%
1-year**                            8.58%        9.04%        13.09%
5-year**                           34.43%          --            --
Life of class*                     93.76%       13.49%        16.01%
Average Annual Returns
1-year w/o sales charge            13.99%       13.04%        13.09%
1-year**                            8.58%        9.04%        13.09%
5-year**                            6.10%          --            --
Life of class*                      6.97%        3.97%         4.68%


  Class B shares were introduced on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on August 2, 1993. Performance reflects the deduction of the 1% contingent deferred sales charge which applies during the first year owned.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Performance for each class will differ.

  You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
----------------------

                           Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone World Bond Fund Class A, the Salomon World Government Bond Index, and the Consumer Price Index.

In Thousands          January 9, 1987 through October 31, 1996


                 Average Annual Total Return
---------------------------------------------------------
                  1 Year       5 Year       Life of Class
Class A            8.58%        6.10%         6.97%
Class B            9.04%          --          3.97%
Class C           13.09%          --          4.68%

[LINE CHART]
          Class A              SWGBI                 CPI
 1/87       9524               10000                10000
           10276               10974                10434
10/88      10921               12299                10878
           11049               12624                11367
10/90      12270               13889                12081
           13727               15458                12434
10/92      14459               17606                12833
           16703               19720                13186
10/94      15791               20432                13529
           16995               23540                13910
10/96      19376               24803                14281

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Salomon World Government Bond Index and the Consumer Price Index are from December 31, 1986. The Consumer Price Index is through September 30, 1996.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone World Bond Fund Class A

Your Fund seeks current income from debt securities in the U.S. and abroad. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Salomon World Government Bond Index (SWGBI)

The SWGBI is a broad-based unmanaged index of foreign government bonds. It is comprised of over 800 issues from 14 countries including the U.S. These securities are selected and compiled by Salomon Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you

PAGE 8
----------------------
Keystone World Bond Fund

evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

  The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Keystone World Bond FundPerformance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is for illustration only. An investor cannot invest in an index.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
----------------------

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
----------------------
Keystone World Bond Fund

SCHEDULE OF INVESTMENTS--October 31, 1996

                                            Coupon      Maturity       Principal         Market
                                             Rate         Date          Amount           Value
 =================================================================================================
INTERNATIONAL, GOVERNMENT AGENCIES AND ISSUES (97.1%)
AUSTRALIAN DOLLAR (3.6%)
New South Wales Treasury Corp.              12.600%     5/01/2006          500,000     $  529,197
 -------------------------------------------------------------------------------------------------
CANADIAN DOLLAR (8.9%)
Government of Canada                         8.750     12/01/2005        1,500,000      1,303,126
 -------------------------------------------------------------------------------------------------
DANISH KRONE (7.1%)
Kingdom of Denmark                           9.000     11/15/1998        2,000,000        374,000
Kingdom of Denmark                           7.000     12/15/2004        3,750,000        662,216
 -------------------------------------------------------------------------------------------------
                                                                                        1,036,216
 -------------------------------------------------------------------------------------------------
GERMAN DEUTSCHE MARK (4.6%)
Federal Republic of Germany                  6.875      5/12/2005          950,000        665,138
 -------------------------------------------------------------------------------------------------
IRISH POUND (4.8%)
Republic of Ireland                          8.000      8/18/2006          400,000        698,258
 -------------------------------------------------------------------------------------------------
ITALIAN LIRA (5.4%)
Republic of Italy                            9.500      2/01/2006    1,105,000,000        792,147
 -------------------------------------------------------------------------------------------------
NETHERLANDS GUILDER (4.0%)
Government of Netherlands                    7.750      3/01/2005          875,000        581,202
 -------------------------------------------------------------------------------------------------
NEW ZEALAND DOLLAR (11.2%)
Government of New Zealand                    6.500      2/15/2000          700,000        485,072
Government of New Zealand                    8.000      4/15/2004          750,000        551,822
Government of New Zealand                    9.000     11/15/1996          850,000        601,344
 -------------------------------------------------------------------------------------------------
                                                                                        1,638,238
 -------------------------------------------------------------------------------------------------
PORTUGUESE ESCUDO (4.5%)
Republic of Portugal                        10.625     06/23/2003       85,000,000        655,601
 -------------------------------------------------------------------------------------------------
SPANISH PESETA (3.3%)
Kingdom of Spain                            11.450      8/30/1998       32,000,000        270,431
Kingdom of Spain                            12.250      3/25/2000       23,000,000        208,702
 -------------------------------------------------------------------------------------------------
                                                                                          479,133
 -------------------------------------------------------------------------------------------------
SWEDISH KRONA (5.1%)
Kingdom of Sweden                           10.250      5/05/2003        4,200,000        747,655
 -------------------------------------------------------------------------------------------------
UNITED STATES DOLLAR (34.6%)
Comtel Brasileira                           10.750      9/26/2004          500,000        506,250
Grupo International Durango S.A. de CV      12.625     08/01/2003          600,000        627,000
Grupo Televisa S.A. de CV                   11.875      5/15/2006          600,000        636,000



PAGE 11
----------------------

                                            Coupon      Maturity       Principal         Market
                                             Rate         Date          Amount           Value
 =================================================================================================
UNITED STATES DOLLAR--CONTINUED
Ispat Mexicana S.A.                         10.375%     3/15/2001      1,025,000      $ 1,027,563
Klabin Fabricadora Papel                    12.125     12/28/2002        250,000          257,500
Republic of Argentina                       11.000     10/09/2006        500,000          487,500
Telecom Argentina                            8.375     10/18/2000        500,000          488,750
Telecom Argentina STET France               12.000     11/15/2002        190,000          205,200
Telefonica de Argentina S.A.                11.875     11/01/2004        760,000          813,200
 -------------------------------------------------------------------------------------------------
                                                                                        5,048,963
 -------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL, GOVERNMENT AGENCIES & ISSUES (COST--$13,086,165)                  14,174,874
 =================================================================================================
TOTAL INVESTMENTS (COST $13,086,165)(A)                                                14,174,874
 -------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (2.9%)                                                  417,378
 -------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                   $14,592,252
 =================================================================================================

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, is as follows:
             Gross unrealized appreciation      $1,139,598
             Gross unrealized depreciation         (50,889)
                                                -----------
              Net unrealized appreciation       $1,088,709
                                                ===========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                           U.S. $ Value
                                                                In              at            Unrealized
 Exchange                                                    Exchange       October 31,     Appreciation/
   Date                                                     for U.S. $         1996         (Depreciation)
 =========================================================================================================
Forward Foreign Currency Exchange Contracts to Sell:

                 Contracts to
                    Deliver
 =========================================================================================================
11/13/96          21,243,600        Spanish Peseta           $168,000        $166,395          $ 1,605
11/20/96             745,152        Deutsche Mark             502,500         492,654            9,846
11/20/96           2,033,783        Danish Krone              354,000         350,246            3,754
11/20/96             485,479        Netherland Guilder        292,000         286,497            5,503
01/09/97             318,829        Australian Dollar         250,000         252,144           (2,144)

Forward Foreign Currency Exchange Contracts to Buy:

             Contracts to Receive
 =========================================================================================================
11/13/96          21,243,600        Spanish Peseta           $165,985        $166,395          $   410

PAGE 12
----------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)


                               Year Ended
                              October 31,            Period from             Year Ended December 31,
                           -----------------      January 1, 1994 to     -------------------------------
                            1996       1995        October 31, 1994      1993    1992     1991     1990
========================================================================================================
Net asset value
  beginning of year        $ 8.42     $ 8.42            $ 9.56         $ 8.69   $10.77 $  9.82    $  9.76
--------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment income        0.54       0.61              0.32           0.44     0.64    0.66       0.63
Net realized and
  unrealized gain
  (loss) on investments
  and foreign currency
  related transactions       0.59      (0.01)            (0.96)          1.03    (0.79)    0.99      0.31
--------------------------------------------------------------------------------------------------------
Total from investment
  operations                 1.13       0.60             (0.64)          1.47    (0.15)    1.65      0.94
--------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income       (0.60)     (0.54)                0          (0.43)   (0.96)   (0.45)    (0.52)
In excess of net
  investment income             0          0                 0          (0.17)   (0.28)       0     (0.04)
Tax basis return of
  capital                       0      (0.06)            (0.50)             0        0       0          0
Net realized gains on
  investments and
  foreign currency
  related transactions          0          0                 0              0    (0.69)   (0.25)    (0.32)
--------------------------------------------------------------------------------------------------------
Total distributions         (0.60)     (0.60)            (0.50)         (0.60)   (1.93)   (0.70)    (0.88)
--------------------------------------------------------------------------------------------------------
Net asset value end of
  year                     $ 8.95     $ 8.42            $ 8.42         $ 9.56   $ 8.69  $ 10.77   $  9.82
========================================================================================================
Total return (c)            13.99%      7.62%            (6.72%)        17.26%   (1.24%)  17.48%    10.11%
Ratios/supplemental
  data
Ratios to average net
  assets:
 Total expenses (a)          2.01(d)    2.46(d)           2.20%(b)       2.20%    2.20%    2.00%     2.00%
 Net investment income       7.14%      7.21%             4.66%(b)       4.62%    5.44%    6.43%     6.48%
Portfolio turnover rate        58%       108%              100%           107%     185%     204%      154%
--------------------------------------------------------------------------------------------------------
Net assets end of year
  (thousands)              $8,618     $9,956            $6,047         $8,403   $7,121  $11,843   $13,833
========================================================================================================

                                                              January 9, 1987
                                                              (Commencement of
                                                               Operations) to
                                         1989       1988     December 31, 1987
================================================= =============================
Net asset value beginning of year       $ 10.04    $11.02          $10.00
 ------------------------------------------------------------------------------
Income from investment operations
Net investment income                      0.61      0.54            0.56
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions           (0.27)    (0.92)           1.27
 ------------------------------------------------------------------------------
Total from investment operations           0.34     (0.38)           1.83
 ------------------------------------------------------------------------------
Less distributions from
Net investment income                     (0.62)    (0.54)          (0.56)
In excess of net investment income            0         0               0
Tax basis return of capital                   0         0               0
Net realized gains on investments
  and foreign currency related
  transactions                                0     (0.06)          (0.25)
 ------------------------------------------------------------------------------
Total distributions                       (0.62)    (0.60)          (0.81)
 ------------------------------------------------------------------------------
Net asset value end of year             $  9.76    $10.04          $11.02
 ==============================================================================
Total return (c)                           3.07%    (3.34%)         19.10%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                        1.81%     1.19%           1.88%(b)
 Net investment income                     5.81%     5.34%           5.68%(b)
Portfolio turnover rate                      73%      335%            171%
 ------------------------------------------------------------------------------
Net assets end of year (thousands)      $14,806    $5,043          $4,774
 ==============================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.00% and 2.44% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 13
----------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)


                                                                                               August 2, 1993
                                              Year Ended October 31,     Period from          (Date of Initial
                                              ----------------------  January 1, 1994 to     Public Offering) to
                                              1996         1995        October 31, 1994       December 31, 1993
===============================================================================================================
Net asset value beginning of year            $ 8.45       $ 8.46           $ 9.58                 $ 9.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.55         0.52             0.31                   0.16
Net realized and unrealized gain (loss)
on investments and foreign currency
related transactions                           0.51         0.01            (0.99)                  0.21
---------------------------------------------------------------------------------------------------------------
Total from investment operations               1.06         0.53            (0.68)                  0.37
---------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                         (0.54)       (0.48)               0                  (0.11)
In excess of net investment income                0            0                0                  (0.15)
Tax basis return of capital                       0        (0.06)           (0.44)                     0
---------------------------------------------------------------------------------------------------------------
Total distributions                           (0.54)       (0.54)           (0.44)                 (0.26)
---------------------------------------------------------------------------------------------------------------
Net asset value end of year                  $ 8.97       $ 8.45           $ 8.46                 $ 9.58
===============================================================================================================
Total return (c)                              13.04%        6.68%           (7.18%)                 3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                            2.76%(d)     3.21%(d)         2.95%(b)               2.95%(b)
 Net investment income                         6.40%        6.43%            4.05%(b)               3.79%(b)
Portfolio turnover rate                          58%         108%             100%                   107%
---------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)           $4,917       $3,680           $3,429                 $2,544
===============================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.74% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 14
----------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)


                                                                                              August 2, 1993
                                           Year Ended October 31,        Period from         (Date of Initial
                                           ----------------------     January 1, 1994 to    Public Offering) to
                                             1996         1995         October 31, 1994      December 31, 1993
===============================================================================================================
Net asset value beginning of year           $ 8.42       $ 8.42            $ 9.58                 $ 9.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                         0.56         0.56              0.30                   0.18
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions               0.50        (0.02)            (1.02)                  0.19
---------------------------------------------------------------------------------------------------------------
Total from investment operations              1.06         0.54             (0.72)                  0.37
---------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                        (0.54)       (0.48)                0                  (0.12)
In excess of net investment income               0            0                 0                  (0.14)
Tax basis return of capital                      0        (0.06)            (0.44)                     0
---------------------------------------------------------------------------------------------------------------
Total distributions                          (0.54)       (0.54)            (0.44)                 (0.26)
---------------------------------------------------------------------------------------------------------------
Net asset value end of year                 $ 8.94       $ 8.42            $ 8.42                 $ 9.58
===============================================================================================================
Total return (c)                             13.09%        6.83%            (7.61%)                 3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                           2.78%(d)     3.21%(d)          2.95%(b)               2.95%(b)
 Net investment income                        6.37%        6.49%             3.94%(b)               3.79%(b)
Portfolio turnover rate                         58%         108%              100%                   107%
---------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)          $1,057       $1,183            $1,591                 $1,878
===============================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.77% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 15
----------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
=======================================================================
Assets
Investments at market value (identified cost--
$13,086,165)                                                $14,174,874
Receivable for:
 Unrealized appreciation on forward foreign currency
  exchange contracts                                             21,118
 Interest                                                       458,338
Prepaid expenses                                                  7,474
 -----------------------------------------------------------------------
   Total assets                                              14,661,804
 -----------------------------------------------------------------------
Liabilities
Payable for:
 Unrealized depreciation on forward foreign currency
  exchange contracts                                              2,144
 Income distribution                                             23,167
 Foreign taxes withheld                                           5,649
Other accrued expenses                                           38,592
 -----------------------------------------------------------------------
   Total liabilities                                             69,552
 -----------------------------------------------------------------------
Net assets                                                  $14,592,252
 =======================================================================
Net assets represented by
Paid-in capital                                             $14,497,982
Undistributed net investment income                              52,595
Accumulated net realized loss on investments and
 foreign currency related transactions                       (1,066,795)
Net unrealized appreciation on investments and foreign
 currency related transactions                                1,108,470
 -----------------------------------------------------------------------
   Total net assets                                         $14,592,252
 =======================================================================
Net Asset Value and redemption price per share
Class A Shares
 Net assets of $8,617,822 / 963,162 shares outstanding            $8.95
 Offering price per share ($8.95 / 0.9525) (based on a
 sales charge of 4.75% of the offering price at October
 31, 1996)                                                        $9.40
Class B Shares
 Net assets of $4,917,178 / 548,173 shares outstanding            $8.97
Class C Shares
 Net assets of $1,057,252 / 118,324 shares outstanding            $8.94
 =======================================================================

STATEMENT OF OPERATIONS
Year Ended October 31, 1996
========================================================================
Investment income
Interest (net of foreign withholding taxes
 of $7,569)                                                 $1,343,968
Expenses (Notes 4 and 5)
Management fee                                 $ 93,994
Transfer agent fees                              48,155
Accounting                                       20,918
Auditing and legal fees                          24,015
Custodian fees                                   22,640
Printing expenses                                19,338
Distribution Plan expenses                       77,012
Registration fees                                31,688
 ----------------------------------------------------------------------
 Total expenses                                 337,760
Less: Expenses paid indirectly (Note 6)          (1,671)
 ----------------------------------------------------------------------
Net expenses                                                   336,089
 ----------------------------------------------------------------------
Net investment income                                        1,007,879
 ----------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
  currency related transactions Net realized gain on
  investments and foreign currency related transactions        274,506
 ----------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments and
  foreign currency related transactions                        580,719
 ----------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                         855,225
 ----------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                                $1,863,104
 ======================================================================
See Notes to Financial Statements.

PAGE 16
----------------------
Keystone World Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS               Year Ended      Year Ended
                                                 October 31,     October 31,
                                                     1996            1995
=============================================================================
Operations
 Net investment income                           $ 1,007,879     $ 1,011,006
 Net realized gain (loss) on investments and
  foreign currency related transactions              274,506        (583,415)
 Net change in unrealized appreciation or
  depreciation on investments and foreign
  currency related transactions                      580,719         685,420
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      1,863,104       1,113,011
-----------------------------------------------------------------------------
Distributions to shareholders from Net investment income:
  Class A Shares                                    (635,884)       (653,425)
  Class B Shares                                    (279,243)       (187,676)
  Class C Shares                                     (71,306)        (82,887)
 Tax basis return of capital:
  Class A Shares                                           0         (65,389)
  Class B Shares                                           0         (24,167)
  Class C Shares                                           0          (7,767)
-----------------------------------------------------------------------------
  Total distributions to shareholders               (986,433)     (1,021,311)
-----------------------------------------------------------------------------
Capital share transactions (Note 2)
 Shares issued in acquisition of Keystone
Australia Income Fund: (Note 6)                            0       6,401,180
 Proceeds from shares sold:
  Class A Shares                                     195,332         379,004
  Class B Shares                                   2,034,239       1,382,294
  Class C Shares                                     282,296         226,771
 Payments for shares redeemed:
  Class A Shares                                  (2,510,565)     (3,470,274)
  Class B Shares                                  (1,274,145)     (1,277,770)
  Class C Shares                                    (514,425)       (680,398)
 Net asset value of shares issued in reinvestment
  of distributions:
  Class A shares                                     427,111         467,191
  Class B shares                                     213,523         168,229
  Class C shares                                      43,268          64,105
-----------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from capital share transactions       (1,103,366)      3,660,332
-----------------------------------------------------------------------------
  Total increase (decrease) in net assets           (226,695)      3,752,032
-----------------------------------------------------------------------------
Net assets:
 Beginning of year                                14,818,947      11,066,915
-----------------------------------------------------------------------------
 End of year [including undistributed net
  investment income (distributions in excess
  of net investment income) in 1996 of
  $52,595 and in 1995 of ($24,213)]              $14,592,252     $14,818,947
=============================================================================

See Notes to Financial Statements.

PAGE 17
----------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone World Bond Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a non-diversified, open-end investment company. The Fund offers three classes of shares. The Fund's investment objective is to earn investment income while also seeking capital appreciation.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to the procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment

PAGE 18
----------------------
Keystone World Bond Fund

securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments and foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

G. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the"Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

I. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets

PAGE 19
----------------------

of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transaction in shares of the Fund were as follows:
                                                   Year ended October 31,
Class A                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                         22,718         42,522
Shares redeemed                                   (291,986)      (425,398)
Shares issued in acquistion of Australia
 Income Fund (Note 6)                                             789,935
Shares issued in reinvestment of dividends          49,623         57,481
                                                -----------     ------------
Net increase (decrease)                           (219,645)       464,540
 ===========================================================================

                                                   Year ended October 31,
Class B                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                        235,196        166,498
Shares redeemed                                   (147,436)      (156,895)
Shares issued in reinvestment of dividends          24,700         20,548
                                                -----------     ------------
Net increase                                       112,460         30,151
 ===========================================================================

                                                   Year ended October 31,
Class C                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                         32,761         27,481
Shares redeemed                                    (59,947)       (83,800)
Shares issued in reinvestment of dividends           5,032          7,882
                                                -----------     ------------
Net decrease                                       (22,154)       (48,437)
 ===========================================================================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended October 31, 1996, were $8,090,824 and $8,134,796, respectively.

  As of October 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $1,060,000, which expires as follows:
$246,000--2002 and $814,000--2003.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended October 31, 1996, the Fund paid $21,291 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended October 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $30,767 for Class B shares purchased before June 1, 1995 and $13,709 for Class B shares purchased on or after June 1, 1995. The Fund paid $11,245 under the Class C Distribution Plan.

PAGE 20
----------------------
Keystone World Bond Fund

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At October 31, 1996, total unpaid distribution costs were $251,498 for Class B shares purchased before June 1, 1995, and $54,841 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $128,839 at October 31, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 1.50%of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.40% per annum, to the average daily net asset value of the Fund. During the year ended October 31, 1996, the Fund paid or accrued to Keystone investment management and advisory fees of $93,994, which represented 0.64% of the Fund's average net assets.

  During the year ended October 31, 1996, the Fund paid or accrued $20,918 to Keystone for certain accounting services. The Fund paid or accrued $48,155 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone Australia Income Fund in exchange for Class A shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone World Bond Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 789,935 shares of the Fund for the net assets of Keystone Australia Income Fund. The net assets of Keystone Australia Income Fund on that date, including $32,769 of unrealized depreciation on investments, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Australia Income Fund immediately before the acquisition were $10,313,320 and $6,401,180, respectively. The net assets of the Fund immediately after the acquisition were $16,714,500.

(7.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $22,640 and received a credit of $1,671 pursuant to this expense offset arrangement, resulting in a net custody expense of $20,969. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 21
----------------------

(8.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.052 for Class A, $0.047 for Class B and $0.047 for Class C were declared payable on December 5, 1996, to shareholders of record November 25, 1996. This distribution is not reflected in the accompanying financial statements.

(9.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

PAGE 22
----------------------
Keystone World Bond Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone World Bond Fund

We have audited the accompanying statement of assets and liabilities of Keystone World Bond Fund, including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the two-year period then ended, the period from January 1, 1994 to October 31, 1994, and the five-year period ended December 31, 1993 for Class A shares and for the two-year period then ended, and the periods from January 1, 1994 to October 31, 1994, and August 2, 1993 (Date of Initial Public Offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1988 and for the period January 9, 1987 (Commencement of Operations) to December 31, 1987 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone World Bond Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Boston, Massachusetts
November 29, 1996

PAGE 23
----------------------

FEDERAL TAX STATUS--Fiscal 1996 Distributions (Unaudited)

The per share distributions paid to you for the fiscal year ended October 31, 1996, whether taken in shares or cash, are as follows:

     Class A Shares             Class B Shares             Class C Shares
------------------------     ----------------------   ------------------------
         Income                     Income                     Income
        Dividends                 Dividends                  Dividends
------------------------     ----------------------   ------------------------
          $0.60                     $0.54                      $0.54

In January of 1997, complete information on calendar year 1996 distributions will be forwarded to you to assist you in completing your 1996 federal income tax return.

                         KEYSTONE STRATEGIC INCOME FUND

                                     PART C

                                OTHER INFORMATION


Item 15.     Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.     Exhibits:

Number    Description

1         Declaration of Trust, as supplemented.(2)
2         Bylaws, as amended.(2)
3         Not applicable.
4 Agreement and Plan of Reorganization (included as Exhibit A to the Proxy Statement/Prospectus contained in Part A to this registration statement).
5         Declaration of Trust Articles III, V, VI and VIII; By-Laws
          Article II.(2)
6 Investment Management and Advisory Agreement between Keystone Investment Management Company and the Registrant.(5)
7(A) Principal Underwriting Agreements for Registrant's Class A, B and C shares between Registrant and Evergreen Keystone Distributor, Inc. ("EKD"). (5)
 (B) Principal Underwriting Agreements for Registrant's Class A, B and C shares between Registrant and Evergreen Keystone Investment Services, Inc. ("EKIS"). (5)
 (C)      Principal Underwriting Agreement for Registrant's Class Y
          shares between Registrant and EKD. (5)
 (D)      Form of Dealer Agreements for Class A, B and C shares used by
          EKD. (5)
8         Not applicable.
9         Custody Agreement between State Street Bank and Trust Company and
          Registrant.(2)
10(A)     Rule 12b-1 Distribution Plans.(2)
  (B)     Multiple Class Plan, as amended.(2)
11 Opinion and consent of Sullivan & Worcester LLP as to the legality of the shares being issued.(5)
12        Tax opinion and consent of Sullivan & Worcester LLP. (3)
13        Not applicable.
14        Consent of KPMG Peat Marwick LLP.(3)
15        Not applicable.
16        Powers of Attorney.(5) (See signature page included herewith.)
17(A)     Form of Proxy Card.(3)
  (B)     Registrant's Rule 24f-2 Declaration.(4)

-------------------
(1) Incorporated by reference to post-effective amendment no. 20 to Registrant's registration statement (No.33-11050) (the "Registration Statement") dated December 9, 1996.
(2) Incorporated by reference to post-effective amendment no. 17 to the registration statement dated September 29, 1995.
(3)  Filed herewith.
(4) Incorporated by reference to the Registration Statement dated September 25, 1996.
(5) Incorporated by reference to Registrant's registration statement (No.333-25165) on Form N-14 dated April 15, 1997.

Item 17.     Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel and/or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 21st day of May, 1997.

                                        KEYSTONE STRATEGIC INCOME FUND

                                        By:  /s/ John J. Pileggi
                                             -----------------------
                                             Name: John J. Pileggi
                                             Title: President

     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated as of the 21st day of May, 1997.



/s/ George S. Bissell                   /s/ Charles F.Chapin*               /s/ William Walt Pettit*
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin                  William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford*                /s/ David M. Richardson*
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford                     David M. Richardson
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling*                   /s/ James S. Howell*               /s/ Russell A. Salton, III, M.D.*
-------------------------               -------------------------          -------------------------
Frederick Amling                        James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

/s/ Laurence B. Ashkin*                 /s/ Leroy Keith, Jr.*              /s/ Michael S. Scofield*
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.                   Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III*             /s/ F. Ray Keyser, Jr.*            /s/ Richard J. Shima*
--------------------------              -------------------------          -------------------------
Charles A. Austin, III                  F. Ray Keyser, Jr.                 Richard J. Shima
Trustee                                 Trustee                            Trustee

/s/ Foster Bam*                         /s/ Gerald M. McDonnell*           /s/ Andrew J. Simons*
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonell                 Andrew J. Simons
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell*                  /s/ Thomas L. McVerry*
-------------------------               -------------------------
Edwin D. Campbell                       Thomas L. McVerry
Trustee                                 Trustee

*By: /s/ Dorothy E. Bourassa
    _______________________
    Dorothy E. Bourassa**
    Attorney-in-fact

**Dorothy E. Bourassa, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons filed as part of the signature page to the Registration Statement on Form N-14 of the Registrant on April 15, 1997.

                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.                                                       Page

11       Tax Opinion and consent of Sullivan & Worcester LLP
14       Consent of KPMG Peat Marwick LLP
17(A)    Form of Proxy Card
 -------------------